                             AMERICAN SKANDIA TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1995

SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The Seligman Henderson International Equity Portfolio showed a total return of 10.00% for the year ended 31 December 1995. For that period the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index rose 11.21%.

1995 saw most stock markets perform satisfactorily, although Japan did not follow the general trend. It fell sharply in the first half of the year, but rose strongly in the second half, ending the year almost unchanged. The yen also swung dramatically, rising in the first half but falling during the second. During July, Seligman Henderson increased the yen hedge from 30% to 50% of the yen assets, which will have proved beneficial. At the beginning of the year Seligman Henderson increased our U.K. weighting. This was subsequently reduced as the U.K. performed relatively well, and during the last two months of the year Seligman Henderson increased our weighting in Continental Europe, particularly France. Stock selection overall proved positive and was particularly strong in Japan and the U.K.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT


                                   Seligman
                                   Henderson
                                 International
      Measurement Period         Equity Port-      MSCI EAFE
    (Fiscal Year Covered)            folio           Index
4/19/89                                  10000           10000
12/89                                    13760           10922
12/90                                    13341            8361
12/91                                    14275            9375
12/92                                    13084            8234
12/93                                    17808           10915
12/94                                    18278           11764
12/95                                    20105           13082

                                                                                       Since Inception
                                                             1 Year        5 Year         on 4/19/89
                                                           -----------   -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                             10.00%         7.09%           10.98%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

Lord Abbett Growth and Income Portfolio produced a total return of 28.91% for the year ended December 31, 1995, versus 37.56% for the unmanaged Standard & Poor's 500 Index.

Given the slow economic growth in 1995, Lord Abbett sought to increase our defensive position by weighting the Portfolio more heavily in less cyclical, consumer non-durable goods (such as food and drug companies). They also anticipated lower interest rates, given a very favorable inflation environment, and had a significant overweighting in financial companies.

As we head into 1996, Lord Abbett believes financial companies remain attractive, and that selected consumer and industrial cyclical stocks may offer interesting long-term prospects once the economy starts to rebound. In the near term, however, they expect profit gains generally will be disappointing, and that the main influence on the Portfolio's performance will come from individual stock selection. They will continue to look for companies that meet their value criteria and which are most able to produce earnings gains above the market's expectations.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                  Lord Abbett
                                  Growth and
      Measurement Period         Income Port-       S&P 500
    (Fiscal Year Covered)            folio           Index
5/1/92                                   10000           10000
12/92                                    10700           10711
12/93                                    12164           11788
12/94                                    12434           11938
12/95                                    16029           16422

                                                                                     Since Inception
                                                                      1 Year            on 5/1/92
                                                                ------------------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                      28.91%              13.73%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The financial markets achieved excellent gains in 1995. For the year the JanCap Growth Portfolio had a total return of 37.98% and the unmanaged S&P 500 Index gained 37.56%.

The year was notable for several reasons. Growth stocks outperformed value stocks for the first time in three years, which helped Portfolio results. Janus Capital Corporation expects this trend to continue in 1996, and has positioned the Portfolio in companies that have strong unit growth.

The year was also notable for the very strong performance of technology, telecommunications, and financial stocks. Even though the broad indexes posted exceptional results, these groups outpaced the indexes for the first three quarters, then declined sharply in the fourth quarter. Janus had selectively trimmed or sold many of our technology positions before the fourth quarter began and continued this process during the period, taking profits in semiconductors and related companies. Positions in the drug, chemical, and food sectors were either added or increased. Janus expects these companies will have steady earnings growth visibility and should perform well in a moderately expanding economy.

The additional volatility we are seeing in the stock markets as the year begins may signal a return to more normal levels of fluctuation. Volatility can create additional buying opportunities however, and Janus will seek to take advantage of them.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

      Measurement Period         JanCap Growth      S&P 500
    (Fiscal Year Covered)          Portfolio         Index
11/6/92                                  10000           10000
12/92                                    10530           10457
12/93                                    11780           11508
12/94                                    11248           11656
12/95                                    15520           16033

                                                                                     Since Inception
                                                                         1 Year         on 11/6/92
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         37.98%           14.97%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FEDERATED UTILITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1995 the Federated Utility Income Portfolio had a total return of 26.13%. For the same period the unmanaged Standard & Poor's 500 Index had a total return of 37.56%, while the unmanaged Standard & Poor's (S&P) Utility Index had a total return of 42.15%.

The Portfolio's relative underperformance was due in part to certain convertible securities holdings. These tend to outperform in rising interest rate environments, cushioning the interest-rate sensitivity of utility stocks and thereby allowing the Portfolio to perform well versus its peer group in weak utility markets. Another significant reason was its relative underweighting in the Baby Bells, a significant part of the S&P Utilities Index which, as a group, advanced 50.8% in 1995.

Federated Investment Counseling is optimistic entering 1996, believing each of the utility sectors is enjoying relatively positive fundamentals and that the defensive nature of this asset class will provide protection in the event of general market weakness.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                   Federated
                                    Utility
      Measurement Period            Income          S&P 500      S&P Utilities
    (Fiscal Year Covered)          Portfolio         Index           Index
5/4/93                                   10000           10000           10000
12/93                                    10790           10792           10541
12/94                                    10040           10930            9704
12/95                                    12664           15035           13795

                                                                                     Since Inception
                                                                         1 Year         on 5/4/93
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         26.13%           9.28%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PHOENIX BALANCED ASSET PORTFOLIO

--------------------------------------------------------------------------------

The AST Phoenix Balanced Asset Portfolio had a total return of 22.60% for the year ending December 31, 1995, compared to 27.2% for its blended benchmark of unmanaged indices (55% S&P 500 Index; 35% Lehman Brothers Aggregate Bond Index; 10% Salomon Brothers Three-month Treasury Bill Index).

The dynamic combination of falling interest rates and accelerating earnings growth drove the stock market to all time highs in 1995. Treasury bond rates dropped nearly 200 basis points, beginning the year near 8% and ending it close to 6%. Earnings gains were abundant with S&P 500 earnings up 20% (estimated) on the heels of a 40% gain for 1994. Market leadership was concentrated in technology and financials during the first half of 1995, but market crosscurrents began to develop at mid-year, fragmenting the uniformly strong group performance within the leading sectors.

The primary reason for the Portfolio's underperformance versus its blended benchmark for the fiscal year can be attributed to Phoenix Investment Counsel's heavier allocation to bonds and cash during the course of the year at the expense of equities. On the positive side, Phoenix's emphasis on various technology and financial services companies throughout the reporting period combined with a longer average duration on the fixed income side of the Portfolio, contributed to this year's overall performance. The addition during the second half of municipal bonds and emerging market debt also added incremental returns.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                   AST Phoenix
      Measurement Period             Balanced         Blended
    (Fiscal Year Covered)        Asset Portfolio       Index
5/4/93                                   10000           10000
12/93                                    10570           10633
12/94                                    10580           10653
12/95                                    12971           13554

                                                                                     Since Inception
                                                                         1 Year         on 5/4/93
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         22.60%           10.27%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

Federated High Yield Portfolio returned 19.57% for 1995 compared to 19.91% for the unmanaged Merrill Lynch High Yield Index and 16.66% for the Lipper High Current Yield Average.

For most of 1995, Federated Investment Counseling maintained a higher quality portfolio profile than normal given management's viewpoint that economic growth would slow, quality spreads would widen and interest rates would fall. Approximately 20% of the Portfolio was invested in Double B rated securities through the year and, more importantly, Federated upgraded the quality of the Portfolio's holdings in the Single B sector. This positioning, as well as favorable security selection, enabled the Portfolio to approximate the return of the Merrill Lynch High Yield Index, which reflects a 44% allocation to Double B rated securities. For reference, the Merrill Lynch Double B Index returned approximately 4.3% more than the Merrill Lynch Single B Index (which more closely resembles the Portfolio's normal positioning) in 1995.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                   Federated     Merrill Lynch
      Measurement Period          High Yield      High Yield
    (Fiscal Year Covered)          Portfolio         Index
1/4/94                                   10000           10000
6/94                                      9740            9701
12/94                                     9690            9884
6/95                                     10776           11149
12/95                                    11587           11851

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         19.57%           7.69%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PHOENIX CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Phoenix Capital Growth Portfolio had a total return of 32.1% for the year ending December 31, 1995, compared to 37.56% for the unmanaged Standard & Poor's 500 Index.

The primary reasons for the Portfolio's underperformance versus the benchmark for the year can be attributed to underweight positions in several sectors during the course of the year. More specifically, Phoenix Investment Counsel's underweight position in the financial and utility sectors early in the year, combined with subsequent underweight exposure in consumer staples later in the year, served as a detriment to performance. Cash holdings also served as a performance drag during this time period. On the positive side, investments made in various technology securities, especially networking and on-line services companies, greatly contributed to overall performance. In addition, healthcare stocks, including medical technology, biotechnology, and pharmaceutical companies performed well.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                  AST Phoenix
                                    Capital
      Measurement Period            Growth          S&P 500
    (Fiscal Year Covered)          Portfolio         Index
1/4/94                                   10000           10000
6/94                                      9280            9660
12/94                                     9340           10128
6/95                                     10908           12174
12/95                                    12338           13931

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         32.10%           11.17%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

The stock and bond markets enjoyed stellar returns in 1995. The T. Rowe Price Asset Allocation Portfolio benefited from rallies in both markets to post a 23.36% gain for the year. The equity portion of the Portfolio, however, did not keep pace with the S&P 500 Index. The Lipper Balanced Fund Average returned 25.16% for 1995, and a weighted index of 60% unmanaged Standard & Poor's 500 Index and 40% unmanaged Lehman Brothers Government/Corporate Index gained 29.99% for the year.

T. Rowe Price Associates maintains an allocation of the Portfolio to international stocks. The foreign stock markets did not experience the same robust gains as the domestic market, but T. Rowe Price expects this sector to contribute solidly in the future. In the fixed income area, however, foreign government markets (with the exception of Japan) finished the year with strong returns comparable to the domestic bond market. The allocation to domestic "BB" and "B" rated bonds also contributed to the gains in the fixed income portion. Nineteen ninety-five will be a hard act to follow, but T. Rowe Price believes the Portfolio is positioned to perform well in 1996.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                 T. Rowe Price
                                     Asset
      Measurement Period          Allocation       Weighted
    (Fiscal Year Covered)          Portfolio         Index
1/4/94                                   10000           10000
6/94                                      9740            9626
12/94                                     9940            9943
6/95                                     11364           11613
12/95                                    12262           12924

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         23.36%           10.80%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

The PIMCO Total Return Bond Portfolio had a total return of 18.78% for the year 1995. This compares to a return of 18.47% for the unmanaged Lehman Brothers Aggregate Bond Index.

1995 witnessed one of the strongest bull markets in history (following one of the most volatile bear markets in 1994). During 1995, interest rates fell precipitously with the 30 year Treasury bond closing the year below a 6% yield for the first time in years. In this environment, bond prices rose significantly and the total return (interest plus capital gains) from bonds was in double digits territory.

The Portfolio had a somewhat higher average maturity than the overall bond market during the year plus exposure to foreign bonds. This produced a higher level of return than the benchmark index.

Pacific Investment Management Company expects interest rates to decline further in 1996 as the economy slows and inflation continues to moderate. If so, bonds will continue to offer attractive rates of return for long term investors.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                  PIMCO Total
      Measurement Period          Return Bond     LB Aggregate
    (Fiscal Year Covered)          Portfolio          Index
1/4/94                                   10000           10000
6/94                                      9720            9613
12/94                                     9750            9708
6/95                                     10764           10815
12/95                                    11581           11502

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         18.78%           7.66%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

The INVESCO Equity Income Portfolio showed a total return of 30.07% for the year ended December 31, 1995. This compares to a return of 37.56% for the unmanaged Standard & Poor's 500 Index and 30.15% for the Lipper Equity Income Fund Average.

The year was characterized by strong stock and bond performance. The 65% equity portion of the Portfolio outperformed the S&P 500 Index. The bond component, while also showing strong gains, could not keep up with equities in such a strong year as 1995. Overall the Portfolio benefited from investments in quality companies which were able to grow earnings despite a challenging economic scenario.

Going forward, INVESCO Trust Company believes stock selection will become even more important, as earnings growth will be tougher to come by as the economy slows. The Portfolio will remain diversified, concentrating on those companies which are believed to have excellent management, leadership positions, strong balance sheets, and overall quality and liquidity. As always, the Portfolio will be constructed to provide an above-average yield; at year end the current yield was nearly 4.0%.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                    INVESCO
                                     Equity
      Measurement Period             Income        S&P 500
    (Fiscal Year Covered)           Portfolio       Index
1/4/94                                    9970           10030
6/94                                      9600            9720
12/94                                     9750           10128
6/95                                     11292           12174
12/95                                    12682           13931

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         30.07%           12.69%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------

1995 was a surprisingly strong year for both stocks and bonds. The Founders Capital Appreciation Portfolio returned 32.56% for the year ended December 31, 1995. While this trailed the unmanaged S&P 500 Index return of 37.56%, it compared favorably to the small-cap Russell 2000 benchmark of 28.45%. Early concerns of an overheating economy and accelerating inflation gave way to moderate economic growth and benign inflation. That combination allowed the Federal Reserve (Fed) to return to an easier money policy. Not only did the Fed cut interest rates twice for a total of 1/2 percent, but many foreign central banks also lowered interest rates.

The Portfolio's performance obviously benefited from the strength in growth stocks. Its traditional sectors of technology, healthcare, and telecommunications performed well. The most surprising area of disappointment was retail, which ordinarily provides many opportunities, but remained lackluster all year.

1996 OUTLOOK
While election years are generally good for the stock market, they also tend to be accompanied by some uncertainty. This year is no different, and probably has heightened uncertainty. Founders Asset Management believes that the economy will continue to grow at a slow but positive rate and that inflation will remain under control. This environment should lead to stable if not declining interest rates, and thus be beneficial for financial assets in general and growth stocks in particular. Founders will continue its approach of investing in a diversified list of high-quality domestic and international growth stocks that trade at reasonable valuations.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                   Founders
                                    Capital
      Measurement Period          Appreciation       S&P 500
    (Fiscal Year Covered)          Portfolio          Index
1/4/94                                   10000           10000
6/94                                      9210            9660
12/94                                    10840           10128
6/95                                     12796           12174
12/95                                    14369           13931

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         32.56%           19.99%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The Portfolio had a total return of 11.09% for the year ended December 31, 1995, compared to a total return of 11.21% for the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index.

Performance in the international market was reasonable except when compared with the remarkable U.S. stock market, which returned 37.6% as measured by the Standard & Poor's 500 Stock Index. Only Switzerland surpassed U.S. stocks in dollar terms. Established markets outperformed emerging markets worldwide. During the year, Japan, Germany, and France rose, while Brazil, Mexico, China, Korea, and many other markets fell in value.

Rowe Price-Fleming believes there are persuasive reasons to pursue a policy of international diversification over the long term, despite the superior performance of domestic equities last year. Rowe Price-Fleming expects earnings growth to slow in the U.S. during 1996, while remaining strong internationally. Inflation is under control in Europe, monetary policy is easing, and earnings growth is approximately two years behind the U.S. cycle. Japan shows signs of economic recovery. Asian earnings growth may look pedestrian measured against historical standards, but it is still projected around 20%. Asian stock markets currently look cheaper than they did after both the 1987 crash and the last recession. Similarly, much of the bad news in Latin America is already reflected in regional stock prices. Therefore, Rowe Price-Fleming expects international stocks to perform reasonably well in 1996 and will remain focused on buying shares at appealing prices.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                 T. Rowe Price
                                   Interna-
      Measurement Period         tional Equity    MSCI EAFE
    (Fiscal Year Covered)          Portfolio        Index
1/4/94                                   10000           10000
6/94                                      9570           10878
12/94                                     9620           10777
6/95                                     10014           11057
12/95                                    10687           11985

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         11.09%           3.40%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

EAGLE GROWTH EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The Eagle Growth Equity Portfolio generated a total return of 24.11% for the year ended December 31, 1995. The unmanaged Standard & Poor's 500 Index produced a total return of 37.56% over the same time period.

As the economy showed some signs of slowing in the second half of the year, investors turned to traditional consumer staple growth stocks. That shift gave a lift to stocks of drug and pharmaceutical companies, as well as to shares of beverage and tobacco concerns. Consequently, Eagle Asset Management's positions in Parmacia/Upjohn, Coca Cola, and Philip Morris all served to bolster 1995 returns. Performance was also enhanced by exposure to finance oriented companies. Specifically, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., and Student Loan Marketing Corp. all ranked within the Portfolio's top five performers. Eagle's banking holdings benefited from consolidation, healthier, cleaner balance sheets, and/or comprehensive cost reduction programs, which boosted banks' earnings throughout '95. Among Eagle's larger bank positions were Citicorp, Bank South, and First Union. During 1995, these gains were offset somewhat by Eagle's cellular and newspaper publishing exposure.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                 Eagle Growth
      Measurement Period            Equity          S&P 500
    (Fiscal Year Covered)          Portfolio         Index
5/3/94                                   10000           10000
6/94                                      9950            9900
12/94                                     9950           10380
6/95                                     11176           12477
12/95                                    12349           14278

                                                                                     Since Inception
                                                                         1 Year         on 5/3/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         24.11%           13.57%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST SCUDDER INTERNATIONAL BOND PORTFOLIO

--------------------------------------------------------------------------------

The AST Scudder International Bond Portfolio had a total return of 11.10% for the year ended December 31, 1995, compared with a total return of 19.05% on the unmanaged Salomon Brothers World Government Bond Index.

Driven by a stable environment of slow growth and low inflation, bond markets around the world powered ahead during 1995 with returns in excess of 15% in many markets. The Portfolio performed well during the second, third and fourth quarters of 1995, but lagged the Index on a full-year basis due to underperformance during the first quarter. Returns early in the year were dampened by an absence of currency risk in the Portfolio during a period of time when the dollar plummeted. Scudder, Stevens & Clark has used the recent dollar strength to add currency exposure, by reducing hedges against the Portfolio's European bond positions and adding considerably to yen exposure. At the end of December, currency exposure totaled 77.4%.

Going forward, Scudder expects to keep duration in line with the Index and to continue to focus heavily on Europe, anticipating further interest rate cuts. Japanese holdings will remain significant and Scudder expects an increased allocation to the emerging markets.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                                      Salomon
                                                      Brothers
                                 AST Scudder         World Gov-
      Measurement Period         International       ernment Bond
    (Fiscal Year Covered)        Bond Portfolio         Index
5/3/94                                   10000           10000
6/94                                      9870           10055
12/94                                     9680           10221
6/95                                     10268           11948
12/95                                    10755           12168

                                                                                     Since Inception
                                                                         1 Year         on 5/3/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         11.10%           4.47%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

BERGER CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The Berger Capital Growth Portfolio had a total return of 24.42% for the year ended December 31, 1995, compared with a total return of 37.56% on the unmanaged Standard & Poor's 500 Index.

The first full year of operation for the Berger Capital Growth Portfolio has proven rewarding on an absolute basis but disappointing from a relative standpoint. Early year returns were positively influenced by strength in the technology sector while being negatively influenced by an extreme underweight in the financial sector and difficulty in the HMO and nursing home sectors. Late year returns were positively influenced by strength in the healthcare, oil service and technology sectors. Technology exposure was gradually reduced throughout the second half of the year. The reduction appears to have been a correct portfolio decision, although perhaps it was an early move.

As we enter the new year Berger Associates continues to be extremely positive about the outlook for healthcare and oil service stocks, selectively optimistic about technology shares and underweight consumer related issues. Berger believes that as the market adjusts to declining rates of earnings per share growth, a slowing economy and lower interest rates, investors will focus on growth companies which possess highly predictable earnings streams.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                    Berger
      Measurement Period         Capital Growth        S&P 500
    (Fiscal Year Covered)          Portfolio            Index
10/20/94                                 10000           10000
12/94                                     9970            9882
6/95                                     11014           11878
12/95                                    12405           13594

                                                                                     Since Inception
                                                                         1 Year        on 10/20/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         24.42%           19.67%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

The Seligman Henderson International Small Cap Portfolio showed a total return of 3.30% for the period from inception on May 2, 1995 through December 31. For that period the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index rose 5.22%.

Smaller companies generally underperformed larger companies during 1995 as economic growth expectations declined. Seligman Henderson's main strategy has been to focus on Europe where they see the most attractive valuations. In the last quarter of 1995 they started to increase our weighting in Japan, having become more confident about an economic recovery there. Seligman Henderson also hedged 50% of the yen assets in July. Their overall focus is on economic sensitive companies where they expect to see strong earnings growth next year on the back of an improving world economy later in the year and in 1997.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                   Seligman
                                   Henderson
                                 International
      Measurement Period           Small Cap       MSCI EAFE
    (Fiscal Year Covered)          Portfolio         Index
5/2/95                                   10000           10000
6/95                                     10170            9710
9/95                                     10490           10110
12/95                                    10330           10522

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

From the inception of the T. Rowe Price Natural Resources Portfolio on May 2, 1995 through December 31, the Portfolio had a total return of 11.10%, compared with a return of 21.62% for the unmanaged Standard & Poor's 500 Index. The Standard & Poor's Oil Composite Index had a total return of 12.45% and the Standard & Poor's Gold Mining Index returned 3.32% over the same period. The weighting of gold equities in the Portfolio somewhat offset the contribution of the high energy position. The Lipper Natural Resources Fund Average had a total return of 9.04% from May 1, 1995 through year-end.

During the period that the Portfolio was active in 1995, the benchmark oil price fell about 4.2% to $18.60 per barrel and the benchmark domestic natural gas price rose about 9.3%. Energy prices have begun the year strong due to the cold winter and are expected to decline seasonally. The price of gold declined modestly from inception through year-end. Gold is presently testing an important resistance level of $400 per ounce. The rate of inflation remained low and T. Rowe Price's outlook for 1996 is a slight increase in that rate.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                 T. Rowe Price
                                    Natural
      Measurement Period           Resources        S&P 500
    (Fiscal Year Covered)          Portfolio         Index
5/2/95                                   10000           10000
6/95                                     10090           10630
9/95                                     10600           11470
12/95                                    11110           12162

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

The PIMCO Limited Maturity Bond Portfolio had a total return of 4.70% for the period from its inception on May 2, 1995 through December 31. The unmanaged benchmark Merrill Lynch 1-3 year Treasury Index had a return of 6.45% during the same period.

1995 witnessed one of the strongest bond markets in history (following one of the most volatile bear markets in 1994). During 1995, short term interest rates fell more than 2 full percentage points, with the 2 year Treasury note closing the year well below the 5.5% Federal Funds rate.

The Portfolio had an average maturity slightly greater than 2 years and emphasized government agency sponsored mortgage securities. The high yield of these securities was partially offset by lagging prices in the bond market rally, due to concerns about higher levels of mortgage refinancing in the declining interest rate environment.

Pacific Investment Management Company expects interest rates to decline further in 1996 as the economy slows and inflation continues to moderate. If so, bonds will continue to offer attractive rates of return for long term investors.

                      COMPARISON OF CHANGE IN THE VALUE
                           OF A $10,000 INVESTMENT

                                     PIMCO         Merrill Lynch
                                    Limited          1-3 Year
      Measurement Period           Maturity          Treasury
    (Fiscal Year Covered)        Bond Portfolio        Index
5/2/95                                   10000           10000
6/95                                     10050           10227
9/95                                     10170           10380
12/95                                    10470           10645

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AMERICAN SKANDIA TRUST

SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------   -------------
FOREIGN STOCKS -- 89.0%
AUSTRALIA -- 3.0%
    Broken Hill Proprietary Co.
      LTD. .........................   292,705   $   4,137,635
    MIM Holdings LTD. .............. 1,177,791       1,629,857
    News Corp. .....................   400,901       2,141,559
                                                  ------------
                                                     7,909,051
                                                  ------------
DENMARK -- 1.2%
    Teledanmark Cl-B................    60,264       3,288,133
                                                  ------------
FRANCE -- 9.6%
    AXA SA..........................    55,766       3,757,586
    Carrefour Supermarch SA.........     5,410       3,281,901
    Cie Generale des Eaux...........    39,156       3,908,804
    Lafarge -- Coppee SA............    54,934       3,538,882
    Roussel Uclaf...................    22,299       3,779,106
    Societe Generale................    33,372       4,122,524
    Societe Nationale Elf
      Aquitaine.....................    47,046       3,465,890
                                                  ------------
                                                    25,854,693
                                                  ------------
GERMANY -- 5.5%
    Adidas..........................    36,823       1,943,593
    Bayer AG........................    13,551       3,597,979
    Deutsche Bank AG................    64,218       3,049,258
    Karstadt AG.....................     6,630       2,718,198
    Lufthansa.......................    24,218       3,351,885
                                                  ------------
                                                    14,660,913
                                                  ------------
HONG KONG -- 2.7%
    Hong Kong Telecommunications
      LTD........................... 1,877,600       3,350,949
    Swire Pacific LTD. Cl-A.........   505,000       3,918,576
                                                  ------------
                                                     7,269,525
                                                  ------------
INDONESIA -- 1.1%
    Gadjah Tungal................... 5,073,000       2,828,192
                                                  ------------
ITALY -- 2.2%
    Assicurazione Generali..........   146,373       3,542,991
    Olivetti & Co. SPA Cl-C......... 2,851,074       2,284,808
                                                  ------------
                                                     5,827,799
                                                  ------------
JAPAN -- 27.0%
    Aoyama Trading Co. LTD. ........    37,500       1,197,735
    CSK Corp. ......................   117,000       3,657,666
    Denny's Japan Co. LTD. .........    38,000       1,268,873
    East Japan Railway Co. .........     1,416       6,879,907
    Joshin Demki....................    88,000       1,149,826
    Kao Corp. ......................   169,000       2,093,690
    Mitsui Marine & Fire
      Insurance.....................   542,000       3,860,937
    Mitsui O.S.K. Lines*............ 1,234,000       3,953,291
    Mitsubishi Materials Corp. .....   716,000       3,707,511
    Nippon Telegraph & Telephone
      Corp. ........................       855       6,909,843
    Nippon TV Network...............     8,410       2,246,574

                                      SHARES         VALUE
                                     ---------   -------------
    Nomura Securities Co. LTD. .....   186,000   $   4,050,523
    Pioneer Electronic Corp. .......   426,000       7,792,683
    Sumitomo Metal Industries*...... 1,183,000       3,583,808
    Sumitomo Sitix Corp. ...........    63,000       1,146,341
    Sumitomo Trust & Banking........   266,000       3,758,808
    Tokyo Steel Manufacturing.......    51,000         937,863
    Toshiba Corp. ..................   959,000       7,509,011
    Toyo Ink Manufacturing..........   194,000         957,607
    Tsutsumi Jewelry Co. LTD. ......    21,000       1,050,813
    Yamaha Corp. ...................   255,000       4,590,592
                                                  ------------
                                                    72,303,902
                                                  ------------
MALAYSIA -- 1.5%
    Malayan Banking BHD.............   246,500       2,077,302
    Proton Perusahaan Otomobil......   550,000       1,938,450
                                                  ------------
                                                     4,015,752
                                                  ------------
MEXICO -- 0.1%
    Grupo Financiero Banamex Cl-B...   225,000         375,195
                                                  ------------
NETHERLANDS -- 2.8%
    Elsevier NV.....................   279,625       3,729,030
    ING Groep NV....................    57,857       3,865,065
                                                  ------------
                                                     7,594,095
                                                  ------------
NORWAY -- 1.7%
    Kvaerner AS Cl-B................    47,276       1,583,836
    Norsk Hydro AS..................    68,195       2,866,604
                                                  ------------
                                                     4,450,440
                                                  ------------
SINGAPORE -- 3.1%
    Jurong Shipyard.................   596,000       4,593,693
    United Overseas Bank LTD. ......   394,860       3,797,268
                                                  ------------
                                                     8,390,961
                                                  ------------
SPAIN -- 2.8%
    Banco de Santander SA...........    76,573       3,858,747
    Iberdrola SA....................   208,362       1,913,792
    Uralita SA......................   179,327       1,632,269
                                                  ------------
                                                     7,404,808
                                                  ------------
SWEDEN -- 2.5%
    Ericsson, (L.M.) Telephone Co.
      Cl-B..........................   182,390       3,568,470
    Stora Kopparbergs Bergslags
      Cl-B..........................   257,111       3,076,277
                                                  ------------
                                                     6,644,747
                                                  ------------
SWITZERLAND -- 5.6%
    Brown Boveri AG-Bearer..........     3,341       3,881,852
    Nestle SA.......................     3,270       3,617,896
    Roche Holding AG-Genussshein....       481       3,805,710
    Zuerich Versicherung-Bearer.....    12,501       3,707,051
                                                  ------------
                                                    15,012,509
                                                  ------------

AMERICAN SKANDIA TRUST

SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------   -------------
THAILAND -- 1.9%
    Siam Cement Co. LTD.............    52,000   $   2,881,778
    Siam Commercial Bank............   168,000       2,214,212
                                                 -------------
                                                     5,095,990
                                                 -------------
UNITED KINGDOM -- 14.7%
    BAT Industries PLC..............   410,000       3,613,078
    British Petroleum Co. PLC.......   333,500       2,791,337
    Caradon PLC.....................   620,000       1,882,201
    Central European Growth
      Fund***....................... 1,680,000       1,023,945
    Central European Growth Fund
      (Warrants)*...................   258,000          24,038
    Farnell Electronics PLC.........   240,000       2,679,586
    FKI Babcock PLC.................   962,500       2,466,109
    Granada Group PLC...............   362,000       3,625,734
    Rentikil Group PLC..............   381,800       1,986,133
    Reuters Holdings PLC............   343,600       3,147,986
    Royal Bank of Scotland PLC......   310,000       2,820,895
    Siebe PLC.......................   225,000       2,774,154
    Tesco PLC.......................   781,500       3,604,235
    Unilever PLC....................   178,000       3,656,853
    WPP Group Ord. PLC.............. 1,350,000       3,437,995
                                                 -------------
                                                    39,534,279
                                                 -------------
TOTAL FOREIGN STOCKS
  (COST $220,036,687)...............               238,460,984
                                                 -------------
AMERICAN DEPOSITORY RECEIPTS -- 1.1%
DIVERSIFIED -- 0.5%
    Grupo Carso SA*.................   110,000       1,221,000
                                                 -------------
MISCELLANEOUS -- 0.6%
    Sociedad Anoni..................    80,000       1,730,000
                                                 -------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $3,435,327).................                 2,951,000
                                                 -------------
GLOBAL DEPOSITORY RECEIPTS -- 1.9%
DIVERSIFIED -- 0.9%
    Hindalco Industries.............    75,000       2,540,250
                                                 -------------
ELECTRONICS -- 1.0%
    Samsung Electronics Co.*........    43,000       2,547,750
                                                 -------------
TOTAL GLOBAL DEPOSITORY RECEIPTS
  (COST $4,105,665).................                 5,088,000
                                                 -------------

                                          PAR
                              MATURITY   (000)       VALUE
                              ---------  ------   ------------
SOVEREIGN ISSUES -- 1.3%
ELECTRICAL-EQUIPMENT -- 0.6%
    Teco Electric & Machine
      Corp.
      2.75%.................  04/15/04   $2,000   $  1,567,500
INDUSTRIAL -- 0.7%
    Gujarat Ambuja Cement
      3.50%.................  06/30/99    1,450      1,950,250
TOTAL SOVEREIGN ISSUES
  (COST $3,582,659)....................              3,517,750
TOTAL INVESTMENTS
  (COST $231,160,338**) -- 93.3%.......            250,017,734
OTHER ASSETS LESS
  LIABILITIES -- 6.7%..................             18,038,094
                                                 -------------
NET ASSETS -- 100.0%...................           $268,055,828
                                                 =============

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation.................           $ 29,767,682
    Gross depreciation.................            (11,120,367)
                                                 -------------
    Net appreciation...................           $ 18,647,315
                                                 =============

Foreign currency exchange contracts outstanding at December 31, 1995:

                   PRINCIPAL
                    AMOUNT
                    COVERED        EXPIRATION      UNREALIZED
TYPE              BY CONTRACT        MONTH        APPRECIATION
----------------------------------------------------------
Buy      ESP        64,462,119        01/96         $  1,755
Sell     JPN     3,330,855,000        02/96          543,751
                                                    --------
                                                    $545,506
                                                    ========
COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
ESP - Spain/Spanish Peseta
JPN - Japan/Japanese Yen

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

  * Non-income producing securities.
 ** Cost for Federal income tax purposes was $231,370,419.
*** Closed-end fund.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

LORD ABBETT GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
COMMON STOCK -- 63.9%
AEROSPACE -- 1.3%
    Boeing Co. ....................     30,000    $  2,351,250
    Rockwell International
      Corp. .......................     25,000       1,321,875
                                                  ------------
                                                     3,673,125
                                                  ------------
AUTOMOBILES -- 1.6%
    General Motors Corp. ..........     90,000       4,758,750
                                                  ------------
BANKING -- 4.4%
    BankAmerica Corp. .............     70,000       4,532,500
    Chemical Banking Corp. ........     80,000       4,700,000
    Comerica, Inc. ................     90,000       3,611,250
                                                  ------------
                                                    12,843,750
                                                  ------------
BUSINESS SUPPLIES -- 1.1%
    Snap-On, Inc. .................     70,000       3,167,500
                                                  ------------
CHEMICALS -- 3.0%
    Dow Chemical Co. ..............     30,000       2,111,250
    James River Corp. .............    180,000       4,342,500
    M.A. Hanna Co. ................     80,000       2,240,000
                                                  ------------
                                                     8,693,750
                                                  ------------
COMMUNICATIONS -- 0.9%
    Harris Corp. ..................     50,000       2,731,250
                                                  ------------
COMPUTERS -- 0.9%
    EMC Corp.*.....................    170,000       2,613,750
                                                  ------------
DIVERSIFIED -- 1.4%
    Crane Co. .....................     35,000       1,290,625
    National Services Industries,
      Inc. ........................     90,000       2,913,750
                                                  ------------
                                                     4,204,375
                                                  ------------
DRUGS -- 0.9%
    Merck & Co., Inc. .............     40,000       2,630,000
                                                  ------------
ELECTRONICS -- 4.4%
    AMP, Inc. .....................    100,000       3,837,500
    Emerson Electric Co. ..........     60,000       4,905,000
    Hewlett-Packard Co. ...........     35,000       2,931,250
    Seagate Technology, Inc.*......     25,000       1,187,500
                                                  ------------
                                                    12,861,250
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Bank of Boston Corp. ..........     60,000       2,775,000
                                                  ------------
FINANCIAL SERVICES -- 1.9%
    H. F. Ahmanson Co. ............    100,000       2,650,000
    H&R Block, Inc. ...............     70,000       2,835,000
                                                  ------------
                                                     5,485,000
                                                  ------------
FOODS & BEVERAGES -- 4.8%
    Conagra, Inc. .................    100,000       4,125,000
    Dean Foods Co. ................     35,700         981,750

                                      SHARES         VALUE
                                     ---------    ------------
    Hershey Foods Corp. ...........     55,000    $  3,575,000
    Sara Lee Corp. ................     50,000       1,593,750
    Supervalu, Inc. ...............    110,000       3,465,000
                                                  ------------
                                                    13,740,500
                                                  ------------
FOOD PROCESSING -- 0.7%
    Pioneer Hi-Bred
      International................     35,000       1,946,875
                                                  ------------
FOREST PRODUCTS -- 0.8%
    Westvaco Corp. ................     80,000       2,220,000
                                                  ------------
HEALTHCARE -- 1.7%
    Malincrodt Group, Inc. ........    135,000       4,910,625
                                                  ------------
HOSPITAL MANAGEMENT -- 0.7%
    Baxter International, Inc. ....     45,000       1,884,375
                                                  ------------
INSURANCE -- 5.1%
    Aetna Life & Casualty Co. .....     70,000       4,847,500
    CHUBB Corp. ...................     45,000       4,353,750
    Lincoln National Corp. ........     30,000       1,612,500
    Transamerica Corp. ............     55,000       4,008,125
                                                  ------------
                                                    14,821,875
                                                  ------------
MACHINERY & HEAVY EQUIPMENT -- 0.8%
    Goulds Pumps, Inc. ............     90,000       2,250,000
                                                  ------------
NATURAL GAS -- 1.3%
    Sonat, Inc. ...................    105,000       3,740,625
                                                  ------------
OFFICE EQUIPMENT -- 0.8%
    Moore Corp. LTD. ..............    125,000       2,328,125
                                                  ------------
OIL & GAS -- 2.3%
    Chevron Corp. .................     70,000       3,675,000
    Coastal Corp. .................     80,000       2,980,000
                                                  ------------
                                                     6,655,000
                                                  ------------
OIL & GAS-EQUIPMENT & SERVICES -- 0.3%
    Schlumberger LTD. .............     13,700         948,725
                                                  ------------
PAPER & PAPER PRODUCTS -- 1.0%
    Kimberly-Clark Corp. ..........     35,100       2,904,525
                                                  ------------
PHARMACEUTICALS -- 1.2%
    Warner Lambert Co. ............     35,000       3,399,375
                                                  ------------
PHOTOGRAPHY -- 0.5%
    Perkin Elmer Corp. ............     35,000       1,321,250
                                                  ------------
PRINTING & PUBLISHING -- 1.5%
    Deluxe Corp. ..................     80,000       2,320,000
    R.R. Donnelley & Sons Co. .....     50,000       1,968,750
                                                  ------------
                                                     4,288,750
                                                  ------------
RESTAURANTS -- 0.9%
    Brinker International, Inc.*...    180,000       2,722,500
                                                  ------------

AMERICAN SKANDIA TRUST

LORD ABBETT GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
RETAIL-MERCHANDISING -- 2.1%
    May Department Stores Co. .....     70,000    $  2,957,500
    Sears Roebuck & Co. ...........     80,000       3,120,000
                                                  ------------
                                                     6,077,500
                                                  ------------
RUBBER & PLASTIC -- 0.2%
    Standard Products Co. .........     34,100         601,013
                                                  ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.2%
    Great Western Financial
      Corp. .......................    140,000       3,570,000
                                                  ------------
TELECOMMUNICATIONS -- 3.0%
    AT&T Corp. ....................     80,000       5,180,000
    MCI Communications Corp. ......    130,000       3,396,250
                                                  ------------
                                                     8,576,250
                                                  ------------
TEXTILES -- 1.3%
    VF Corp. ......................     45,000       2,373,750
    Warnaco Group, Inc. Cl-A.......     50,000       1,250,000
                                                  ------------
                                                     3,623,750
                                                  ------------
UTILITIES-ELECTRIC -- 3.1%
    Detroit Edison Co. ............    100,000       3,450,000
    Ohio Edison Co. ...............    170,000       3,995,000
    Public Service Co. of
      Colorado.....................     45,000       1,591,875
                                                  ------------
                                                     9,036,875
                                                  ------------
UTILITIES-GAS -- 3.0%
    Cinergy Corp. .................    160,000       4,900,000
    Consolidated Natural Gas
      Co. .........................     80,000       3,630,000
                                                  ------------
                                                     8,530,000
                                                  ------------
WASTE MANAGEMENT -- 2.8%
    Browning-Ferris Industries,
      Inc. ........................    150,000       4,425,000
    WMX Technologies, Inc. ........    120,000       3,585,000
                                                  ------------
                                                     8,010,000
                                                  ------------
TOTAL COMMON STOCK
  (COST $162,644,061)..............                184,546,013
                                                  ------------
PREFERRED STOCK -- 4.4%
FINANCE -- 1.2%
    St. Paul's Capital,
      Convertible Cl-C
      6.00%........................     60,000       3,375,000
                                                  ------------
METALS & MINING -- 0.5%
    Cyprus Amax Minerals,
      Convertible $4.00............     25,000       1,484,375
                                                  ------------
OIL & GAS -- 0.8%
    Atlantic Richfield Co. $2.23...    105,000       2,467,500
                                                  ------------

                                      SHARES         VALUE
                                     ---------    ------------
PACKAGING & PAPER PRODUCTS -- 1.9%
    International Paper Co.,
      Convertible
      5.25%........................     55,000    $  2,512,125
    Sonoco Products Co.,
      Convertible $2.25............     50,000       2,856,250
                                                  ------------
                                                     5,368,375
                                                  ------------
TOTAL PREFERRED STOCK
  (COST $12,777,635)...............                 12,695,250
                                                  ------------
AMERICAN DEPOSITORY RECEIPTS -- 3.3%
AIRLINES -- 0.8%
    British Airways PLC............     30,000       2,182,500
                                                  ------------
HEALTH -- 1.2%
    Smithkline Beecham PLC
      (Unit).......................     65,000       3,607,500
                                                  ------------
OIL -- 1.3%
    Total Petroleum................    110,000       3,740,000
                                                  ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $7,338,946)................                  9,530,000
                                                  ------------
SHORT TERM INVESTMENTS -- 5.8%
    Temporary Investment
      Cash Fund....................  8,382,244       8,382,244
    Temporary Investment Fund......  8,382,244       8,382,244
                                                  ------------
      (COST $16,764,488)...........                 16,764,488
                                                  ------------
TOTAL INVESTMENTS
  (COST $199,525,130**) -- 77.4%...                223,535,751
OTHER ASSETS LESS
  LIABILITIES -- 22.6%.............                 65,213,522
                                                  ------------
NET ASSETS -- 100.0%...............               $288,749,273
                                                  ============
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation........................     $26,543,215
    Gross depreciation........................      (2,559,577)
                                                    ----------
    Net appreciation..........................     $23,983,638
                                                   ===========

--------------------------------------------------------------------------------

 * Non-income producing securities.
** Cost for Federal income tax purposes was $199,552,113.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

JANCAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
COMMON STOCK -- 84.8%
AEROSPACE-DEFENSE -- 2.4%
    Lockheed Martin Corp. ...........    112,550  $  8,891,450
    McDonnell Douglas Corp. .........     16,250     1,495,000
                                                  ------------
                                                    10,386,450
                                                  ------------
BANKING -- 10.3%
    Chemical Banking Corp. ..........    281,450    16,535,188
    Citicorp.........................    231,545    15,571,401
    First Bank System, Inc. .........     82,375     4,087,859
    First Chicago NBD Corp. .........     46,075     1,819,963
    First Interstate Bancorp.........     45,275     6,180,038
                                                  ------------
                                                    44,194,449
                                                  ------------
BEVERAGES & BOTTLING -- 6.1%
    Coca-Cola Co. ...................    148,600    11,033,550
    Coca-Cola Enterprises, Inc. .....    151,850     4,061,988
    Pepsico, Inc. ...................    204,475    11,425,041
                                                  ------------
                                                    26,520,579
                                                  ------------
BIOPHARMACEUTICALS -- 3.1%
    Amgen, Inc. .....................    225,025    13,360,859
                                                  ------------
BROADCASTING -- 0.1%
    Infinity Broadcasting Corp.
      Cl-A*..........................     11,475       427,444
                                                  ------------
CHEMICALS -- 4.2%
    Cytec Industries, Inc. ..........     88,525     5,521,747
    Hercules, Inc. ..................     67,700     3,816,588
    Monsanto Co. ....................     70,200     8,599,500
                                                  ------------
                                                    17,937,835
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 5.8%
    Cisco Systems, Inc.*.............    170,125    12,695,578
    First Data Corp. ................    182,500    12,204,688
                                                  ------------
                                                    24,900,266
                                                  ------------
COMPUTERS -- 4.1%
    Sun Microsystems, Inc.*..........    384,600    17,547,375
                                                  ------------
CONSUMER GOODS & SERVICES -- 2.6%
    Coleman Co., Inc.*...............     75,875     2,665,109
    CUC International, Inc. .........    135,450     4,622,231
    Lowe's Companies, Inc. ..........    114,625     3,839,938
                                                  ------------
                                                    11,127,278
                                                  ------------
CONSUMER PRODUCTS -- 0.5%
    General Electric Co. ............     28,700     2,066,400
                                                  ------------
ELECTRICAL EQUIPMENT -- 0.8%
    Duracell International, Inc. ....     69,000     3,570,750
                                                  ------------
ELECTRONICS -- 4.8%
    Altera Corp. ....................    163,825     8,150,294
    Diebold, Inc. ...................     49,100     2,718,913
    Lexmark International Group, Inc.
      Cl-A...........................    400,000     7,300,000
    National Semiconductor Corp.*....    118,725     2,641,631
                                                  ------------
                                                    20,810,838
                                                  ------------

                                        SHARES       VALUE
                                      ----------  ------------
ENTERTAINMENT -- 2.4%
    Walt Disney Co. .................    177,725  $ 10,485,775
                                                  ------------
FINANCIAL SERVICES -- 8.5%
    Charles Schwab Corp. (New).......    182,700     3,676,838
    Federal Home Loan Mortgage
      Association....................     10,175       849,613
    Federal National Mortgage
      Association....................     90,215    11,197,937
    Merrill Lynch & Co., Inc. .......    316,875    16,160,625
    Morgan Stanley Group, Inc. ......     58,225     4,694,391
                                                  ------------
                                                    36,579,404
                                                  ------------
FOOD PROCESSING -- 0.3%
    Pioneer Hi-Bred International....     23,000     1,279,375
                                                  ------------
FOREST PRODUCTS -- 0.8%
    Georgia Pacific Corp. ...........     11,750       806,344
    Willamette Industries, Inc. .....     50,300     2,829,375
                                                  ------------
                                                     3,635,719
                                                  ------------
HOME BUILDER -- 0.3%
    D.R. Horton, Inc.*...............    107,625     1,264,594
                                                  ------------
HOTELS & MOTELS -- 1.2%
    Hospitality Franchise Systems,
      Inc. ..........................     65,625     5,364,844
                                                  ------------
MACHINERY & HEAVY EQUIPMENT -- 0.6%
    Caterpillar, Inc. ...............     46,525     2,733,344
                                                  ------------
MEDICAL & MEDICAL SERVICES -- 1.2%
    Medtronic, Inc. .................     36,450     2,036,644
    Oxford Health Plans, Inc. .......     39,100     2,888,513
                                                  ------------
                                                     4,925,157
                                                  ------------
METALS & STEELS -- 1.7%
    Phelps Dodge Corp. ..............    118,900     7,401,525
                                                  ------------
PHARMACEUTICALS -- 7.2%
    Bristol-Meyers Squibb Co. .......     49,700     4,267,988
    Merck & Co., Inc. ...............    168,275    11,064,081
    Pfizer, Inc. ....................    180,750    11,387,250
    Warner Lambert Co. ..............     46,175     4,484,747
                                                  ------------
                                                    31,204,066
                                                  ------------
PRINTING & PUBLISHING -- 1.1%
    Gartner Group, Inc. Cl-A.........    100,000     4,787,500
                                                  ------------
RESTAURANTS -- 3.8%
    Boston Chicken, Inc. ............    122,175     3,924,872
    McDonald's Corp. ................    274,625    12,392,453
                                                  ------------
                                                    16,317,325
                                                  ------------
RETAIL-SPECIALTY -- 0.7%
    Nike, Inc. ......................     44,100     3,070,463
                                                  ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.4%
    Fidelity Federal Bank FSB........  2,682,439     5,869,177
                                                  ------------

AMERICAN SKANDIA TRUST

JANCAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
TELECOMMUNICATIONS -- 5.1%
    Ascend Communications, Inc.*.....    102,350  $  8,303,144
    Premisys Communications, Inc. ...     20,000     1,120,000
    Sprint Corp. ....................    103,700     4,135,038
    Tele-Communications
      International, Inc.*...........     78,600     1,788,150
    US Robotics, Inc. ...............     75,975     6,666,806
                                                  ------------
                                                    22,013,138
                                                  ------------
TRANSPORTATION -- 3.7%
    AMR Corp. .......................    134,100     9,956,925
    Delta Air Lines, Inc. ...........     48,525     3,584,784
    UAL Corp. .......................     13,550     2,418,675
                                                  ------------
                                                    15,960,384
                                                  ------------
TOTAL COMMON STOCK
  (COST $301,903,995)................              365,742,313
                                                  ------------
PREFERRED STOCK -- 0.7%
FINANCIAL SERVICES
    American Express Convertible
      6.25%
        (COST $2,780,360)............     56,000     3,108,000
                                                  ------------
AMERICAN DEPOSITORY RECEIPTS -- 2.4%
FINANCIAL SERVICES -- 0.3%
    Reuters Holdings PLC.............     22,725     1,252,716
                                                  ------------
HEALTH -- 0.5%
    Smithkline Beecham PLC (Unit)....     43,300     2,403,150
                                                  ------------
RETAIL -- 1.6%
    Fila Holding SPA.................    148,075     6,737,413
                                                  ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $8,536,059)..................               10,393,279
                                                  ------------
FOREIGN STOCKS -- 6.8%
COMPUTERS -- 2.8%
    Sap AG Vorzug -- (DEM)...........     77,810    11,816,352
                                                  ------------
PHARMACEUTICALS -- 4.0%
    Roche Holding AG-
      Genussshein -- (SW)............      2,187    17,303,711
                                                  ------------
TOTAL FOREIGN STOCKS
  (COST $22,958,932).................               29,120,063
                                                  ------------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 0.0%
    Temporary Investment Cash Fund...      9,686         9,686
    Temporary Investment Fund........      9,685         9,685
                                                  ------------
      (COST $19,371).................                   19,371
                                                  ------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
COMMERCIAL PAPER -- 6.0%
    Ford Motor Credit Co.
      5.75%................  01/02/96   $15,800   $ 15,797,476
    General Electric
      Capital Corp.
      5.95%................  01/04/96    10,000      9,995,042
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $25,792,518).......                         25,792,518
                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.3%
    Federal Home Loan Bank
      5.66%
      (COST $9,976,417)....  01/16/96    10,000      9,976,417
                                                   -----------
TOTAL INVESTMENTS
  (COST $371,967,652**) -- 103.0%.....             444,151,961
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.0%)..............             (12,831,188)
                                                   -----------
NET ASSETS -- 100.0%..................            $431,320,773
                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation................             $75,256,541
    Gross depreciation................              (3,077,801)
                                                    ----------
    Net appreciation..................             $72,178,740
                                                    ==========
Foreign currency exchange contracts outstanding at December
  31, 1995:

                  PRINCIPAL
                   AMOUNT                         UNREALIZED
                   COVERED       EXPIRATION      APPRECIATION
TYPE             BY CONTRACT       MONTH        (DEPRECIATION)

 -----------------------------------------------------------
Sell     DEM      9,127,000         02/96          $145,741
Sell     DEM      6,000,000         04/96            36,562
                                                 ----------
                                                    182,303
Buy      FIM     13,500,000         02/96           (23,719)
Sell     FIM     13,500,000         02/96           121,478
                                                     97,759
                                                 ----------
                                                   $280,062
                                                 ==========

        COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
DEM - Germany/German Deutschemark
FIM - Finland/Finnish Markka
SW - Switzerland/Swiss Franc

--------------------------------------------------------------------------------
 * Non-income producing securities.
** Cost for Federal income tax purposes was $371,973,221.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

AST MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
COMMERCIAL PAPER -- 19.6%
BANKING -- 4.3%
    Bank of New York
      5.83%................. 01/18/96   $15,000   $ 14,958,704
                                                 -------------
FINANCIAL -- 14.2%
    Bayerische Vereinsbank
      Caymen
      6.50%................. 01/02/96    18,000     17,996,750
    CIT Group Holdings, Inc.
      5.60%................. 03/08/96    15,000     14,843,667
    General Electric Capital
      Corp.
      5.79%................. 01/30/96    16,000     15,925,373
                                                 -------------
                                                    48,765,790
                                                 -------------
PHARMACEUTICALS -- 1.1%
    Pfizer, Inc.
      5.65%................. 02/05/96     3,763      3,742,330
                                                 -------------
TOTAL COMMERCIAL PAPER
  (COST $67,466,824)........                        67,466,824
                                                 -------------
CERTIFICATES OF DEPOSIT -- 50.3%
DOMESTIC -- 29.6%
    Bank of Nova Scotia
      5.75%................. 02/06/96     5,000      5,000,000
    Canada Imperial Bank of
      Commerce Toronto
      5.80%................. 01/18/96    16,000     16,000,000
    Dai Ichi Kangyo
      Bank LTD.
      6.26%................. 02/02/96    10,000     10,000,907
    Fuji Bank
      6.12%................. 01/17/96    16,000     16,000,000
    Harris Trust Bank
      5.65%................. 01/25/96    15,000     15,000,000
    Industrial Bank of Japan
      6.03%................. 02/23/96    17,000     17,004,011
    National Westminster
      Bank New York
      5.72%................. 02/16/96    18,000     18,002,533
    Sumitomo Bank New York
      6.09%................. 01/16/96     5,000      5,000,000
                                                 -------------
                                                   102,007,451
                                                 -------------
EURO DOLLAR -- 4.4%
    Sanwa London
      6.01%................. 01/16/96    15,000     15,000,062
                                                 -------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
YANKEE DOLLAR -- 16.3%
    Banque National de Paris
      5.79%................. 01/26/96   $10,000   $ 10,000,000
      5.74%................. 03/25/96     5,000      5,000,000
    National Bank of
      Australia
      5.75%................. 10/02/96     5,000      4,995,315
    NBD Bank NA
      5.95%................. 05/30/96     8,000      8,009,560
    Societe Generale
      5.65%................. 02/08/96    15,000     15,000,000
      6.60%................. 04/12/96     3,000      3,000,972
    Sumitomo Bank New York
      5.99%................. 01/16/96    10,000     10,000,163
                                                 -------------
                                                    56,006,010
                                                 -------------
TOTAL CERTIFICATES OF
  DEPOSIT
  (COST $173,013,523).......                       173,013,523
                                                 -------------
U.S. TREASURY BILLS -- 0.2%
    5.29%................... 03/21/96       400        395,302
    5.29%................... 03/21/96       442        436,804
TOTAL U.S. TREASURY BILLS
  (COST $832,106)...........                           832,106
                                                 -------------
MEDIUM TERM NOTES -- 9.9%
BANKING -- 1.4%
    Comerica Bank of
      Detroit, Michigan
      5.70%................. 09/03/96     5,000      4,997,731
                                                 -------------
FINANCIAL -- 4.4%
    Xerox Credit Corp.
      17.00%................ 02/09/96    15,000     15,168,654
U.S. GOVERNMENT
  AGENCIES -- 4.1%
    Federal National
      Mortgage Association
      5.30%................. 12/26/96    14,000     13,970,800
                                                 -------------
TOTAL MEDIUM TERM NOTES
  (COST $34,137,185)........                        34,137,185
                                                 -------------
VARIABLE RATE DISCOUNT NOTES -- 1.5%
U.S. GOVERNMENT AGENCIES
    Federal National
      Mortgage Association
      5.75%
        (COST $4,995,774)... 10/11/96     5,000      4,995,774
                                                 -------------

AMERICAN SKANDIA TRUST

AST MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.2%
FEDERAL FARM CREDIT BANK -- 2.9%
    6.07%................... 06/03/96   $10,000   $  9,995,958
                                                 -------------
FEDERAL HOME LOAN BANK -- 6.6%
    5.46%................... 01/22/96    22,815     22,742,334
                                                 -------------
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 3.2%
    5.47%................... 01/19/96     9,093      9,068,131
    6.06%................... 03/21/96     2,000      1,973,067
                                                 -------------
                                                    11,041,198
                                                 -------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 5.5%
    5.60%................... 11/01/96     6,000      5,991,850
    5.50%................... 01/31/96    13,050     12,990,188
                                                 -------------
                                                    18,982,038
                                                 -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $62,761,528)..................              62,761,528
                                                 -------------
TOTAL INVESTMENTS
  (COST $343,206,940*) - 99.7%........             343,206,940
OTHER ASSETS LESS
  LIABILITIES -- 0.3%.................               1,018,232
                                                 -------------
NET ASSETS -- 100.0%..................            $344,225,172
                                                 =============

--------------------------------------------------------------------------------

* Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FEDERATED UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
COMMON STOCK -- 76.0%
BANKING -- 0.3%
    PNC Financial Corp. .............   10,800    $   348,300
                                                  -----------
ENERGY -- 2.5%
    Sonat, Inc. .....................   58,500      2,084,063
    Westcoast Energy, Inc. ..........   38,400        561,600
                                                  -----------
                                                    2,645,663
                                                  -----------
FINANCIAL SERVICES -- 0.1%
    First USA, Inc. .................    2,700        106,650
                                                  -----------
FOOD & TOBACCO -- 1.1%
    Philip Morris Companies, Inc. ...   13,000      1,176,500
                                                  -----------
HEALTHCARE -- 1.9%
    Meditrust SBI....................   58,500      2,040,187
                                                  -----------
NATURAL GAS -- 5.5%
    MCN Corp. .......................   81,800      1,901,850
    Pacific Enterprises, Inc. .......   70,700      1,997,275
    Panhandle Eastern Corp. .........   23,700        660,638
    Williams Companies, Inc. ........   30,300      1,329,413
                                                  -----------
                                                    5,889,176
                                                  -----------
OIL & GAS -- 1.5%
    Exxon Corp. .....................   19,500      1,562,437
                                                  -----------
TELECOMMUNICATIONS -- 21.7%
    Ameritech Corp. .................   55,700      3,286,300
    AT&T Corp. ......................   70,900      4,590,775
    BellSouth Corp. .................   93,700      4,075,950
    GTE Corp. .......................   85,800      3,775,200
    MCI Communications Corp. ........  157,000      4,101,625
    SBC Communications Corp. ........   59,900      3,444,250
                                                  -----------
                                                   23,274,100
                                                  -----------
UTILITIES-COMBINATION -- 2.6%
    CMS Energy Corp. ................   92,700      2,769,412
                                                  -----------
UTILITIES-ELECTRIC -- 36.2%
    Baltimore Gas & Electric Co. ....   47,100      1,342,350
    Cinergy Corp. ...................   45,700      1,399,562
    DPL, Inc. .......................  107,200      2,653,200
    DQE, Inc. .......................   83,550      2,569,162
    Duke Power Co. ..................   71,900      3,406,262
    Florida Progress Corp. ..........   44,600      1,577,725
    FPL Group, Inc. .................   90,700      4,206,213
    General Public Utilities
      Corp. .........................   49,200      1,672,800
    Illinova Corp. ..................   77,800      2,334,000
    NIPSCO Industries, Inc. .........   58,000      2,218,500
    Ohio Edison Co. .................   30,300        712,050
    Pacificorp.......................   75,600      1,606,500
    PECO Energy Co. .................   52,900      1,593,613
    Pinnacle West Capital Co. .......   93,600      2,691,000

                                       SHARES        VALUE
                                       -------    -----------
    Southern Co. ....................   85,800    $ 2,112,825
    Texas Utilities Co. .............   60,000      2,467,500
    Unicom Corp. ....................   20,000        655,000
    Utilicorp United, Inc. ..........   66,700      1,959,313
    Western Resources, Inc. .........   54,400      1,815,600
                                                  -----------
                                                   38,993,175
                                                  -----------
UTILITIES-GAS -- 2.6%
    Enron Corp. .....................   54,300      2,070,187
    Enron Global Power & Pipeline....   30,600        761,175
                                                  -----------
                                                    2,831,362
                                                  -----------
TOTAL COMMON STOCK
  (COST $70,730,913).................              81,636,962
                                                  -----------
PREFERRED STOCK -- 13.4%
AUTOMOBILES -- 1.0%
    General Motors Corp., Convertible
      Cl-C $3.25.....................   15,100      1,106,075
                                                  -----------
BEVERAGES & TOBACCO -- 4.0%
    RJR Nabisco Holdings Corp.,
      Convertible Cl-C $0.60.........  674,200      4,298,025
                                                  -----------
FINANCE -- 3.8%
    Merrill Lynch & Co., Inc.,
      Convertible $3.12..............   28,100      1,457,687
    SunAmerica, Inc., Convertible
      Cl-E $3.10.....................   15,000        982,500
    SunAmerica, Inc., Convertible
      Cl-D $2.78.....................   33,500      1,603,813
                                                  -----------
                                                    4,044,000
                                                  -----------
FOREST PRODUCTS -- 1.0%
    James River Corp., Convertible
      9.00%..........................   44,500      1,040,187
                                                  -----------
HOME FURNISHINGS & HOUSEWARES -- 0.6%
    Kaufman & Broad, Convertible Cl-B
      $1.52..........................   42,600        633,675
                                                  -----------
METALS & MINING -- 1.6%
    Reynolds Metals Co., Convertible
      $3.31..........................   33,700      1,706,063
                                                  -----------
NATURAL GAS -- 1.0%
    Williams Companies, Inc.,
      Convertible $3.50..............   14,300      1,058,200
                                                  -----------
PAPER & PAPER PRODUCTS -- 0.4%
    International Paper Co.,
      Convertible $5.25..............   11,000        502,425
                                                  -----------
TOTAL PREFERRED STOCK
  (COST $13,683,523).................              14,388,650
                                                  -----------

AMERICAN SKANDIA TRUST

FEDERATED UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
AMERICAN DEPOSITORY RECEIPTS -- 6.3%
ELECTRIC POWER -- 0.6%
    National Power PLC...............   70,200    $   649,350
                                                  -----------
ELECTRONIC-SYSTEMS -- 1.0%
    Nokia Corp. C1-A.................   27,700      1,076,837
                                                  -----------
TELECOMMUNICATIONS -- 4.7%
    Cable & Wireless PLC.............   10,600        223,925
    Cointel Prides...................   43,900      2,546,200
    Compania de Telefonos de Chile...    7,100        588,413
    Telcomunicacoes Brasileras.......   12,800        606,400
    Telefonica de Espana.............   26,200      1,097,125
                                                  -----------
                                                    5,062,063
                                                  -----------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $7,356,442)..................               6,788,250
                                                  -----------

                                         PAR
                            MATURITY    (000)
                            --------   -------
CORPORATE BONDS -- 2.5%
INDUSTRIAL -- 0.6%
    Analog Devices, Inc.,
      Convertible
      3.50%...............  12/01/00   $   330         358,050
    National Semiconductor
      Corp., Convertible
      6.50%...............  10/01/02       280         262,500
                                                  ------------
                                                       620,550
                                                  ------------
INSURANCE -- 0.9%
    Equitable Companies,
      Inc., Convertible
      Subordinate
      Debentures
      6.13%...............  12/15/24       825         945,656
                                                  ------------
RETAIL -- 0.3%
    Federated Department
      Stores, Inc.,
      Convertible
      5.00%...............  10/01/03       370         372,313
                                                  ------------

                                         PAR
                            MATURITY    (000)        VALUE
                            --------   -------    ------------
TECHNOLOGY -- 0.7%
    3Com Corp.,
      Convertible
      10.25%..............  11/01/01   $   320    $    492,000
    VLSI Technology, Inc.
      8.25%...............  10/01/05       280         260,400
                                                  ------------
                                                       752,400
                                                  ------------
TOTAL CORPORATE BONDS
  (COST $2,612,272).......                           2,690,919
                                                  ------------
REPURCHASE AGREEMENT -- 1.0%
    HSBC Securities, Inc.
      5.50%, dated
      12/29/95 matures on
      01/02/96, repurchase
      price $1,000,611
      (Collateralized by
      U.S. Treasury Notes,
      par value
      $1,025,000, market
      value $1,023,078,
      due on 04/30/96)
        (COST
          $1,000,000).....  01/02/96     1,000       1,000,000
                                                  ------------
TOTAL INVESTMENTS
  (COST $95,383,150*) -- 99.2%......               106,504,781
OTHER ASSETS LESS
  LIABILITIES -- 0.8%...............                   894,233
                                                  ------------
NET ASSETS -- 100.0%................              $107,399,014
                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation........................     $11,993,758
    Gross depreciation........................      (1,020,210)
                                                    ----------
    Net appreciation..........................     $10,973,548
                                                    ==========

--------------------------------------------------------------------------------

* Cost for Federal income tax purposes was $95,531,233.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

AST PHOENIX BALANCED ASSET PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
COMMON STOCK -- 33.5%
AEROSPACE- 1.7%
    Boeing Co. ......................    30,000   $  2,351,250
    Lockheed Martin Corp. ...........    25,000      1,975,000
                                                  ------------
                                                     4,326,250
                                                  ------------
BANKING -- 2.1%
    Bankers Trust New York Corp. ....    25,000      1,662,500
    Citicorp.........................    25,000      1,681,250
    Great Western Financial Corp. ...    57,000      1,453,500
    Integra Financial Corp. .........    10,500        661,500
                                                  ------------
                                                     5,458,750
                                                  ------------
BROADCASTING & PUBLISHING -- 2.1%
    Capital Cities ABC, Inc. ........    15,000      1,850,625
    Scholastic Corp.*................    25,000      1,943,750
    Tele-Communications Liberty
      Media, Inc. Cl-A*..............    15,000        403,125
    Tele-Communications Group
      Cl-A*..........................    60,000      1,192,500
                                                  ------------
                                                     5,390,000
                                                  ------------
CHEMICALS -- 1.3%
    IMC Global, Inc. ................    30,000      1,226,250
    Monsanto Co. ....................     7,500        918,750
    Potash Corp. of Saskatchewan.....    15,000      1,063,125
                                                  ------------
                                                     3,208,125
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 1.5%
    Bay Networks, Inc. ..............    20,000        822,500
    Cisco Systems, Inc.*.............    20,000      1,492,500
    Informix Corp.*..................    25,000        750,000
    Oracle Systems Corp.*............    20,000        847,500
                                                  ------------
                                                     3,912,500
                                                  ------------
COMPUTERS -- 1.6%
    Digital Equipment Corp.*.........    30,000      1,923,750
    Silicon Graphics, Inc.*..........    20,000        550,000
    Sun Microsystems, Inc.*..........    15,000        684,375
    3Com Corp.*......................    22,000      1,025,750
                                                  ------------
                                                     4,183,875
                                                  ------------
CONGLOMERATES -- 0.8%
    Thermo Electron Corp.*...........    39,000      2,028,000
                                                  ------------
CONSUMER-CYCLICAL -- 0.2%
    Newell Co. ......................    20,000        517,500
                                                  ------------
CONSUMER GOODS & SERVICES -- 0.8%
    General Electric Co. ............    28,000      2,016,000
                                                  ------------
COSMETICS-TOILETRY -- 0.2%
    Gillette Co. ....................    10,000        521,250
                                                  ------------

                                       SHARES        VALUE
                                      ---------   ------------
DRUGS -- 2.0%
    Amgen, Inc.*.....................    30,000   $  1,781,250
    Genzyme Corp.*...................    10,000        623,750
    Merck & Co., Inc. ...............    30,000      1,972,500
    Watson Pharmaceuticals, Inc.*....    15,000        735,000
                                                  ------------
                                                     5,112,500
                                                  ------------
ELECTRICAL-EQUIPMENT -- 0.8%
    Honeywell, Inc. .................    40,000      1,945,000
                                                  ------------
ELECTRONICS -- 0.6%
    Hewlett-Packard Co. .............     5,000        418,750
    LSI Logic Corp.*.................     8,000        262,000
    S3, Inc.*........................    44,000        775,500
                                                  ------------
                                                     1,456,250
                                                  ------------
ENGINEERING & CONSTRUCTION -- 0.9%
    Fluor Corp. .....................    33,000      2,178,000
                                                  ------------
FINANCIAL SERVICES -- 2.3%
    Bank of Boston Corp. ............    29,000      1,341,250
    Donaldson Lufkin & Jenrette,
      Inc. ..........................    11,200        350,000
    Equifax, Inc. ...................    80,000      1,710,000
    Morgan Stanley Group, Inc. ......    11,000        886,875
    Travelers Group, Inc. ...........    25,000      1,571,875
                                                  ------------
                                                     5,860,000
                                                  ------------
FOOD & TOBACCO -- 1.4%
    Nabisco Holdings Corp. ..........    50,000      1,631,250
    Philip Morris Companies, Inc. ...    20,000      1,810,000
                                                  ------------
                                                     3,441,250
                                                  ------------
HEALTHCARE -- 0.5%
    American Home Products Corp. ....    13,000      1,261,000
                                                  ------------
HOSPITAL-INFORMATION SYSTEM -- 0.5%
    HBO & Co. .......................    17,000      1,302,625
                                                  ------------
HOSPITAL SUPPLIES & HOSPITAL
  MANAGEMENT -- 0.3%
    Manor Care, Inc. ................    25,000        875,000
                                                  ------------
INSURANCE -- 1.5%
    Allstate Corp. ..................    25,000      1,028,125
    American International Group,
      Inc. ..........................    18,000      1,665,000
    Cigna Corp. .....................    10,000      1,032,500
                                                  ------------
                                                     3,725,625
                                                  ------------
MEDICAL PRODUCTS -- 1.2%
    Johnson & Johnson................    15,000      1,284,375
    Medtronic, Inc. .................    30,000      1,676,250
                                                  ------------
                                                     2,960,625
                                                  ------------

AMERICAN SKANDIA TRUST

AST PHOENIX BALANCED ASSET PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
OIL -- 1.6%
    Chevron Corp. ...................    25,000   $  1,312,500
    Mobil Corp. .....................    10,000      1,120,000
    Texaco, Inc. ....................    21,000      1,648,500
                                                  ------------
                                                     4,081,000
                                                  ------------
OIL & GAS-EQUIPMENT &
  SERVICES -- 0.1%
    Enron Oil & Gas..................    15,000        360,000
                                                  ------------
OIL-EQUIPMENT & SERVICES -- 3.1%
    Baker Hughes, Inc. ..............    50,000      1,218,750
    Ensco International, Inc.*.......    50,000      1,150,000
    Halliburton Co. .................    35,000      1,771,875
    Schlumberger LTD. ...............    27,800      1,925,150
    Sonat Offshore Drilling, Inc. ...    39,000      1,745,250
                                                  ------------
                                                     7,811,025
                                                  ------------
PERSONAL ITEMS -- 0.3%
    Procter & Gamble Co. ............    10,000        830,000
                                                  ------------
RETAIL-SPECIALTY -- 0.2%
    Officemax, Inc.*.................    20,000        447,500
                                                  ------------
TECHNOLOGY -- 0.1%
    Texas Instruments, Inc. .........     7,000        362,250
                                                  ------------
TELECOMMUNICATIONS -- 3.2%
    AT&T Corp. ......................    30,000      1,942,500
    Bell Atlantic Corp. .............    25,000      1,671,875
    BellSouth Corp. .................    50,000      2,175,000
    GTE Corp. .......................    35,000      1,540,000
    Qualcomm, Inc.*..................    20,000        860,000
                                                  ------------
                                                     8,189,375
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.6%
    Ascend Communications, Inc.*.....    20,000      1,622,500
                                                  ------------
TOTAL COMMON STOCK
  (COST $71,350,226).................               85,383,775
                                                  ------------
AMERICAN DEPOSITORY RECEIPTS -- 1.1%
OIL
    British Petroleum Co. PLC........    10,000      1,021,250
    Royal Dutch Petroleum Co. .......    13,500      1,905,187
                                                  ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $2,342,401)..................                2,926,437
                                                  ------------

                                          PAR
                             MATURITY    (000)
                             ---------  -------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
    CS First Boston
      Mortgage Securities
      Corp.
      7.182%...............  11/25/27   $   450        454,641
    Donaldson Lufkin &
      Jenrette, Inc.
      6.955%...............  11/01/23     1,200      1,173,750

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------

    LB Commercial Conduit
      Mortgage Trust Cl-B
      7.184%...............  01/01/10   $   350   $    365,531
    Merrill Lynch Mortgage
      Investors Cl-B
      7.53%................  06/15/21       248        256,219
    Resolution Trust
      Corp. Cl-A5
      6.02%................  02/25/27       452        450,208
    Resolution Trust Corp.
      Cl-B
      8.75%................  05/25/24       350        365,641
      6.80%................  02/01/27       990        987,624
      6.90%................  02/25/27       425        428,719
    Resolution Trust
      Corp. Cl-M1
      7.15%................  05/25/29       436        439,442
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $4,868,110)........                          4,921,775
                                                  ------------
CORPORATE BONDS -- 0.4%
TELECOMMUNICATIONS
    Continental Cablevision
      8.30%
        (COST $987,534)....  05/15/06       990        996,187
                                                  ------------
SOVEREIGN ISSUES -- 1.4%
ARGENTINA -- 0.2%
    Argentina Registered
      FRB
      7.31%................  03/31/05       650        462,719
                                                  ------------
BRAZIL -- 0.2%
    Brazil Capitalization
      Bond
      8.00%................  04/15/14       796        455,155
                                                  ------------
COLUMBIA -- 0.3%
    Financiera Energy
      Nacional
      9.00%................  11/08/99       390        406,575
    Republic of Columbia
      7.25%................  02/23/04       425        414,906
                                                  ------------
                                                       821,481
                                                  ------------
MEXICO -- 0.2%
    Banco Nacional de
      Commerce Global
      7.25%................  02/02/04       500        385,625
                                                  ------------
PHILIPPINES -- 0.2%
    Philippines Bond
      6.81%................  01/05/05       450        405,563
                                                  ------------

AMERICAN SKANDIA TRUST

AST PHOENIX BALANCED ASSET PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
POLAND -- 0.3%
    Republic of Poland
      Global Registered Par
      Eu Variable Rate
      2.75%................  10/27/24   $   900   $    424,305
    Republic of Poland
      Government PDI
      Variable Rate
      3.75%................  10/27/14       650        420,875
                                                  ------------
                                                       845,180
                                                  ------------
TOTAL SOVEREIGN ISSUES
  (COST $3,239,953)........                          3,375,723
                                                  ------------
MUNICIPAL BONDS -- 2.4%
    De Kalb County Water &
      Sewer Revenue
      5.25%................  10/01/23       350        344,750
    Florida State Board of
      Education
      5.25%................  06/01/23       405        396,393
    Florida State Turnpike
      Revenue Authority
      Ref-Dept of
      Transportation-A
      5.00%................  07/01/19       240        231,900
    Intermountain Power
      Agency Utah Power
      Supply Revenue
      5.00%................  07/01/23       365        340,818
    Kergen County CA
      Pension Obligation
      7.26%................  08/15/14       370        387,575
    LA County Transit
      Authority
      5.25%................  07/01/23       400        390,500
    Long Beach Pension
      Obligation
      6.87%................  09/01/06       200        206,500
    Massachusetts Bay
      Transportation
      Authority Cl-B
      5.38%................  03/01/25       400        393,500
    Miami Beach Tax
      Obligation
      8.60%................  09/01/21       780        887,250
    Michigan Public Power
      Agency Revenue, Ref.
      Belle River Project
      Cl-A
      5.25%................  01/01/18       400        388,500
    New York State Power
      Authority Revenue and
      General Purpose Cl-C
      5.25%................  01/01/18       185        181,763

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
    Northern California
      Power Agency,
      Adjustable Rate
      Refunding Revenue
      Bonds Hydroelectric
      Project Number One
      5.50%................  07/01/24   $   370   $    370,925
    Puerto Rico
      Commonwealth
      5.38%................  07/01/22       280        279,650
    San Bernardino County
      Pension Obligation
      Revenue
      6.87%................  08/01/08       100        103,125
      6.94%................  08/01/09       270        279,450
    Seattle WA Drain &
      Wastewater Utility
      Revenue
      5.25%................  12/01/25       240        233,400
    South Carolina State
      Public Service
      Authority Revenue
      5.125%...............  01/01/21       150        140,625
      5.00%................  01/01/25..     305        289,750
    Ventura County Pension
      Obligation
      6.54%................  11/01/05       235        237,938
                                                  ------------
TOTAL MUNICIPAL BONDS
  (COST $5,884,614)........                          6,084,312
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION
      7.50%................  08/15/23       302        310,534
      6.50%................  11/15/23       628        623,840
      6.50%................  12/15/23     1,715      1,703,722
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $2,547,482)........                          2,638,096
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 16.9%
U.S. TREASURY BONDS -- 2.2%
    6.25%..................  08/15/23     5,500      5,661,259
                                                  ------------
U.S. TREASURY
  NOTES -- 14.7%
    4.75%..................  02/15/97     4,000      3,980,440
    5.75%..................  09/30/97    10,000     10,092,899
    5.13%..................  04/30/98     2,500      2,495,750
    5.13%..................  12/31/98     4,000      3,988,440
    5.50%..................  04/15/00     2,350      2,370,280
    6.25%..................  02/15/03     3,200      3,341,472
    7.25%..................  05/15/04     5,200      5,777,563
    6.50%..................  08/15/05     5,000      5,330,750
                                                  ------------
                                                    37,377,594
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $41,865,757)..................              43,038,853
                                                  ------------

AMERICAN SKANDIA TRUST

AST PHOENIX BALANCED ASSET PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
COMMERCIAL PAPER -- 14.8%
    Abbott Laboratories
      5.64%................  01/05/96   $ 2,845   $  2,843,217
    Ameritech Capital
      Funding Corp.
      5.65%................  02/16/96     2,000      1,985,647
    Amoco Corp.
      5.75%................  01/10/96     2,500      2,496,406
    Dupont (E.I.) de
      Nemours & Co.
      5.75%................  01/10/96     1,400      1,397,988
      5.75%................  01/19/96     1,200      1,196,550
    First Deposit
      Funding Trust
      5.80%................  01/16/96     2,065      2,060,010
      5.70%................  02/26/96     3,765      3,731,667
    General Electric
      Capital Corp.
      5.79%................  01/12/96     3,697      3,697,000
    Kimberly-Clark Corp.
      5.65%................  01/30/96     2,225      2,214,873
      5.53%................  02/01/96       705        701,643
    Mobil Corp.
      5.80%................  01/02/96     3,395      3,394,453

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
    Private Export
      Funding Corp.
      5.68%................  01/12/96   $ 5,100   $  5,091,149
    Shell Oil Co.
      5.60%................  01/24/96     3,840      3,826,261
    TDK Corp.
      5.75%................  01/22/96     1,765      1,759,080
    Wisconsin Electric
      Power Co.
      5.80%................  01/30/96     1,480      1,473,085
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $37,868,893)..................              37,869,029
                                                  ------------
TOTAL INVESTMENTS
  (COST $170,954,970**) -- 73.4%......             187,234,187
OTHER ASSETS LESS
  LIABILITIES -- 26.6%................              67,971,856
                                                  ------------
NET ASSETS -- 100.0%..................            $255,206,043
                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation.........................    $17,370,891
    Gross depreciation.........................     (1,098,662)
                                                    ----------
    Net appreciation...........................    $16,272,229
                                                    ==========

--------------------------------------------------------------------------------
 * Non-income producing securities.
** Cost for Federal income tax purposes was $170,961,958.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
CORPORATE BONDS -- 82.8%
AEROSPACE -- 0.9%
    Howmet Corp., Senior
      Subordinate Notes
      10.00%.................. 12/01/03   $  100   $   104,250
    Tracor, Senior Subordinate
      Notes
      10.88%.................. 08/15/01      650       678,438
                                                    ----------
                                                       782,688
                                                    ----------
AUTOMOTIVE PARTS-EQUIPMENT -- 2.1%
    Aftermarket Technology
      Co., Senior Subordinate
      Notes
      12.00%.................. 08/01/04      750       795,000
    JPS Automotive Products
      Corp., Senior Notes
      11.13%.................. 06/15/01      250       251,250
    Lear Seating Corp.,
      Subordinate Notes
      8.25%................... 02/01/02      550       542,438
    Motor Wheel Corp., Senior
      Notes
      11.50%.................. 03/01/00      250       218,750
                                                    ----------
                                                     1,807,438
                                                    ----------
BANKING -- 1.0%
    First Nationwide Holdings,
      Senior Notes
      12.25%.................. 05/15/01      750       843,750
                                                    ----------
BEVERAGES -- 0.5%
    Cott Corp., Senior Notes
      9.38%................... 07/01/05      450       450,000
                                                    ----------
BROADCASTING -- 6.4%
    Ackerly Communications,
      Inc., Senior Secured
      Notes
      10.75%.................. 10/01/03      125       134,063
    ACT III Broadcasting,
      Senior Secured Notes
      10.25%.................. 12/15/05      450       461,250
    Argyle Television, Senior
      Subordinate Notes
      9.75%................... 11/01/05      750       750,938
    Australis Media (Unit)
      8.62%................... 05/15/03      500       363,750
    A3 Holdings (Unit)
      13.25%.................. 12/15/06      150       150,375
    Chancellor Broadcasting
      Co., Senior Subordinate
      Notes
      12.50%.................. 10/01/04      500       537,500
    Granite Broadcasting
      Corp., Senior
      Subordinate Notes
      10.38%.................. 05/15/05      500       515,625
    Pegasus Media (Unit)
      12.50%.................. 07/01/05      300       300,000

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
    Sinclair Broadcasting
      Group, Senior
      Subordinate Notes
      10.00%.................. 12/15/03   $  500   $   513,750
      10.00%.................. 09/30/05      500       513,750
    Videotron Group LTD.
      10.63%.................. 02/15/05      500       538,750
    Young Broadcasting, Senior
      Subordinate Notes
      11.75%.................. 11/15/04      250       280,938
      10.13%.................. 02/15/05      250       264,688
                                                    ----------
                                                     5,325,377
                                                    ----------
BUSINESS EQUIPMENT -- 1.0%
    Monarch Acquisition,
      Senior Notes
      12.50%.................. 07/01/03      375       397,500
    United Stationers, Senior
      Subordinate Notes
      12.75%.................. 05/01/05      400       439,000
                                                    ----------
                                                       836,500
                                                    ----------
CABLE TELEVISION -- 4.3%
    Bell Cablemedia PLC,
      Senior Discount Notes
      4.95%................... 07/15/04      250       178,125
    Cablevision Systems,
      Senior Subordinate Notes
      9.25%................... 11/01/05      500       520,625
    CF Cable TV, Inc., Senior
      Notes
      11.625%................. 02/15/05      500       551,250
    Diamond Cable Co.
      5.79%................... 12/15/05      500       295,625
    International Cabletel,
      Inc., Senior Deferred
      Notes
      5.99%................... 10/15/03      500       350,000
      5.29%................... 04/15/05      250       159,375
    Rogers Cable Systems,
      Senior Notes
      10.00%.................. 03/15/05      300       323,625
      11.00%.................. 12/01/15      750       808,125
    Wireless One, Inc. (Unit)
      13.00%.................. 10/15/03      375       397,500
                                                    ----------
                                                     3,584,250
                                                    ----------
CHEMICALS -- 2.6%
    Arcadian Partners LP,
      Senior Notes Cl-B
      10.75%.................. 05/01/05      550       607,750
    Crain Industries, Inc.,
      Senior Subordinate Notes
      13.50%.................. 08/15/05      400       406,000
    Laroche Industries, Senior
      Subordinate Notes
      13.00%.................. 08/15/04      200       213,500

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
CHEMICALS (CONT'D)
    Polymer Group, Inc.
      12.25%.................. 07/15/02   $  700   $   724,500
    RBX Corp., Senior
      Subordinate Notes
      11.25%.................. 10/15/05      200       197,000
                                                   -----------
                                                     2,148,750
                                                   -----------
CONSUMER GOODS &
  SERVICES -- 1.0%
    American Safety Razor
      9.88%................... 08/01/05      500       510,000
    Hosiery Corp. of America,
      Inc., Senior Subordinate
      Notes
      13.75%.................. 08/01/02      350       378,875
                                                   -----------
                                                       888,875
                                                   -----------
CONTAINERS & GLASS PRODUCTS -- 4.8%
    Container Corp. of
      America, Senior Notes
      9.75%................... 04/01/03      250       244,375
      11.25%.................. 05/01/04      250       258,125
    Owens Illinois, Inc.,
      Senior Subordinate Notes
      10.50%.................. 06/15/02      300       322,125
      9.95%................... 10/15/04    1,750     1,863,750
    Sea Containers LTD.,
      Senior Notes
      9.50%................... 07/01/03      375       373,125
    Sea Containers LTD.,
      Senior Subordinate
      Debenture Notes Cl-B
      12.50%.................. 12/01/04      125       134,375
    Silgan Corp., Senior
      Subordinate Notes
      11.75%.................. 06/15/02      170       182,750
    Trans Ocean Container
      Corp., Senior
      Subordinate Notes
      12.25%.................. 07/01/04      350       365,750
    U.S. Can Co., Senior
      Subordinate Notes
      13.50%.................. 01/15/02      250       275,000
                                                   -----------
                                                     4,019,375
                                                   -----------
CONSUMER PRODUCTS -- 0.7%
    Revlon Consumer Products
      Corp., Senior
      Subordinate Notes
      9.38%................... 04/01/01      500       507,500
      10.50%.................. 02/15/03      100       102,500
                                                   -----------
                                                       610,000
                                                   -----------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
ECOLOGICAL SERVICES &
  EQUIPMENT -- 1.5%
    Allied Waste Industries,
      Inc., Senior Subordinate
      Notes
      12.00%.................. 02/01/04   $  500   $   543,750
    Mid-American Waste
      Systems, Inc., Senior
      Subordinate Notes
      12.25%.................. 02/15/03      750       682,500
                                                   -----------
                                                     1,226,250
                                                   -----------
ENTERTAINMENT &
  LEISURE -- 1.0%
    Alliance Entertainment
      11.25%.................. 07/15/05      600       606,000
    Premier Parks Inc., Senior
      Notes
      12.00%.................. 08/15/03      250       258,125
                                                   -----------
                                                       864,125
                                                   -----------
FARMING & AGRICULTURE -- 0.3%
    Spreckels Industries,
      Inc., Senior Secured
      Notes
      11.50%.................. 09/01/00      250       247,500
                                                   -----------
FINANCIAL SERVICES -- 0.7%
    Trizec Financial, Senior
      Notes
      10.88%.................. 10/15/05      525       544,688
                                                   -----------
FOOD & DRUG RETAILERS -- 1.1%
    Carr-Gottstein Foods,
      Senior Subordinate Notes
      12.00%.................. 11/15/05      400       404,000
    Pathmark Stores, Senior
      Subordinate Notes
      9.63%................... 05/01/03      500       487,500
                                                   -----------
                                                       891,500
                                                   -----------
FOOD PRODUCTS -- 1.6%
    Doskocil Companies, Senior
      Subordinate Notes
      9.75%................... 07/15/00      250       240,000
    Specialty Foods Corp.,
      Senior Subordinate Notes
      11.13%.................. 10/01/02      400       382,000
      11.25%.................. 08/15/03      500       447,500
    Van de Kamp's, Inc.,
      Senior Subordinate Notes
      12.00%.................. 09/15/05      300       312,000
                                                   -----------
                                                     1,381,500
                                                   -----------
FOOD SERVICES -- 2.6%
    Curtice-Burns Foods, Inc.,
      Senior Subordinate Notes
      12.25%.................. 02/01/05      725       750,375

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
FOOD SERVICES (CONT'D)
    Flagstar Corp., Senior
      Notes
      10.75%.................. 09/15/01   $  375   $   344,063
      10.88%.................. 12/01/02      275       250,250
      11.25%.................. 11/01/04      125        89,375
    PMI Acquisition Corp.,
      Senior Subordinate Notes
      10.25%.................. 09/01/03      750       772,500
                                                   -----------
                                                     2,206,563
                                                   -----------
HEALTHCARE -- 3.4%
    Amerisource Corp., Senior
      Debenture Notes
      11.25%.................. 07/15/05      384       423,896
    Genesis Health Ventures,
      Senior Subordinate Notes
      9.75%................... 06/15/05      350       371,000
    Tenet Healthcare Corp.
      10.13%.................. 03/01/05    1,350     1,501,875
    Icon Health & Fitness,
      Senior Subordinate Notes
      13.00%.................. 07/15/02      530       575,050
                                                   -----------
                                                     2,871,821
                                                   -----------
HOME VIDEOS -- 0.9%
    Triangle Pacific, Senior
      Notes
      10.50%.................. 08/01/03      700       745,500
                                                   -----------
HOTELS/RESTAURANTS -- 0.4%
    Motels of America, Inc.,
      Senior Subordinate Notes
      12.00%.................. 04/15/04      350       348,688
                                                   -----------
INDUSTRIAL -- 5.5%
    Cabot Safety Acquisition,
      Senior Subordinate Notes
      12.50%.................. 07/15/05      500       535,000
    Coinmach Corp., Senior
      Notes
      11.75%.................. 11/15/05      556       565,730
    Insight Communications
      Co., Senior Subordinate
      Notes
      8.25%................... 03/01/00      850       864,875
    Portola Packaging, Inc.,
      Senior Notes
      10.75%.................. 10/01/05      675       696,938
    S.D. Warren Co.
      12.00%.................. 12/15/04      500       550,000
    Sherritt Gordon LTD.,
      Senior Notes
      9.75%................... 04/01/03      775       825,375
    Sherritt, Inc., Debentures
      10.50%.................. 03/31/14      500       548,125
                                                   -----------
                                                     4,586,043
                                                   -----------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
LEISURE TIME -- 0.7%
    Affinity Group, Inc.,
      Senior Subordinated
      Notes
      11.50%.................. 10/15/03   $  550   $   561,000
                                                   -----------
MACHINERY & HEAVY
  EQUIPMENT -- 1.8%
    Pace Industries, Inc.,
      Delaware Senior Notes
      Cl-B
      10.63%.................. 12/01/02      500       442,500
    Primeco, Inc., Senior
      Subordinate Notes
      12.75%.................. 03/01/05      500       525,000
    Waters Corp., Senior
      Subordinate Notes
      12.75%.................. 09/30/04      500       565,000
                                                   -----------
                                                     1,532,500
                                                   -----------
MANUFACTURING -- 1.5%
    American Standard, Senior
      Debenture Notes
      11.38%.................. 05/15/04      250       276,875
      3.40%................... 06/01/05      750       646,875
    Fairfield Manufacturing
      Co., Senior Subordinate
      Notes
      11.38%.................. 07/01/01      300       294,750
                                                   -----------
                                                     1,218,500
                                                   -----------
MEDIA -- 3.7%
    Allbritton Communications
      Co., Senior Subordinate
      Notes
      11.50%.................. 08/15/04      500       530,000
    Continental Cablevision,
      Senior Debenture Notes
      9.50%................... 08/01/13    1,250     1,328,125
    New World Television,
      Inc., Senior Secured
      Notes
      11.00%.................. 06/30/05    1,150     1,227,625
                                                   -----------
                                                     3,085,750
                                                   -----------
MISCELLANEOUS -- 0.9%
    Envirosource, Inc., Senior
      Notes
      9.75%................... 06/15/03      500       440,000
    Pronet, Inc., Senior
      Subordinate Notes
      11.88%.................. 06/15/05      250       276,563
                                                   -----------
                                                       716,563
                                                   -----------
OIL & GAS -- 3.3%
    Clark USA, Inc., Senior
      Notes
      10.88%.................. 12/01/05      600       626,250

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
OIL & GAS (CONT'D)
    Falcon Drilling Co., Inc.,
      Senior Notes
      9.75%................... 01/15/01   $  350   $   358,750
      12.50%.................. 03/15/05      300       330,000
    Giant Industries Co.,
      Senior Subordinate Notes
      9.75%................... 11/15/03      550       558,938
    HS Resources, Inc., Senior
      Subordinate Notes
      9.88%................... 12/01/03      250       246,563
    United Meridian Corp.,
      Senior Subordinate Notes
      11.00%.................. 10/15/05      600       634,500
                                                   -----------
                                                     2,755,001
                                                   -----------
OTHER INDUSTRIAL
  MATERIALS -- 2.4%
    Exide Corp., Senior Notes
      10.00%.................. 04/15/05      975     1,060,313
    Foamex LP, Senior Notes
      11.25%.................. 10/01/02      550       541,750
    ICF Kaiser International
      (Units)
      12.00%.................. 12/31/03      250       235,000
    ICF Kaiser International,
      Senior Subordinate Notes
      12.00%.................. 12/31/03      150       141,750
                                                   -----------
                                                     1,978,813
                                                   -----------
PACKAGING & PAPER
PRODUCTS -- 0.4%
    Riverwood International
      Corp.
      11.25%.................. 06/15/02      300       327,000
                                                   -----------
PAPER & FOREST
  PRODUCTS -- 1.5%
    Domtar, Inc., Notes
      11.25%.................. 09/15/17      250       266,563
    Repap New Brunswick,
      Senior Notes
      9.88%................... 07/15/00      250       252,500
      10.63%.................. 04/15/05      250       245,000
    Stone Container Corp.,
      Senior Notes
      9.88%................... 02/01/01      250       243,750
      11.50%.................. 10/01/04      250       251,563
                                                   -----------
                                                     1,259,376
                                                   -----------
PERSONAL ITEMS -- 0.8%
    Playtex Family Products
      9.00%................... 12/15/03      750       667,500
                                                   -----------
PRINTING & PUBLISHING -- 0.4%
    Webcraft Technologies,
      Inc., Senior Subordinate
      Notes
      9.38%................... 02/15/02      300       294,000
                                                   -----------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
RETAILING -- 1.2%
    Brylane Capital Corp.
      10.00%.................. 09/01/03   $  500   $   445,000
    Herff Jones, Inc., Senior
      Subordinate Notes Cl-B
      11.00%.................. 08/15/05      550       591,250
                                                   -----------
                                                     1,036,250
                                                   -----------
RETAIL FOOD CHAINS -- 1.4%
    Penn Traffic Co., Senior
      Subordinate Notes
      9.63%................... 04/15/05      250       195,938
    Ralph's Grocery Co.,
      Senior Notes
      10.45%.................. 06/15/04      650       661,375
      11.00%.................. 06/15/05      325       322,563
                                                   -----------
                                                     1,179,876
                                                   -----------
SPECIALTY CHEMICALS -- 1.4%
    Harris Chemical, Inc.
      1.76%................... 07/15/01      750       731,250
    Uniroyal Technology (Unit)
      11.75%.................. 06/01/03      425       410,125
                                                   -----------
                                                     1,141,375
                                                   -----------
STEEL -- 1.7%
    Bayou Steel Corp., First
      Mortgage Notes
      10.25%.................. 03/01/01      500       445,000
    Geneva Steel, Senior Notes
      9.50%................... 01/15/04      125        97,813
    GS Technologies Operating
      Co., Inc., Senior Notes
      12.00%.................. 09/01/04      725       721,375
    Northwestern Steel & Wire
      Co., Senior Notes
      9.50%................... 06/15/01      250       246,250
                                                   -----------
                                                     1,510,438
                                                   -----------
SURFACE TRANSPORTATION -- 0.7%
    Trism, Inc., Senior
      Subordinate Notes
      10.75%.................. 12/15/00      575       563,500
                                                   -----------
TELECOMMUNICATIONS -- 7.6%
    Cablevision Industries,
      Debentures Cl-B
      9.25%................... 04/01/08      250       266,875
    CAI Wireless Systems,
      Senior Notes
      12.25%.................. 09/15/02      250       268,125
    Fonorola, Senior Secured
      Notes
      12.50%.................. 08/15/02      150       158,250

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
TELECOMMUNICATIONS (CONT'D)
    IXC Communications, Inc.,
      Senior Notes
      12.50%.................. 10/01/05   $  700   $   750,750
    Metrocall, Inc., Senior
      Subordinate Notes
      10.38%.................. 10/01/07      250       267,500
    Mobilemedia Corp., Senior
      Subordinate Notes
      9.38%................... 11/01/07      300       309,000
    Nextel Communications,
      Senior Discount Notes
      11.53%.................. 08/15/04      725       398,750
    Paging Network, Inc.,
      Senior Subordinate Notes
      10.13%.................. 08/01/07      500       546,250
    Panamsat LP, Senior
      Subordinate Discount
      Notes
      4.94%................... 08/01/03    1,150       943,000
    Peoples Telephone Co.,
      Senior Notes
      12.25%.................. 07/15/02      250       202,500
    Telewest PLC
      4.56%................... 10/01/07    2,375     1,439,844
    USA Mobile Communications
      Corp.
      9.50%................... 02/01/04      800       796,000
                                                   -----------
                                                     6,346,844
                                                   -----------
TEXTILES -- 2.6%
    Dan River, Inc., Senior
      Subordinate Notes
      10.13%.................. 12/15/03      750       695,625
    Westpoint Stevens, Inc.,
      Senior Subordinate
      Debenture Notes
      9.38%................... 12/15/05    1,500     1,488,750
                                                   -----------
                                                     2,184,375
                                                   -----------
TRANSPORTATION -- 2.8%
    Ameritruck Distribution,
      Senior Subordinate Notes
      12.25%.................. 11/15/05      350       347,375
    Gearbulk Holdings LTD.
      11.25%.................. 12/01/04      850       918,000
    Great Dane Holding, Senior
      Subordinate Debenture
      12.75%.................. 08/01/01      450       412,875
    Stena AB, Senior Notes
      10.50%.................. 12/15/05      600       619,500
                                                   -----------
                                                     2,297,750
                                                   -----------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
UTILITIES-ELECTRIC -- 1.7%
    California Energy,
      Discount Notes
      9.87%................... 01/15/04   $1,200   $ 1,134,000
    California Energy, Senior
      Secured Notes
      9.88%................... 06/30/03      250       261,875
                                                   -----------
                                                     1,395,875
                                                   -----------
TOTAL CORPORATE BONDS
  (COST $67,272,177)..........                      69,263,467
                                                   -----------
ZERO COUPON BONDS -- 6.1%
BEVERAGES -- 0.4%
    Dr. Pepper Bottling
      Holding Co., Senior
      Discount Notes
      3.02%................... 02/15/03      400       328,000
                                                   -----------
BROADCASTING -- 0.2%
    NWCG Holding Corp., Senior
      Discount Notes
      13.20%.................. 06/15/99      300       208,500
                                                   -----------
CABLE TELEVISION -- 0.8%
    Diamond Cable Co., Senior
      Discount Notes
      5.84%................... 09/30/04      250       176,250
    Peoples Choice T.V. (Unit)
      7.09%................... 06/01/04      900       528,750
                                                   -----------
                                                       705,000
                                                   -----------
CHEMICALS -- 1.4%
    G-I Holdings Corp.
      11.20%.................. 10/01/98    1,475     1,139,438
                                                   -----------
METALS & STEELS -- 0.3%
    Acme Metals Inc., Senior
      Discount Notes
      13.50%.................. 08/01/04      350       282,188
                                                   -----------
PRINTING & PUBLISHING -- 1.1%
    Affiliated Newspaper
      Investments
      5.31%................... 07/01/06    1,400       885,500
                                                   -----------
RECREATION -- 1.5%
    Six Flags Theme Parks,
      Senior Subordinate
      Discount Note
      3.06%................... 06/15/05    1,550     1,220,625
                                                   -----------

AMERICAN SKANDIA TRUST

FEDERATED HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               ---------  ------   -----------
TELECOMMUNICATIONS -- 0.4%
    Cellular Communications
      International, Inc.
      13.25%.................. 08/15/00   $  600   $   372,000
                                                   -----------
TOTAL ZERO COUPON BONDS
  (COST $4,862,565)...........                       5,141,251
                                                   -----------
U.S. TREASURY NOTES -- 2.5%
    6.38%
      (COST $2,011,459)....... 08/15/02    2,000     2,099,448
                                                   -----------
REPURCHASE AGREEMENT -- 5.7%
    HSBC Securities, Inc.
      5.50% dated 12/29/95
      matures on 01/02/96,
      repurchase price
      $4,772,915
      (Collateralized by U.S.
      Treasury Note, par value
      $4,860,000, market value
      $4,891,250 due 04/30/98)
        (COST $4,770,000)..... 01/02/96    4,770     4,770,000
                                                   -----------

                                          SHARES
                                          ------
COMMON STOCK -- 0.1%
CHEMICALS -- 0.0%
    Uniroyal (Warrants)*......             2,500         6,250
                                                   -----------
CONSUMER PRODUCTS -- 0.0%
    Hosiery Corp. of America,
      Inc.*...................               250             0
                                                   -----------
HEALTHCARE -- 0.0%
    Icon Health & Fitness
      (Warrants)*.............               250         6,250
                                                   -----------

                                          SHARES      VALUE
                                          ------   -----------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper
      Investments, Inc. ......             1,000   $    25,000
                                                   -----------
RETAIL FOOD CHAINS -- 0.1%
    Grand Union Co. ..........             7,069        53,018
                                                   -----------
TELECOMMUNICATIONS -- 0.0%
    Pegasus Media &
      Communications, Inc. ...                30         9,000
                                                   -----------
TOTAL COMMON STOCK
  (COST $412,029).............                          99,518
                                                   -----------
PREFERRED STOCK -- 0.5%
TELECOMMUNICATIONS
    K-111 Communications Corp.
      PIK Cl-B
      11.63%..................             2,573       257,265
    Panamsat Corp.
      12.75%..................               132       148,590
                                                   -----------
TOTAL PREFERRED STOCK
  (COST $362,500).............                         405,855
                                                   -----------
TOTAL INVESTMENTS
  (COST $79,690,730**) -- 97.7%.........            81,779,539
OTHER ASSETS LESS LIABILITIES -- 2.3%...             1,912,481
                                                   -----------
NET ASSETS -- 100.0%....................           $83,692,020
                                                    ==========
NOTES TO SCHEDULE OF
  INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation..................           $ 3,123,771
    Gross depreciation..................            (1,039,186)
                                                   -----------
    Net appreciation....................           $ 2,084,585
                                                    ==========

--------------------------------------------------------------------------------
 * Non-income producing securities.
** Cost for Federal income tax purposes was $79,694,954.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
COMMON STOCK -- 39.6%
AEROSPACE -- 0.7%
    Boeing Co. .........................   3,000  $   235,125
    Northrop Corp. .....................   2,700      172,800
                                                     --------
                                                      407,925
                                                     --------
AUTOMOBILES -- 0.1%
    General Motors Corp. ...............   1,400       74,025
                                                     --------
AUTOMOTIVE PARTS-EQUIPMENT -- 0.7%
    Echlen, Inc. .......................   5,000      182,500
    Gentex Corp.*.......................     600       13,200
    Genuine Parts Co. ..................   1,000       41,000
    Superior Industries International,
      Inc. .............................     600       15,825
    TRW, Inc. ..........................   2,200      170,500
                                                     --------
                                                      423,025
                                                     --------
BEVERAGES & BOTTLING -- 1.5%
    Anheuser-Busch Companies, Inc. .....   3,700      247,438
    Coca-Cola Co. ......................   4,800      356,400
    Pepsico, Inc. ......................   4,700      262,613
                                                     --------
                                                      866,451
                                                     --------
BUILDING & REAL ESTATE -- 0.3%
    Clayton Homes, Inc. ................   1,000       21,375
    Masco Corp. ........................   4,200      131,775
    Oakwood Homes Corp. ................     600       23,025
                                                     --------
                                                      176,175
                                                     --------
BUSINESS SERVICES -- 0.3%
    Browning-Ferris Industries, Inc. ...   1,500       44,250
    GATX Corp. .........................   1,400       68,075
    Sanifill, Inc.*.....................   2,000       66,750
                                                     --------
                                                      179,075
                                                     --------
CHEMICALS -- 1.8%
    Dupont (E.I.) de Nemours & Co. .....   1,700      118,788
    Geon Co. ...........................     700       17,063
    Great Lakes Chemical Corp. .........   2,700      194,400
    Loctite Corp. ......................   1,100       52,250
    Lyondell Petrochemical Co. .........     800       18,300
    Minnesota Mining & Manufacturing
      Co. ..............................   1,200       79,500
    Monsanto Co. .......................   1,200      147,000
    Morton International, Inc. .........   5,300      190,138
    Olin Corp. .........................     900       66,825
    Pall Corp. .........................   1,200       32,250
    Rohm & Haas Co. ....................   2,400      154,500
    Wellman, Inc. ......................     400        9,100
                                                     --------
                                                    1,080,114
                                                     --------

                                         SHARES      VALUE
                                         -------  -----------
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Autodesk, Inc. .....................   1,700  $    58,225
    Automatic Data Processing, Inc. ....     700       51,975
    Computer Associates International...   1,050       59,719
    General Motors Corp. Cl-E...........     400       20,800
    Parametric Technology Corp.*........     500       33,250
    Reynolds & Reynolds Co. Cl-A........   2,300       89,413
                                                     --------
                                                      313,382
                                                     --------
CONSUMER DURABLES -- 0.7%
    Black & Decker Corp. ...............   3,300      116,325
    Corning, Inc. ......................   1,700       54,400
    Eastman Kodak Co. ..................   1,900      127,300
    Legget & Platt, Inc. ...............     600       14,550
    Tandy Corp. ........................   1,000       41,500
    York International Corp. ...........   1,300       61,100
                                                     --------
                                                      415,175
                                                     --------
CONSUMER PRODUCTS -- 1.8%
    Brunswick Corp. ....................   2,000       48,000
    Colgate-Palmolive Co. ..............   3,400      238,850
    Jones Apparel Group*................   2,100       82,688
    Philip Morris Companies, Inc. ......   1,400      126,700
    Procter & Gamble Co. ...............   3,000      249,000
    Service Corp. International.........   3,700      162,800
    Springs Industries, Inc. ...........   3,200      132,400
                                                     --------
                                                    1,040,438
                                                     --------
COSMETICS-TOILETRY -- 0.0%
    International Flavors & Fragrances,
      Inc. .............................     400       19,200
                                                     --------
ELECTRICAL EQUIPMENT -- 1.8%
    American Power Conversion Corp.*....   1,000        9,500
    Emerson Electric Co. ...............   3,500      286,125
    General Electric Co. ...............   7,200      518,400
    Hubbell, Inc. Cl-B..................   3,850      253,138
                                                     --------
                                                    1,067,163
                                                     --------
ELECTRONIC COMPONENTS -- 0.7%
    Advanced Micro Devices, Inc.*.......   3,900       64,350
    Analog Devices, Inc.*...............   1,900       67,212
    Cypress Semiconductor Corp.*........   4,400       56,100
    Intel Corp. ........................   1,600       90,800
    Motorola, Inc. .....................   1,000       57,000
    Xilinx, Inc.*.......................   2,400       73,200
                                                     --------
                                                      408,662
                                                     --------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
ELECTRONICS -- 1.1%
    Arrow Electronics, Inc.*............     700  $    30,188
    Hewlett-Packard Co. ................   1,800      150,750
    Honeywell, Inc. ....................   1,500       72,938
    KLA Instruments Corp.*..............   1,800       46,912
    LAM Research Corp.*.................   1,100       50,325
    Phillips Electronics NV.............   3,600      129,150
    Teradyne, Inc.*.....................   2,600       65,000
    Trimas Corp. .......................   2,900       54,738
    Varian Associates, Inc. ............     700       33,425
                                                     --------
                                                      633,426
                                                     --------
ENERGY SERVICES -- 0.5%
    Halliburton Co. ....................     800       40,500
    Helmerich & Payne, Inc. ............   2,000       59,500
    Schlumberger LTD. ..................   2,000      138,500
    Smith International, Inc.*..........   4,500      105,750
                                                     --------
                                                      344,250
                                                     --------
ENTERTAINMENT & LEISURE -- 0.6%
    Brinker International, Inc.*........   3,800       57,475
    Cracker Barrel Old Country Store,
      Inc. .............................   1,800       31,050
    Del Webb Corp. .....................     900       18,113
    Mirage Resorts, Inc.*...............   2,600       89,700
    President Riverboat Casino
      (Warrants)*.......................     883          883
    Viacom, Inc. Cl-A*..................     400       18,350
    Viacom, Inc. Cl-B*..................   1,200       56,850
    Walt Disney Co. ....................   2,000      118,000
                                                     --------
                                                      390,421
                                                     --------
FINANCIAL-BANK & TRUST -- 2.7%
    Baybanks, Inc. .....................     600       58,950
    Chase Manhattan Corp. ..............   1,400       84,875
    Chemical Banking Corp. .............   1,900      111,625
    CoreStates Financial Corp. .........   2,000       75,750
    Crestar Financial Corp. ............     500       29,562
    First American Corp.*...............     400       18,950
    First Bank System, Inc. ............   1,000       49,625
    First Union Corp. ..................   2,200      122,375
    J.P. Morgan & Co., Inc. ............   2,100      168,525
    Keycorp.............................   4,900      177,625
    Mellon Bank Corp. ..................   1,500       80,625
    Midlantic Corp., Inc. ..............     400       26,250
    NationsBank Corp. ..................   3,000      208,875
    Norwest Corp. ......................   4,500      148,500
    Southern National Corp. ............   1,740       45,675
    Southtrust Corp. ...................   1,200       30,750
    U.S. Bancorp........................   2,352       79,085
    UJB Financial Corp. ................   1,700       60,775
                                                     --------
                                                    1,578,397
                                                     --------
FINANCIAL SERVICES -- 1.8%
    AMBAC, Inc. ........................   1,600       75,000
    American Express Co. ...............   3,600      148,950

                                         SHARES      VALUE
                                         -------  -----------
    Countrywide Credit Industries,
      Inc. .............................   8,700  $   189,225
    Federal National Mortgage
      Association.......................   1,200      148,950
    Franklin Resources, Inc. ...........   1,300       65,487
    H&R Block, Inc. ....................   2,800      113,400
    Household International, Inc. ......   2,600      153,720
    Salomon, Inc. ......................     400       14,200
    Travelers Group, Inc. ..............   2,500      157,187
                                                     --------
                                                    1,066,119
                                                     --------
FOOD PROCESSING -- 1.5%
    Archer-Daniels Midland Co. .........   3,150       56,700
    Conagra, Inc. ......................   3,800      156,750
    CPC International, Inc. ............     500       34,312
    Dole Food, Inc. ....................   1,500       52,500
    General Mills, Inc. ................     900       51,975
    H.J. Heinz Co. .....................   4,650      154,031
    Hershey Foods Corp. ................     800       52,000
    Ralston-Purina Group................   2,100      130,987
    Sara Lee Corp. .....................   3,800      121,125
    Tyson Foods, Inc. ..................   2,000       52,250
                                                     --------
                                                      862,630
                                                     --------
HEALTHCARE -- 0.1%
    Foxmeyer Health Corp. ..............   1,500       40,125
    Healthsource, Inc.*.................     800       28,800
                                                     --------
                                                       68,925
                                                     --------
HOSPITAL SUPPLIES & HOSPITAL
  MANAGEMENT -- 1.0%
    Abbott Laboratories.................   2,800      116,900
    Becton Dickinson & Co. .............     500       37,500
    Columbia Healthcare Corp. ..........   2,464      125,047
    Pacificare Health Systems, Inc.*....     400       34,800
    Sunrise Medical, Inc.*..............     700       12,950
    U.S. Healthcare, Inc. ..............     600       27,900
    United Healthcare Corp. ............   3,500      229,250
    Wellpoint Health Cl-A*..............     300        9,637
                                                     --------
                                                      593,984
                                                     --------
INFORMATION PROCESSING -- 0.9%
    Compaq Computer Corp.*..............   5,000      240,000
    International Business Machines,
      Inc. .............................   1,100      100,513
    Komag, Inc.*........................   2,000       92,250
    Sun Microsystems, Inc.*.............   2,600      118,625
                                                     --------
                                                      551,388
                                                     --------
INSURANCE -- 1.6%
    American General....................   3,000      104,625
    American International Group,
      Inc. .............................   3,000      277,500
    American Re Corp. ..................   1,300       53,137
    Hartford Steam Boiler Inspection &
      Insurance Co. ....................   1,400       70,000
    MGIC Investment Corp. ..............   1,200       65,100
    National Re Corp. ..................     800       30,400

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
INSURANCE (CONT'D)
    Security Connecticut Corp. .........   1,200  $    32,550
    Selective Insurance Group, Inc. ....   1,000       35,500
    Torchmark Corp. ....................   2,600      117,650
    Transport Holdings Cl-A*............      10          407
    UNUM Corp. .........................   2,500      137,500
                                                     --------
                                                      924,369
                                                     --------
MACHINERY -- 0.2%
    FMC Corp.*..........................     900       60,862
    Watts Industries, Inc. .............   2,900       67,425
                                                     --------
                                                      128,287
                                                     --------
MANUFACTURING -- 0.2%
    Allied-Signal, Inc. ................   2,600      123,500
                                                     --------
MEDIA & COMMUNICATIONS -- 1.2%
    Capital Cities ABC, Inc. ...........   1,300      160,387
    Comcast Corp. Special Cl-A..........   1,700       30,918
    Dun & Bradstreet Corp. .............     800       51,800
    Gannett, Inc. ......................     700       42,962
    Infinity Broadcasting Corp. Cl-A*...     600       22,350
    McGraw Hill Co., Inc. ..............   2,200      191,675
    Time Warner, Inc. ..................   4,400      166,650
    U.S. West Media Group...............   1,600       30,400
                                                     --------
                                                      697,142
                                                     --------
METALS & MINING -- 0.3%
    Alumax, Inc.*.......................   1,600       49,000
    Aluminum Co. of America.............   2,600      137,475
    Coeur D'alene Mines Corp. ..........     800       13,700
                                                     --------
                                                      200,175
                                                     --------
MISCELLANEOUS -- 1.2%
    Standard & Poor's 400 Mid-Cap
      Depository Receipts...............  16,000      695,250
                                                     --------
OFFICE EQUIPMENT -- 0.1%
    Ceridian Corp.*.....................   1,100       45,375
                                                     --------
OIL & GAS -- 2.5%
    Amerada Hess Corp. .................   2,700      143,100
    Atlantic Richfield Co. .............   1,900      210,425
    Exxon Corp. ........................   3,300      264,412
    Mobil Corp. ........................   3,200      358,400
    Phillips Petroleum Co. .............   1,800       61,425
    Questar Corp. ......................     400       13,400
    Sonat, Inc. ........................   2,800       99,750
    Texaco, Inc. .......................   1,600      125,600
    Union Texas Petroleum Holdings,
      Inc. .............................   3,300       63,937
    USX Marathon Group..................   8,200      159,900
                                                     --------
                                                    1,500,349
                                                     --------

                                         SHARES      VALUE
                                         -------  -----------
PAPER & FOREST PRODUCTS -- 0.7%
    Bowater, Inc. ......................     700  $    24,850
    Georgia Pacific Corp. ..............   1,900      130,388
    International Paper Co. ............   2,000       75,750
    Jefferson Smurfit Corp.*............   9,000       85,500
    Kimberly-Clark Corp. ...............     700       57,925
    Schweitzer Manduit International,
      Inc. .............................      70        1,619
    Weyerhaeuser Co. ...................     500       21,625
                                                     --------
                                                      397,657
                                                     --------
PHARMACEUTICALS -- 2.4%
    American Home Products Corp. .......   2,500      242,500
    Amgen, Inc.*........................   4,200      249,375
    Bristol-Meyers Squibb Co. ..........   4,200      360,675
    Liposome Co., Inc.*.................   1,100       22,000
    Merck & Co., Inc. ..................   3,600      236,700
    Perrigo Co.*........................   5,000       59,375
    Pfizer, Inc. .......................   4,200      264,600
                                                     --------
                                                    1,435,225
                                                     --------
RAILROADS -- 0.4%
    Burlington Northern Santa Fe
      Corp. ............................     500       39,000
    Consolidated Rail Corp. ............     400       28,000
    CSX Corp. ..........................   1,000       45,625
    Union Pacific Corp. ................   2,200      145,200
                                                     --------
                                                      257,825
                                                     --------
REAL ESTATE -- 0.0%
    Castle & Cooke, Inc. ...............     500        8,375
                                                     --------
RESTAURANTS -- 0.5%
    Darden Restaurants, Inc. ...........     900       10,687
    Lone Star Steakhouse & Saloon*......   1,900       72,912
    McDonald's Corp. ...................   2,000       90,250
    Sbarro, Inc. .......................   4,950      106,425
                                                     --------
                                                      280,274
                                                     --------
RETAIL & MERCHANDISING -- 2.3%
    Albertson's, Inc. ..................   2,000      194,250
    Ben Franklin Retail Stores, Inc.*...     250          687
    Circuit City Stores, Inc. ..........   4,300      118,787
    Dayton-Hudson Corp. ................   1,800      135,000
    Eckerd (Jack) Corp.*................   1,100       49,087
    Gap, Inc. ..........................   3,500      147,000
    Heilig-Meyers Co. ..................   2,000       36,750
    J.C. Penney Co., Inc. ..............   1,000       47,625
    Kroger Corp.*.......................   3,700      138,750
    May Department Stores Co. ..........   4,200      177,450
    Petrie Stores Corp. ................   2,700        7,425
    Price Costco, Inc.*.................   3,000       45,750
    Toys 'R' Us, Inc.*..................   3,920       85,260
    TJX Companies, Inc. ................   4,600       86,825

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
RETAIL & MERCHANDISING (CONT'D)
    Waban, Inc.*........................     600  $    11,250
    Wal-Mart Stores, Inc. ..............   4,000       89,500
                                                     --------
                                                    1,371,396
                                                     --------
STEEL -- 0.2%
    Nucor...............................   2,000      114,250
                                                     --------
TELECOMMUNICATIONS -- 2.9%
    Ameritech Corp. ....................   2,700      159,300
    Aspect Telecommunications Corp.*....     600       20,100
    AT&T Corp. .........................   6,100      394,975
    Bell Atlantic Corp. ................     900       60,188
    BellSouth Corp. ....................   4,000      174,000
    Glenayre Technologies, Inc.*........   1,050       65,361
    GTE Corp. ..........................   4,800      211,200
    Novell, Inc.*.......................   1,200       17,100
    Pacific Telesis Group...............   4,000      134,500
    SBC Communications, Inc. ...........   4,700      270,250
    Southern New England
      Telecommunications Corp. .........   1,400       55,650
    Tellabs, Inc.*......................   1,000       37,000
    U.S. West, Inc. ....................   1,600       57,200
    3Com Corp.*.........................     848       39,538
                                                     --------
                                                    1,696,362
                                                     --------
TRANSPORTATION SERVICES -- 0.3%
    PHH Corp. ..........................   2,100       98,175
    TNT Freightways Corp. ..............     600       12,075
    WMX Technologies, Inc. .............   2,700       80,663
                                                     --------
                                                      190,913
                                                     --------
UTILITIES-ELECTRIC -- 1.4%
    Centerior Energy Corp. .............  17,200      152,650
    Duke Power Co. .....................   3,100      146,862
    Entergy Corp. ......................   2,600       76,050
    FPL Group, Inc. ....................     800       37,100
    Niagara Mohawk Power Corp. .........  11,600      111,650
    Public Service Co. of New Mexico*...   2,800       49,350
    SCEcorp.............................   6,900      122,475
    Texas Utilities Co. ................   1,400       57,575
    Unicom Corp. .......................   1,900       62,225
                                                     --------
                                                      815,937
                                                     --------
UTILITIES-GAS -- 0.1%
    Atlanta Gas Light Co. ..............   3,800       75,050
                                                     --------
TOTAL COMMON STOCK
  (COST $20,016,957)....................           23,518,061
                                                     --------
PREFERRED STOCK -- 0.0%
INDUSTRIAL
    Teledyne, Inc. Cl-E
      (COST $513).......................      72        1,035
                                                     --------
AMERICAN DEPOSITORY RECEIPTS -- 3.9%
AUTOMOBILES -- 0.1%
    Honda Motor Co. LTD. ...............   1,600       67,200
                                                     --------

                                         SHARES      VALUE
                                         -------  -----------
CHEMICALS -- 0.1%
    AKZO Nobel NV.......................   1,000  $    58,000
                                                     --------
CONSUMER GOODS & SERVICES -- 0.1%
    Hanson PLC..........................   2,700       41,175
    U.S. Industries, Inc.*..............     135        2,481
                                                     --------
                                                       43,656
                                                     --------
FOOD PROCESSING -- 0.4%
    Cadbury Schweppes PLC...............   3,473      115,477
    Unilever PLC........................   1,300      109,850
                                                     --------
                                                      225,327
                                                     --------
INFORMATION PROCESSING -- 0.4%
    Hitachi LTD. .......................   2,400      241,200
                                                     --------
INTEGRATED PETROLEUM -- 0.1%
    Shell Transport & Trading-NY........   1,000       81,375
                                                     --------
OIL & GAS -- 1.1%
    British Petroleum Co. PLC...........     800       81,700
    Repsol SA...........................   3,000       98,625
    Royal Dutch Petroleum Co. ..........   3,100      437,488
    Societe National Elf Aquitaine......   2,000       73,500
                                                     --------
                                                      691,313
                                                     --------
PHARMACEUTICALS -- 0.4%
    Smithkline Beecham PLC (Unit).......   4,600      255,300
                                                     --------
RETAIL FOOD CHAINS -- 0.1%
    Ito-Yokado Co., LTD. ...............     200       49,225
                                                     --------
TELECOMMUNICATIONS -- 0.9%
    British Telecommunications PLC......   2,000      113,000
    Ericsson, (L.M.) Telephone Co. .....   4,800       93,600
    Hong Kong Telecommunications
      LTD. .............................   9,000      159,750
    Telefonica de Espana................   1,600       67,000
    Telefonos de Mexico SA..............     600       19,125
    Vodafone Group PLC..................   2,000       70,500
                                                     --------
                                                      522,975
                                                     --------
UTILITIES-ELECTRIC -- 0.2%
    Empresa Nacional de Electridad......   1,900      108,775
                                                     --------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $2,078,757).....................            2,344,346
                                                     --------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
AMERICAN DEPOSITORY SECURITIES -- 0.0%
FINANCIAL SERVICES
    Grupo Financiero Bancomer*
      (COST $36,750)....................   1,400  $     8,470
                                                     --------
FOREIGN STOCKS -- 10.1%
AEROSPACE -- 0.2%
    Mitsubishi Heavy
      Industry -- (JPN).................  17,000      135,414
                                                     --------
AUTOMOBILES -- 0.7%
    Man AG -- (DEM).....................   1,000      271,929
    Schweizerischer
      Bankverein -- (SW)*...............     300      122,518
                                                     --------
                                                      394,447
                                                     --------
BEVERAGES -- 0.2%
    Louis Vuitton Moet
      Hennessy -- (FRF).................     660      137,458
                                                     --------
BUILDING & REAL ESTATE -- 0.2%
    DBS Land -- (SNG)...................  25,000       84,500
    Hopewell Holding -- (HK)............  59,463       34,221
                                                     --------
                                                      118,721
                                                     --------
BUSINESS SERVICES -- 0.1%
    Generale Des Eaux -- (FRF)..........     480       47,917
                                                     --------
CHEMICALS -- 0.2%
    Bayer AG -- (DEM)...................     320       84,964
    L'air Liquide -- (FRF)..............     300       49,678
                                                     --------
                                                      134,642
                                                     --------
CONGLOMERATES -- 0.3%
    BTR PLC -- (UK).....................  27,000      137,939
    Lonrho PLC -- (UK)..................  22,000       60,126
                                                     --------
                                                      198,065
                                                     --------
COSMETICS-TOILETRY -- 0.2%
    Kao Corp. -- (JPN)..................  11,000      136,276
                                                     --------
DIVERSIFIED -- 0.2%
    Sime Darby -- (MALA)................  50,000      132,905
                                                     --------
ELECTRICAL EQUIPMENT -- 0.5%
    BBC Brown Boveri
      AG-Bearer -- (SW).................      80       92,951
    Getronics Geneue
      Electric -- (NETH)................   1,800       84,128
    Mitsubishi Electric
      Corp. -- (JPN)....................  17,000      122,251
                                                     --------
                                                      299,330
                                                     --------
ELECTRONICS -- 0.3%
    Sharp Corp. -- (JPN)................   9,000      143,728
                                                     --------
ENTERTAINMENT -- 0.5%
    Hutchison Whampoa LTD. -- (HK)......  48,000      292,380
                                                     --------
FINANCIAL-BANK & TRUST -- 1.6%
    Bank of Scotland -- (UK)............  20,208       88,177
    Bankgesellschaft Berlin
      AG -- (DEM).......................     545      139,081
    Deutsche Bank AG -- (DEM)...........   1,600       75,973
    ING Groep -- (NETH).................   4,000      267,215
    Mediobanca -- (ITL).................   7,000       48,451
    Societe Generale -- (FRF)...........   1,212      149,721
    Toronto Dominion Bank -- (CAN)......   4,100       72,265
    Union Bank of Switzerland -- (SW)...     100      108,385
                                                     --------
                                                      949,268
                                                     --------

                                         SHARES      VALUE
                                         -------  -----------
FINANCIAL SERVICES -- 0.1%
    Gemina SPA -- (ITL).................  50,000  $    21,467
    Pearson PLC -- (UK).................   5,600       54,263
                                                     --------
                                                       75,730
                                                     --------
FOOD PROCESSING -- 0.4%
    Eridania Beghin-Say -- (FRF)........     400       68,606
    Nestle SA -- (SW)...................     150      165,959
                                                     --------
                                                      234,565
                                                     --------
GENERAL MERCHANDISERS -- 0.4%
    Carrefour Supermarch SA -- (FRF)....     150       90,995
    Tesco PLC -- (UK)...................  25,174      116,101
                                                     --------
                                                      207,096
                                                     --------
MACHINERY -- 0.2%
    Sig Schweiz
      Industries-Bearer -- (SW).........      70      146,276
                                                     --------
OFFICE EQUIPMENT -- 0.2%
    Ricoh Corp. -- (JPN)................  13,000      142,180
                                                     --------
OIL & GAS -- 0.3%
    Lion Nathan LTD. -- (NZD)...........  50,000      119,227
    Societe National Elf
      Aquitaine -- (FRF)................   1,100       81,037
                                                     --------
                                                      200,264
                                                     --------
PAPER & FOREST PRODUCTS -- 0.1%
    Kimberly-Clark de Mexico SA --
      (MEX).............................   2,000       30,234
                                                     --------
PHARMACEUTICALS -- 0.7%
    Astra AB Cl-B -- (SW)...............   5,500      217,699
    Ciba Geigy AG Bearer -- (SW)........     150      131,362
    Gehe AG (New) -- (DEM)*.............      25       12,472
    Gehe AG -- (DEM)*...................     100       51,248
                                                     --------
                                                      412,781
                                                     --------
PRINTING & PUBLISHING -- 0.2%
    Dai Nippon -- (JPN).................   8,000      135,501
                                                     --------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  -----------
PUBLISHING -- 0.3%
    Elsevier NV --(NETH)................  12,000  $   160,030
                                                  -----------
RETAIL GROCERY -- 0.1%
    Ito-Yokado Co., LTD. -- (JPN).......   1,000       61,556
                                                  -----------
SPECIALTY CHEMICALS -- 0.3%
    BASF AG Ord. (New) -- (DEM).........     400       90,085
    Technip SA -- (FRF).................   1,000       68,811
                                                  -----------
                                                      158,896
                                                  -----------
TELEPHONES -- 0.8%
    Telecom Italia Mobile -- (ITL)*.....  75,000      131,964
    Telecom Italia SPA -- (ITL).........  75,000      116,619
    Telecom Corp. of New Zealand LTD. --
      (NZD).............................  22,000       94,859
    Telekom Malaysia Berhad -- (MALA)...  16,000      124,754
                                                  -----------
                                                      468,196
                                                  -----------
TIRE & RUBBER -- 0.2%
    Bridgestone Corp. -- (JPN)..........   8,000      126,984
                                                  -----------
TRANSPORTATION -- 0.2%
    KLM Royal Dutch Airlines NV --
      (NETH)............................   3,000      105,440
                                                  -----------
TRANSPORTATION EQUIPMENT -- 0.2%
    Swire Pacific LTD. Cl-A -- (HK).....  14,000      108,634
                                                  -----------
UTILITIES-ELECTRIC -- 0.2%
    Veba AG -- (DEM)....................   2,500      107,028
                                                  -----------
TOTAL FOREIGN STOCKS
  (COST $5,611,127).....................            6,001,942
                                                  -----------

                                           PAR
                                MATURITY  (000)
                                --------- ------
CORPORATE BONDS -- 19.2%
AEROSPACE -- 0.2%
    Boeing Co.
      6.35%.................... 06/15/03  $  120       123,300
                                                   -----------
AUTOMOBILES -- 0.1%
    Daimler-Benz Auto
      Grantor Trust
      3.90%.................... 10/15/98      63        62,167
                                                   -----------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
AUTOMOTIVE PARTS-
  EQUIPMENT -- 0.7%
    Exide Corp.
      10.75%................... 12/15/02  $  125   $   135,313
    Pep Boys Manny Moe & Jack
      8.88%.................... 04/15/96     250       252,188
                                                   -----------
                                                       387,501
                                                   -----------
BANKING -- 0.4%
    Banesto, Inc.
      8.25%.................... 07/28/02      50        51,750
    Bank of Nova Scotia
      6.25%.................... 09/15/08      50        49,375
    NationsBank Texas
      6.75%.................... 08/15/00     150       155,625
                                                   -----------
                                                       256,750
                                                   -----------
BEVERAGES & BOTTLING -- 0.5%
    Coca-Cola Bottling Group
      9.00%.................... 11/15/03     100       100,500
    Dr. Pepper Bottling Holding
      Co., Senior Discount
      Notes
      11.63%................... 02/15/03     140       111,125
    Texas Bottling Group
      9.00%.................... 11/15/03     100        99,750
                                                   -----------
                                                       311,375
                                                   -----------
BROADCASTING -- 0.4%
    Sinclair Broadcasting Group
      10.00%................... 09/30/05     100       102,500
    Young Broadcasting, Senior
      Subordinate Notes
      10.13%................... 02/15/05     100       106,000
                                                   -----------
                                                       208,500
                                                   -----------
BUILDING & REAL ESTATE -- 0.4%
    B.F. Saul REIT Senior Notes
      11.63%................... 04/01/02     100       103,750
    The Rouse Co., Notes
      8.50%.................... 01/15/03     120       132,750
                                                   -----------
                                                       236,500
                                                   -----------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
CABLE TELEVISION -- 0.6%
    Continental Cablevision
      9.00%.................... 09/01/08  $  100   $   105,000
    Fundy Cable LTD.
      11.00%................... 11/15/05     125       130,625
    Rogers Cablesystems, Senior
      Notes
      10.00%................... 03/15/05     125       134,688
                                                   -----------
                                                       370,313
                                                   -----------
CHEMICALS -- 0.2%
    Arcadian Partners LP,
      Senior Notes Cl-B
      10.75%................... 05/01/05     100       110,000
                                                   -----------
CONGLOMERATES -- 0.5%
    Alpine Group, Inc.
      12.25%................... 07/15/03     100        98,000
    Tenneco, Inc.
      8.00%.................... 11/15/99      55        58,644
      7.88%.................... 10/01/02     150       162,938
                                                   -----------
                                                       319,582
                                                   -----------
CONSUMER NON-DURABLES -- 0.2%
    Herff Jones, Inc., Senior
      Subordinate Notes Cl-B
      11.00%................... 08/15/05     100       107,250
                                                   -----------
CONTAINERS -- 0.4%
    Owens Illinois, Inc.
      11.00%................... 12/01/03     125       141,563
    Riverwood International
      Corp.
      11.25%................... 06/15/02     100       108,750
                                                   -----------
                                                       250,313
                                                   -----------
ELECTRIC POWER -- 0.4%
    Potomac Capital
      6.19%.................... 04/28/97     250       250,650
                                                   -----------
ENERGY -- 0.5%
    Ferrellgas LP Financial
      Corp.
      10.00%................... 08/01/01     100       107,000
    Gulf Canada Resources LTD.
      9.63%.................... 07/01/05     100       105,000
    Petroleum Heat & Power
      10.13%................... 04/01/03     100        95,375
                                                   -----------
                                                       307,375
                                                   -----------
ENTERTAINMENT & LEISURE -- 0.7%
    TCI Communications, Inc.
      8.65%.................... 09/15/04     200       221,750

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
    Time Warner Entertainment
      Debenture
      7.25%.................... 09/01/08  $  100   $   101,125
    United Artists Theatre
      9.30%.................... 07/01/15     100       100,500
                                                   -----------
                                                       423,375
                                                   -----------
FINANCE & CREDIT -- 2.4%
    Advanta Corp.
      7.07%.................... 09/15/97     235       239,994
    Aristar, Inc.
      8.88%.................... 08/15/98     200       214,000
      7.88%.................... 02/15/99     200       212,000
    Associates Corp. of North
      America
      8.63%.................... 06/15/97      10        10,438
    Chrysler Financial Corp.
      8.46%.................... 01/19/00     200       217,000
    Commercial Credit Notes
      8.13%.................... 03/01/97       5         5,156
    CoreStates Home Loan Equity
      6.65%.................... 05/15/09      84        84,985
    Ford Motor Credit Co.
      9.45%.................... 05/20/97      50        52,625
    General Motors Acceptance
      Corp.
      7.75%.................... 04/15/97      50        51,375
      8.38%.................... 05/01/97      10        10,363
    General Motors Acceptance
      Corp., Grantor Trust
      6.30%.................... 06/15/99      44        44,221
    Household Finance Corp.
      6.96%.................... 04/27/98     300       308,625
                                                   -----------
                                                     1,450,782
                                                   -----------
FINANCIAL-BANK & TRUST -- 0.4%
    Ciesco LP
      7.38%.................... 04/19/00     250       263,438
                                                   -----------
FINANCIAL SERVICES -- 0.5%
    Lehman Brothers Holdings,
      Inc.
      7.63%.................... 06/15/97      65        66,706
    Smith Barney Holdings
      6.63%.................... 06/01/00     200       204,500
                                                   -----------
                                                       271,206
                                                   -----------
FOOD & TOBACCO -- 0.2%
    Consolidated Cigar, Senior
      Subordinate Notes
      10.50%................... 03/01/03     100       102,500
                                                   -----------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
FOREIGN GOVERNMENT -- 0.1%
    Export-Import Korea Notes
      6.50%.................... 05/15/00  $   40   $    40,900
                                                   -----------
HEALTHCARE -- 0.2%
    Tenet Healthcare Corp.
      8.63%.................... 12/01/03      90        94,613
                                                   -----------
HOTEL/GAMING -- 0.7%
    Bally Park Place Funding
      9.25%.................... 03/15/04     100       101,250
    Grand Casino
      10.13%................... 12/01/03     125       130,625
    President Riverboat Casino
      13.00%................... 09/15/01     100        84,000
    Trump Taj Mahal
      11.35%................... 11/15/99     100        96,250
                                                   -----------
                                                       412,125
                                                   -----------
INDUSTRIAL -- 1.1%
    Coinmach Corp., Senior
      Notes
      11.75%................... 11/15/05     100       101,250
    Raytheon Co.
      6.50%.................... 07/15/05     350       360,938
    Westinghouse Electric Corp.
      8.88%.................... 06/01/01     200       208,250
                                                   -----------
                                                       670,438
                                                   -----------
INSURANCE -- 0.1%
    New York Life Insurance
      7.50%.................... 12/15/23     100       101,625
                                                   -----------
MANUFACTURING -- 0.8%
    American Standard, Senior
      Debenture Notes
      11.38%................... 05/15/04      75        83,063
      9.25%.................... 12/01/16      25        26,125
    Ametek, Inc.
      9.75%.................... 03/15/04     100       106,250
    Coltec Industries
      10.25%................... 04/01/02     125       129,375
    IMO Industries, Senior
      Subordinate Debentures
      12.00%................... 11/01/01     100       102,250
                                                   -----------
                                                       447,063
                                                   -----------
NATURAL RESOURCES -- 0.0%
    Gulf Canada Resources LTD.
      9.25%.................... 01/15/04      25        25,469
                                                   -----------
OTHER INDUSTRIAL
  MATERIALS -- 0.2%
    HMC Acquisition Properties
      9.00%.................... 12/15/07     100       101,000
                                                   -----------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
PACKAGING -- 0.5%
    Container Corp. of America,
      Senior Notes
      11.25%................... 05/01/04  $  100   $   104,125
    Portola Packaging, Inc.,
      Senior Notes
      10.75%................... 10/01/05     100       103,250
    Stone Container Corp.,
      Senior Notes
      9.88%.................... 02/01/01     100        97,875
                                                   -----------
                                                       305,250
                                                   -----------
PAPER & PAPER PRODUCTS -- 0.2%
    Repap Wisconsin, Inc.
      9.25%.................... 02/01/02     100        95,500
                                                   -----------
RESTAURANTS -- 0.2%
    McDonald's Corp.
      6.63%.................... 09/01/05     100       103,750
                                                   -----------
RETAIL -- 0.1%
    Southland Corp.
      5.00%.................... 12/15/03     100        83,875
                                                   -----------
RETAIL GROCERY -- 0.1%
    Ralph's Grocery Co., Senior
      Note
      10.45%................... 06/15/04      50        50,875
                                                   -----------
RETAIL MERCHANDISING -- 0.5%
    Federated Department
      Stores, Inc.
      8.13%.................... 10/15/02     125       125,781
    Kmart Corp., Medium Term
      Notes
      8.50%.................... 05/09/97     100        98,250
    Wal-Mart Stores, Inc.
      7.25%.................... 06/01/13      85        90,950
                                                   -----------
                                                       314,981
                                                   -----------
SAVINGS & LOAN ASSOCIATIONS -- 0.2%
    H.F. Ahmanson & Co.
      9.88%.................... 11/15/99     100       112,625
                                                   -----------
SERVICE -- 0.2%
    Alliance Entertainment
      11.25%................... 07/15/05     100       101,000
                                                   -----------
SPECIALTY CHEMICALS -- 0.5%
    Agricultural Minerals, Inc.
      10.75%................... 09/30/03     100       110,250
    IMC Fertilizer Group
      9.45%.................... 12/15/11     100       106,875
    Scott Co.
      9.88%.................... 08/01/04     100       107,250
                                                   -----------
                                                       324,375
                                                   -----------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
TELECOMMUNICATIONS -- 0.9%
    Mobilemedia Corp.
      9.38%.................... 11/01/07  $  125   $   129,375
    Paging Network, Inc.,
      Senior Subordinate Notes
      8.88%.................... 02/01/06     125       128,438
    United Telecommunications
      Debentures
      9.75%.................... 04/01/00     250       284,375
                                                   -----------
                                                       542,188
                                                   -----------
TEXTILES -- 0.2%
    Dan River, Inc., Senior
      Subordinate Notes
      10.13%................... 12/15/03     100        92,500
                                                   -----------
TRANSPORTATION -- 0.3%
    Federal Express
      6.25%.................... 04/15/98      70        70,788
    Sea Containers LTD.
      12.50%................... 11/15/04     100       108,000
    Southwest Airlines Co.
      9.25%.................... 02/15/98      25        26,625
                                                   -----------
                                                       205,413
                                                   -----------
UTILITIES-ELECTRIC -- 2.3%
    Commonwealth Edison
      7.00%.................... 02/15/97      50        50,625
    Consumers Power Co.
      6.00%.................... 07/01/97      65        65,163
      6.63%.................... 10/01/98      50        50,313
    Florida Power & Light
      5.70%.................... 03/05/98     200       201,250
    Gulf States Utilities
      5.38%.................... 02/01/97     128       127,840
    Monongahela Power
      8.50%.................... 06/01/22     150       159,938
    Pacific Gas & Electric
      Corp.
      6.75%.................... 12/01/00     200       202,500
    Public Service Electric &
      Gas First Mortgage
      7.00%.................... 09/01/24     300       295,125
    Southern California Edison
      Notes
      6.50%.................... 06/01/01     100       102,500
    Wisconsin Electric Power
      Co.
      5.88%.................... 10/01/97     100       100,625
                                                   -----------
                                                     1,355,879
                                                   -----------
TOTAL CORPORATE BONDS
  (COST $11,013,689)...........                     11,394,321
                                                   -----------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
MEDIUM TERM NOTES -- 0.7%
BANKING -- 0.2%
    U.S. Bancorp
      6.72%.................... 06/01/98  $  100   $   102,750
FINANCE & CREDIT -- 0.1%
    Associates Corp. of North
      America
      7.70%.................... 03/15/00      50        53,250
UTILITIES-ELECTRIC -- 0.4%
    Commonwealth Edison
      9.00%.................... 10/15/99     250       271,875
                                                   -----------
TOTAL MEDIUM TERM NOTES
  (COST $419,951)..............                        427,875
                                                   -----------
ZERO COUPON BONDS -- 0.2%
FINANCIAL-BANK & TRUST -- 0.1%
    Coleman Holdings
      9.18%.................... 05/27/98     100        81,000
                                                   -----------
RETAIL FOOD CHAINS -- 0.1%
    Pathmark Stores
      6.18%.................... 11/01/03     100        61,000
                                                   -----------
TOTAL ZERO COUPON BONDS
  (COST $142,664)..............                        142,000
                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.6%
FEDERAL HOME LOAN BANK
  CONSOLIDATED DISCOUNT NOTES -- 6.1%
    5.53%...................... 01/16/96   3,621     3,612,657
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 6.4%
    9.50%...................... 10/15/09      29        31,675
    10.00%..................... 11/15/09      38        42,032
    11.50%..................... 06/15/10      52        59,187
    12.00%..................... 09/15/13       1         1,637
    12.00%..................... 01/15/14       7         8,402
    10.50%..................... 08/15/15      15        16,490
    11.50%..................... 09/15/15     160       180,865
    11.50%..................... 11/15/15      59        66,721
    8.00%...................... 05/15/16      33        34,340
    8.50%...................... 06/15/16      44        46,431
    9.00%...................... 07/15/16      18        19,051
    8.00%...................... 12/15/16      59        61,032
    9.00%...................... 12/15/16       3         2,839
    8.00%...................... 02/15/17     115       119,438
    8.00%...................... 05/15/17      64        66,992
    9.00%...................... 05/15/17     110       116,610
    8.00%...................... 06/15/17      30        31,209
    9.50%...................... 11/15/18       5         5,675
    9.50%...................... 03/15/19      17        18,454
    9.50%...................... 01/15/20      11        11,965

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                                MATURITY  (000)       VALUE
                                --------- ------   -----------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (CONT'D)
    9.50%...................... 06/15/20  $   14   $    15,251
    8.00%...................... 06/15/22     182       189,674
    8.00%...................... 09/15/22      35        36,989
    8.00%...................... 07/15/23      90        93,521
    7.00%...................... 09/15/23     394       398,481
    6.50%...................... 02/15/24     726       720,704
    6.50%...................... 04/15/24      91        90,278
    6.50%...................... 05/15/24     900       893,083
    7.50%...................... 06/15/24      93        95,664
    7.00%...................... 12/15/25     294       297,768
                                                   -----------
                                                     3,772,458
                                                   -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.0%
    5.47%...................... 01/22/96   2,391     2,383,371
    7.50%...................... 07/15/20      15        15,353
                                                   -----------
                                                     2,398,724
                                                   -----------
TENNESSEE VALLEY AUTHORITY NOTES -- 0.1%
    7.75%...................... 12/15/22      10        10,450
    7.25%...................... 07/15/43      20        20,850
    6.88%...................... 12/15/43      40        40,100
                                                   -----------
                                                        71,400
                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (COST $9,746,084)....................            9,855,239
                                                   -----------
U.S. TREASURY OBLIGATIONS -- 8.5%
U.S. TREASURY BONDS -- 1.9%
    11.63%..................... 11/15/02     100       134,771
    7.13%...................... 02/15/23     240       274,502
    7.63%...................... 02/15/25     300       366,690
    6.83%...................... 08/15/25     300       338,397
                                                   -----------
                                                     1,114,360
                                                   -----------
U.S. TREASURY NOTES -- 6.6%
    6.50%...................... 09/30/96      80        80,700
    7.25%...................... 11/30/96     240       244,219
    6.13%...................... 05/31/97     450       455,697
    6.13%...................... 05/15/98     100       102,052
    5.13%...................... 12/31/98      50        49,856
    6.75%...................... 05/31/99     460       480,695
    6.88%...................... 03/31/00     250       264,382
    6.25%...................... 05/31/00     100       103,451
    6.13%...................... 09/30/00     150       154,610
    5.63%...................... 11/30/00     275       277,739
    5.75%...................... 08/15/03     965       977,979
    7.50%...................... 02/15/05     250       283,537
    5.88%...................... 11/15/05     425       434,707
                                                   -----------
                                                     3,909,624
                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $4,688,436)............                      5,023,984
                                                   -----------

                                        PRINCIPAL
                                         IN LOCAL
                                       CURRENCY***
                             MATURITY     (000)        VALUE
                             --------- ------------  ----------
FOREIGN BONDS -- 2.8%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%...............   08/15/03          20    $   16,081
                                                     ----------
BELGIUM -- 0.1%
    Belgium Kingdom
      Government
      7.25%...............   04/29/04       1,550        55,013
                                                     ----------
CANADA -- 0.2%
    Canadian Government
      6.50%...............   06/01/04         110        77,857
      9.75%...............   06/01/21          10         9,106
                                                     ----------
                                                         86,963
                                                     ----------
DENMARK -- 0.1%
    Denmark Government
      7.00%...............   12/15/04         275        49,322
                                                     ----------
FRANCE -- 0.2%
    France O.A.T.
      8.25%...............   02/27/04         264        59,791
      8.50%...............   04/25/23          50        11,542
    French Treasury Bills
      8.50%...............   03/12/97          75        15,914
                                                     ----------
                                                         87,247
                                                     ----------
GERMANY -- 0.6%
    German Government
      8.50%...............   08/21/00         375       298,651
      6.50%...............   07/15/03         110        79,888
                                                     ----------
                                                        378,539
                                                     ----------
ITALY -- 0.3%
    Italian Government
      11.50%..............   03/01/03     275,000       180,650
      8.50%...............   08/01/04      45,000        24,976
                                                     ----------
                                                        205,626
                                                     ----------
JAPAN -- 0.9%
    International Bank
      Recovery &
      Development
      6.75%...............   03/15/00      14,000       162,432
    Japan Government
      4.50%...............   06/20/03      33,500       358,410
                                                     ----------
                                                        520,842
                                                     ----------
NETHERLANDS -- 0.1%
    Netherland Government
      5.75%...............   01/15/04         115        71,234
                                                     ----------

AMERICAN SKANDIA TRUST

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        PRINCIPAL
                                         IN LOCAL
                                       CURRENCY***
                             MATURITY     (000)        VALUE
                             --------- ------------  ----------
SPAIN -- 0.1%
    Spanish Government
      8.00%...............   05/30/04       6,400    $   48,007
                                                     ----------
UNITED KINGDOM -- 0.2%
    United Kingdom Gilt
      9.00%...............   03/03/00          85       142,634
                                                     ----------
TOTAL FOREIGN BONDS
  (COST $1,477,645).......                            1,661,508
                                                     ----------

                                           PAR
                                          (000)
                                         -------
COMMERCIAL PAPER -- 2.1%
    Coca-Cola Co. Bottling
      Co.
      6.00%................   01/12/96   $   400       399,267
    Dupont (E.I.) de
      Nemours & Co.
      5.75%................   01/17/96       500       498,722
    Tampa Electric Co.
      6.00%................   01/08/96       339       338,605
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $1,236,594)........                          1,236,594
                                                   -----------
TOTAL INVESTMENTS
  (COST $56,469,167**) -- 103.7%.......             61,615,375
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.7%)...............             (2,216,244)
                                                   -----------
NET ASSETS -- 100.0%...................            $59,399,131
                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation.................             $5,733,908
    Gross depreciation.................               (587,700)
                                                     ---------
    Net appreciation...................             $5,146,208
                                                    ==========

Foreign currency exchange contracts outstanding at December 31, 1995.

                  PRINCIPAL
                   AMOUNT
                   COVERED       EXPIRATION      UNREALIZED
TYPE             BY CONTRACT       MONTH        DEPRECIATION
----------------------------------------------------------
Buy       UK        28,940          01/96        $     (241)

               COUNTRY/CURRENCY ABBREVIATIONS
------------------------------------------------------------
CAN - Canada/Canadian Dollar   NZD - New Zealand/
DEM - Germany/German                 New Zealand Dollar
      Deutschemark             MALA - Malaysia/Malaysian
FRF - France/French Franc              Ringgit
HK - Hong Kong/Hong Kong       MEX - Mexico/Mexican Peso
    Dollar                     SNG - Singapore/Singapore
ITL - Italy/Italian Lira             Dollar
JPN - Japan/Japanese Yen       SW - Switzerland/Swiss Franc
NETH - Netherlands/            UK - United Kingdom/British
Netherland Guilder                 Pound

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

  * Non-income producing securities.
 ** Also cost for Federal income tax purposes.
*** Currency of countries indicated.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST
PIMCO TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                              MATURITY    (000)       VALUE
                              --------   -------   -----------
CORPORATE BONDS -- 8.3%
AIRLINES -- 1.5%
    American Air Equipment
      10.19%................  05/26/15   $   250   $   308,780
    AMR Corp.
      10.45%................  11/15/11       100       124,250
    United Air Lines, Inc.
      10.67%................  05/01/04       500       606,875
      10.02%................  03/22/14     2,000     2,393,755
                                                   -----------
                                                     3,433,660
                                                   -----------
ELECTRIC POWER -- 1.5%
    Cleveland Electric
      9.11%.................  07/22/96       250       253,125
      8.75%.................  11/15/05       100        99,500
    CMS Energy Corp.
      9.50%.................  10/01/97       150       157,688
    Commonwealth Edison
      Corp.
      6.50%.................  07/15/97       750       757,500
    Illinois Power Co.
      5.85%.................  10/01/96     2,000     2,000,000
                                                   -----------
                                                     3,267,813
                                                   -----------
FINANCIAL -- 0.4%
    Ohio Edison First Mortgage
      8.50%.................  05/01/96     1,000     1,008,750
                                                   -----------
INDUSTRIAL -- 0.3%
    Arkla, Inc.
      9.20%.................  12/18/97       500       528,750
                                                   -----------
OIL -- 0.7%
    Occidental Petroleum Corp.
      9.63%.................  07/01/99       500       510,625
      11.75%................  03/15/11     1,000     1,058,750
                                                   -----------
                                                     1,569,375
                                                   -----------
PUBLISHING -- 1.7%
    Time Warner, Inc.
      7.45%.................  02/01/98     2,000     2,062,500
      6.84%.................  08/15/00       437       437,000
      7.98%.................  08/15/04       262       277,720
      8.11%.................  08/15/06       525       565,031
      8.18%.................  08/15/07       525       570,281
                                                   -----------
                                                     3,912,532
                                                   -----------
REAL ESTATE -- 2.2%
    Spieker Properties
      6.95%.................  12/15/02     5,000     5,018,750
                                                   -----------
TOTAL CORPORATE BONDS
  (COST $17,842,452)........                        18,739,630
                                                   -----------

                                           PAR
                              MATURITY    (000)       VALUE
                              --------   -------   -----------
SOVEREIGN ISSUES -- 1.9%
    Republic of Argentina
      FRB
      6.81%.................  03/31/05   $ 3,000   $ 2,124,375
    United Mexican States
      Cl-B
      6.25%.................  12/31/19     1,500       984,375
    United Mexican States
      Cl-C
      6.97%.................  12/31/19     1,000       722,500
    United Mexican States
      Cl-D
      6.55%.................  12/31/19       500       361,250
    United Mexican States
      (Rights)*.............               3,807             0
                                                   -----------
TOTAL SOVEREIGN ISSUES
  (COST $4,251,622).........                         4,192,500
                                                   -----------
MORTGAGE BACKED SECURITIES -- 1.7%
    Countrywide Adjustable
      Rate Mortgage
      6.70%.................  03/25/24     1,476     1,514,874
      7.66%.................  11/25/24     1,529     1,568,524
    Guardian Adjustable Rate
      Mortgage
      7.14%.................  12/25/19       100        71,116
    Saxon Adjustable Rate
      Mortgage
      7.79%.................  05/25/24       742       765,223
                                                   -----------
TOTAL MORTGAGE BACKED SECURITIES
  (COST $3,859,629).........                         3,919,737
                                                   -----------
COLLATERALIZED MORTGAGE SECURITIES -- 5.6%
    Citicorp Mortgage
      Securities, Inc.
      7.73%.................  10/25/22       875       878,543
    Collateralized Mortgage
      Security Corp.
      7.99%.................  05/01/17       495       509,976
    Mortgage Capital Trust
      VI
      9.50%.................  02/01/18     1,327     1,363,293
    Prudential Securities
      CMO Trust
      7.50%.................  03/25/19       292       291,076
    Prudential-Bache CMO
      Trust
      8.40%.................  03/20/21     2,977     3,169,690
    Resolution Trust Corp.
      8.00%.................  09/25/21       712       721,516
    Rothschild L.F. Mortgage
      Trust
      9.95%.................  08/01/17     3,390     3,689,666
    Ryland Mortgage
      Securities Corp.
      7.91%.................  09/25/23     1,929     1,958,277
                                                   -----------
TOTAL COLLATERALIZED MORTGAGE SECURITIES
  (COST $12,154,765)........                        12,582,037
                                                   -----------

AMERICAN SKANDIA TRUST
PIMCO TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                              MATURITY    (000)       VALUE
                              --------   -------   -----------
MEDIUM TERM NOTES -- 1.8%
FINANCE
    General Motors
      Acceptance Corp.
      6.70%.................  05/20/96   $ 2,000   $ 2,008,160
      7.75%.................  07/18/96     2,000     2,022,420
                                                   -----------
        (COST $4,002,777)...                         4,030,580
                                                   -----------

                                         PRINCIPAL
                                          IN LOCAL
                                        CURRENCY****
                                           (000)
                              --------------------------------
FOREIGN BONDS -- 4.7%
CANADA -- 1.3%
    Canadian Government
      8.75%.................  12/01/05     3,500     2,865,011
                                                   -----------
GERMANY -- 3.4%
    German Government
      6.25%.................  01/04/24    11,900     7,732,834
                                                   -----------
TOTAL FOREIGN BONDS
  (COST $10,194,113)........                        10,597,845
                                                   -----------
                                           PAR
                                          (000)
                                         -------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 18.1%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 4.0%
    8.25%...................  08/01/17   $   761       791,936
    7.00%***................  04/25/19       625        68,339
    6.09%...................  02/01/24     3,917     4,005,508
    8.00%...................  01/16/26     4,000     4,145,625
                                                   -----------
                                                     9,011,408
                                                   -----------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 3.0%
    5.55%...................  02/13/96     1,000       993,272
    9.40%...................  07/25/03       426       447,547
    6.25%***................  05/25/08       236        76,812
    6.50%***................  06/25/14     3,000       262,734
    8.50%...................  11/25/18     2,066     2,063,741
    6.90%...................  05/25/23       179       160,475
    7.29%...................  01/01/24       670       688,985
    7.00%...................  04/25/24       562       523,762
    6.23%...................  04/01/25     1,560     1,628,675
                                                   -----------
                                                     6,846,003
                                                   -----------
GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION -- 11.1%
    7.00%...................  06/20/22     3,046     3,104,598
    7.38%...................  04/20/23     3,938     3,997,391
    6.50%...................  10/20/23       846       860,037
    7.50%...................  12/20/23       482       492,285
    7.25%...................  09/20/24     1,791     1,835,079
                                           PAR
                              MATURITY    (000)       VALUE
                              --------   -------   -----------
    6.50%...................  10/20/24   $ 4,677   $ 4,776,027
    6.50%...................  01/22/26    10,000     9,918,750
                                                   -----------
                                                    24,984,167
                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $40,350,525)........                        40,841,578
                                                   -----------
U.S. TREASURY OBLIGATIONS -- 30.9%
U.S. TREASURY BILLS -- 0.5%
    5.22%#..................  02/08/96        55        54,682
    5.27%#..................  02/08/96       105       104,393
    5.29%#..................  02/08/96        55        54,682
    5.34%#..................  02/08/96       105       104,393
    5.35%#..................  02/08/96        40        39,769
    5.39%#..................  02/08/96        40        39,769
    5.45%#..................  02/08/96        95        94,451
    5.27%...................  02/15/96       150       149,011
    5.28%...................  02/15/96       100        99,340
    5.31%#..................  02/22/96       330       327,640
                                                   -----------
                                                     1,068,130
                                                   -----------
U.S. TREASURY NOTES -- 30.4%
    4.38%...................  08/15/96    10,000     9,948,599
    6.50%...................  09/30/96    40,000    40,350,000
    6.38%...................  08/15/02    17,400    18,273,130
                                                   -----------
                                                    68,571,729
                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $69,158,328)........                        69,639,859
                                                   -----------
COMMERCIAL PAPER -- 11.4%
    Abbott Laboratories
      5.62%.................  01/09/96     4,100     4,094,880
    BellSouth Telecomm, Inc.
      5.75%.................  01/12/96       700       698,770
      5.75%.................  01/09/96     2,500     2,496,806
    Canadian Wheat Board
      5.49%.................  03/05/96       700       692,809
    General Electric Capital Corp.
      5.65%.................  01/31/96     4,100     4,080,696
    Hewlett-Packard Co.
      5.67%.................  01/09/96       700       699,092
      5.55%.................  03/05/96     2,800     2,771,234
      5.53%.................  03/12/96     3,500     3,460,287
    Mexico Treasury Bills
      16.59%................  01/18/96       600       597,642
    National Rural Utility
      5.55%.................  03/18/96     1,500     1,481,700
    Pitney Bowes Credit,
      Inc.
      5.66%.................  01/26/96     1,200     1,195,283
    Procter & Gamble Co.
      5.67%.................  01/24/96     3,500     3,486,996
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $25,757,788)........                        25,756,195
                                                   -----------

AMERICAN SKANDIA TRUST
PIMCO TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         ------   -----------
OPTIONS -- 0.0%
    CME Put Option on Eurodollar
      Futures, Strike Price $90.75,
      Expire 06/17/96..................  $  750   $         0
    CME Put Option on Eurodollar
      Futures, Strike Price $91.00,
      Expire 06/17/96..................   1,500         1,500
    Written CME Put Option on
      Eurodollar Futures, Strike Price
      $94.00,
      Expire 03/18/96..................   2,000        (2,000)
                                                  -----------
TOTAL OPTIONS
  (COST ($29,962)).....................                  (500)
                                                  -----------

                                      SHARES
                                      -------
SHORT TERM INVESTMENTS -- 1.3%
    Temporary Investment Cash
      Fund..........................  1,451,819     1,451,819
    Temporary Investment Fund.......  1,451,818     1,451,818
                                                  -----------
      (COST $2,903,637).............                2,903,637
                                                  -----------
TOTAL INVESTMENTS (COST
  $190,445,674**) -- 85.7%..........              193,203,098
OTHER ASSETS LESS
  LIABILITIES -- 14.3%..............               32,132,331
                                                  -----------
NET ASSETS -- 100.0%................             $225,335,429
                                                  ===========

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation..............               $3,026,754
    Gross depreciation..............                 (299,974)
                                                    ---------
    Net appreciation................               $2,726,780
                                                  ===========

Foreign currency exchange contracts outstanding at December 31, 1995:

                  PRINCIPAL
                   AMOUNT                         UNREALIZED
                   COVERED       EXPIRATION     APPRECIATION/
TYPE             BY CONTRACT       MONTH        (DEPRECIATION)
----------------------------------------------------------
Sell      CAN       153,125         01/96          $     16
Sell      DEM     7,106,000         01/96             2,078
Sell      DEM     4,524,850         12/96           (28,308)
                                                   --------
                                                   $(26,214)
                                                   ========

# Securities with an aggregate market value of $819,779, which have been segregated with the custodian to cover margin requirements for the following open futures contracts at December, 31, 1995:

                                                        UNREALIZED
                TYPE                     CONTRACTS     APPRECIATION
----------------------------------------------------------
U.S. Treasury 5 Year Note (03/96)           350          $301,172
U.S. Treasury 10 Year Note (03/96)          196           211,500
U.S. Treasury 30 Year Note (03/96)          104           143,000
German Treasury 10 Year Note (03/96)         60            88,435
                                                         --------
                                                         $744,107
                                                         ========

                         COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
CAN - Canada/Canadian Dollar
DEM - Germany/German Deutschemark

--------------------------------------------------------------------------------

   * Non-income producing securities.
  ** Cost for Federal income tax purposes was $190,476,318.
 *** Interest Only Securities.
**** Currency of countries indicated.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST
INVESCO EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                       -------   ------------
COMMON STOCK -- 64.5%
AEROSPACE -- 2.0%
    Boeing Co........................   20,000   $  1,567,500
    Lockheed Martin Corp.............   25,000      1,975,000
                                                   ----------
                                                    3,542,500
                                                   ----------
AIRLINES -- 0.6%
    KLM Royal Dutch Airlines.........   30,000      1,057,500
                                                   ----------
AUTOMOBILES -- 1.4%
    Chrysler Corp. ..................   10,000        553,750
    Ford Motor Co. ..................   30,000        870,000
    General Motors Corp. Cl-H........   20,000        982,500
                                                   ----------
                                                    2,406,250
                                                   ----------
AUTOMOTIVE PARTS-EQUIPMENT -- 1.3%
    Borg Warner Automotive Corp. ....   40,000      1,280,000
    Eaton Corp. .....................   20,000      1,072,500
                                                   ----------
                                                    2,352,500
                                                   ----------
BANKING -- 0.7%
    BankAmerica Corp. ...............   20,000      1,295,000
                                                   ----------
BEVERAGES -- 1.0%
    Seagram Co. LTD. ................   50,000      1,731,250
                                                   ----------
BREWERIES & DISTILLERS -- 1.6%
    Anheuser-Busch Companies,
      Inc. ..........................   25,000      1,671,875
    Coors (Adolph) Co. Cl-B..........   50,000      1,106,250
                                                   ----------
                                                    2,778,125
                                                   ----------
BROADCASTING -- 1.2%
    Comcast Corp. Special Cl-A.......   35,000        636,563
    U.S. West Media Group............   80,000      1,520,000
                                                   ----------
                                                    2,156,563
                                                   ----------
BUILDING & BUILDING SUPPLIES -- 0.5%
    Masco Corp.......................   30,000        941,250
                                                   ----------
CHEMICALS -- 6.2%
    Agrium, Inc. ....................   70,000      3,150,000
    Arco Chemical Co. ...............   20,000        972,500
    Lawter International, Inc. ......  100,000      1,162,500
    Olin Corp. ......................   35,000      2,598,750
    Vigoro Corp. ....................   50,000      3,087,500
                                                   ----------
                                                   10,971,250
                                                   ----------
COMPUTERS -- 1.8%
    Honeywell, Inc. .................   30,000      1,458,750
    International Business Machines
      Corp. .........................   18,000      1,651,500
                                                   ----------
                                                    3,110,250
                                                   ----------
CONGLOMERATES -- 0.8%
    Tenneco, Inc. ...................   30,000      1,488,750
                                                   ----------
ELECTRICAL EQUIPMENT -- 1.1%
    General Electric Co. ............   27,000      1,944,000
                                                   ----------

                                       SHARES       VALUE
                                       -------   ------------
ELECTRONICS -- 1.2%
    Hewlett-Packard Co. .............   15,000   $  1,256,250
    Intel Corp. .....................   15,000        851,250
                                                   ----------
                                                    2,107,500
                                                   ----------
ENGINEERING & CONSTRUCTION -- 2.0%
    Fluor Corp. .....................   14,000        924,000
    Foster Wheeler Corp. ............   60,000      2,550,000
                                                   ----------
                                                    3,474,000
                                                   ----------
ENTERTAINMENT -- 1.5%
    Time Warner, Inc. ...............   25,000        946,875
    Walt Disney Co. .................   30,000      1,770,000
                                                   ----------
                                                    2,716,875
                                                   ----------
FINANCIAL-BANK & TRUST -- 3.9%
    Bank of New York Co., Inc. ......   20,000        975,000
    Chase Manhattan Corp. ...........   30,000      1,818,750
    Citicorp.........................   15,000      1,008,750
    Mellon Bank Corp. ...............   30,000      1,612,500
    NDB Bancorp, Inc. ...............   36,200      1,429,900
                                                   ----------
                                                    6,844,900
                                                   ----------
FINANCIAL SERVICES -- 2.2%
    American Express Co. ............   20,000        827,500
    Beneficial Corp. ................   15,000        699,375
    H&R Block, Inc. .................   60,000      2,430,000
                                                   ----------
                                                    3,956,875
                                                   ----------
FOODS -- 2.6%
    General Mills, Inc. .............   25,000      1,443,750
    Heinz, H.J. Co. .................   33,000      1,093,125
    Philip Morris Companies, Inc. ...   15,000      1,357,500
    Quaker Oats Co. .................   20,000        690,000
                                                   ----------
                                                    4,584,375
                                                   ----------
HOTELS & MOTELS -- 0.8%
    Hilton Hotels Corp. .............   23,000      1,414,500
                                                   ----------
INSURANCE -- 2.1%
    Allmerica Property & Casualty,
      Inc. ..........................   80,000      2,160,000
    Ohio Casualty Corp. .............   40,000      1,550,000
                                                   ----------
                                                    3,710,000
                                                   ----------
MANUFACTURING -- 2.3%
    Allied-Signal, Inc. .............   25,000      1,187,500
    Eastman Kodak Co. ...............   25,000      1,675,000
    Whitman Corp. ...................   50,000      1,162,500
                                                   ----------
                                                    4,025,000
                                                   ----------
MEDICAL -- 0.6%
    Baxter International, Inc. ......   25,000      1,046,875
                                                   ----------
MEDICAL PRODUCTS -- 1.3%
    Becton Dickinson & Co. ..........   30,000      2,250,000
                                                   ----------

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AMERICAN SKANDIA TRUST
INVESCO EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES       VALUE
                                       -------   ------------
METALS & MINING -- 0.8%
    ASARCO, Inc. ....................   25,000   $    800,000
    Newmont Mining Corp. ............   12,994        587,979
                                                 ------------
                                                    1,387,979
                                                 ------------
MISCELLANEOUS -- 0.8%
    Service Corp. International......   32,000      1,408,000
                                                 ------------
OIL -- 3.0%
    Amoco Corp. .....................   14,000      1,006,250
    Atlantic Richfield Co. ..........    8,000        886,000
    Chevron Corp. ...................   20,000      1,050,000
    Exxon Corp. .....................   12,000        961,500
    Mobil Corp. .....................   12,000      1,344,000
                                                 ------------
                                                    5,247,750
                                                 ------------
OIL & GAS -- 0.5%
    Sonat, Inc. .....................   25,000        890,625
                                                 ------------
OIL EQUIPMENT & SERVICES -- 3.8%
    Dresser Industries, Inc. ........   70,000      1,706,250
    Halliburton Co. .................   35,000      1,771,875
    Schlumberger LTD. ...............   11,000        761,750
    Union Pacific Resources Group....  100,000      2,537,500
                                                 ------------
                                                    6,777,375
                                                 ------------
PAPER & FOREST PRODUCTS -- 0.5%
    Champion International Corp. ....   20,000        840,000
                                                 ------------
PHARMACEUTICALS -- 2.6%
    Abbott Laboratories..............   20,000        835,000
    American Home Products Corp. ....   15,000      1,455,000
    Pharmacia & Upjohn, Inc. ........   58,000      2,247,500
                                                 ------------
                                                    4,537,500
                                                 ------------
PUBLISHING -- 0.7%
    R.R. Donnelley & Sons Co. .......   30,000      1,181,250
                                                 ------------
RAILROADS -- 2.8%
    Canadian National Railways*......   35,550        533,250
    Illinois Central Corp. ..........   25,000        959,375
    Kansas City Southern Industries,
      Inc. ..........................   40,000      1,830,000
    Union Pacific Corp. .............   25,000      1,650,000
                                                 ------------
                                                    4,972,625
                                                 ------------
REAL ESTATE -- 1.2%
    Patriot American Hospitality.....   80,000      2,060,000
                                                 ------------
RETAIL FOOD CHAINS -- 0.5%
    Albertson's, Inc. ...............   30,000        986,250
                                                 ------------
RETAIL-SPECIALTY -- 1.5%
    Jostens, Inc. ...................   30,000        727,500
    Limited, Inc. ...................   60,000      1,042,500
    Melville Corp. ..................   30,000        922,500
                                                 ------------
                                                    2,692,500
                                                 ------------

                                       SHARES       VALUE
                                       -------   ------------
TELECOMMUNICATIONS -- 4.9%
    AT&T Corp. ......................   40,000   $  2,590,000
    Bell Atlantic Corp. .............   15,000      1,003,125
    GTE Corp. .......................   20,000        880,000
    NYNEX Corp. .....................   25,000      1,350,000
    U.S. West, Inc. .................   80,000      2,860,000
                                                 ------------
                                                    8,683,125
                                                 ------------
TRANSPORTATION -- 0.2%
    Overseas Shipholding Group,
      Inc. ..........................   17,000        323,000
                                                 ------------
TOTAL COMMON STOCK
  (COST $97,722,347).................             113,894,067
                                                 ------------
PREFERRED STOCK -- 0.6%
GOLD MINING
    Amax Gold, Inc. $3.75 Cl-B
      (COST $996,575)................   20,000      1,090,000
                                                 ------------
AMERICAN DEPOSITORY RECEIPTS -- 0.8%
ELECTRONICS -- 0.4%
    Nokia Corp. C1-A ................   20,000        777,500
                                                 ------------
TELECOMMUNICATIONS -- 0.4%
    Cable & Wireless PLC.............   30,000        633,750
                                                 ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $1,830,404)..................               1,411,250
                                                 ------------

                                           PAR
                               MATURITY   (000)
                               --------   ------
CORPORATE BONDS -- 12.8%
AIRLINES -- 0.3%
    Delta Air Lines, Inc.
      9.30%................... 01/02/11   $  500        592,125
                                                   ------------
BROADCASTING -- 1.8%
    Allbritton Communications
      Co., Senior Subordinate
      Notes
      11.50%.................. 08/15/04    1,000      1,055,000
    Benedek Broadcast Corp.,
      Senior Secured Notes
      11.88%.................. 03/01/05      500        525,000
    Granite Broadcasting
      Corp., Senior
      Subordinate Notes
      10.38%.................. 05/15/05    1,000      1,030,000
    Outlet Broadcasting, Inc.
      10.88%.................. 07/15/03      500        560,000
                                                   ------------
                                                      3,170,000
                                                   ------------
CABLE TELEVISION -- 2.2%
    Cablevision Industries,
      Debentures Cl-B
      9.25%................... 04/01/08    1,000      1,070,000

AMERICAN SKANDIA TRUST
INVESCO EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------   ------   ------------
CABLE TELEVISION (CONT'D)
    Century Communications
      11.88%.................. 10/15/03   $1,000   $  1,076,250
    Diamond Cable Co.
      5.75%................... 12/15/05    2,000      1,165,000
    Marcus Cable Co.
      5.24%................... 12/15/05      900        612,000
                                                   ------------
                                                      3,923,250
                                                   ------------
CAPITAL GOODS -- 0.2%
    Jones Intercable, Senior
      Subordinate Debentures
      10.50%.................. 03/01/08      250        273,750
                                                   ------------
CHEMICALS -- 0.6%
    Rexene Corp.
      11.75%.................. 12/01/04      500        528,750
    Sifto Canada, Inc.
      8.50%................... 07/15/00      500        482,500
                                                   ------------
                                                      1,011,250
                                                   ------------
ENTERTAINMENT -- 0.9%
    Viacom, Inc., Subordinate
      Debentures
      8.00%................... 07/07/06    1,500      1,533,750
                                                   ------------
FINANCE -- 1.2%
    Associates Corp. of North
      America
      8.55%................... 07/15/09      425        510,531
    Empress River Casino
      10.75%.................. 04/01/02      500        516,250
    General Motors Acceptance
      Corp.
      7.13%................... 06/01/99      500        520,625
    Tembec Finance
      9.88%................... 09/30/05      500        495,000
                                                   ------------
                                                      2,042,406
                                                   ------------
HEALTHCARE -- 0.6%
    Tenet Healthcare Corp.
      9.63%................... 09/01/02      500        551,250
      8.63%................... 12/01/03      500        525,625
                                                   ------------
                                                      1,076,875
                                                   ------------
INDUSTRIAL -- 0.8%
    Crown Paper Co.
      11.00%.................. 09/01/05      500        438,750
    Lenfest Communications,
      Inc., Senior Notes
      8.38%................... 11/01/05    1,000      1,006,250
                                                   ------------
                                                      1,445,000
                                                   ------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------   ------   ------------
OIL & GAS -- 0.3%
    Transtexas Gas
      11.50%.................. 06/15/02   $  500   $    515,000
                                                   ------------
PAPER & PAPER PRODUCTS -- 0.3%
    Repap New Brunswick
      10.63%.................. 04/15/05      500        491,875
                                                   ------------
PUBLISHING -- 0.8%
    News America Holdings
      8.50%................... 02/15/05    1,000      1,128,750
      8.50%................... 02/23/25      250        289,375
                                                   ------------
                                                      1,418,125
                                                   ------------
RAILROADS -- 0.6%
    Southern Pacific Railroad,
      Senior Notes
      9.38%................... 08/15/05    1,000      1,091,250
                                                   ------------
RECREATIONAL -- 0.1%
    United Artists Theatre
      11.50%.................. 05/01/02      175        187,688
                                                   ------------
RETAIL DRUGS -- 0.4%
    Revco D.S., Inc.
      9.13%................... 01/15/00      650        699,563
                                                   ------------
TELECOMMUNICATIONS -- 0.5%
    Centennial Cellular,
      Senior Notes
      8.88%................... 11/01/01    1,000        980,000
                                                   ------------
TRANSPORTATION -- 0.6%
    Overseas Shipholding
      Group, Inc.
      8.00%................... 12/01/03    1,000      1,033,521
                                                   ------------
UTILITIES -- 0.6%
    Commonwealth Edison Corp.
      8.38%................... 10/15/06    1,000      1,132,500
                                                   ------------
TOTAL CORPORATE BONDS
  (COST $22,023,553)..........                       22,617,928
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.9%
FEDERAL HOME LOAN MORTGAGE
  CORP. -- 4.9%
    6.50%..................... 06/01/10      949        955,734
    7.50%..................... 07/01/09      889        915,498
    6.50%..................... 10/01/10    1,948      1,960,956
    6.50%..................... 11/01/10    1,954      1,967,223
    7.00%..................... 04/01/24      968        977,949
    7.00%..................... 07/01/24      873        882,215
    8.00%..................... 12/01/24      930        964,500
                                                   ------------
                                                      8,624,075
                                                   ------------

AMERICAN SKANDIA TRUST
INVESCO EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------   ------   ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 1.0%
    7.50%..................... 10/15/23   $1,797   $  1,849,890
                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $9,990,980)...........                       10,473,965
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 9.9%
U.S. TREASURY BONDS -- 2.8%
    7.63%..................... 02/15/25    4,000      4,889,200
                                                   ------------
U.S. TREASURY NOTES -- 7.1%
    5.38%..................... 11/30/97    3,000      3,010,350
    5.88%..................... 06/30/00    1,000      1,021,520
    6.50%..................... 05/15/05    8,000      8,518,639
                                                   ------------
                                                     12,550,509
                                                   ------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (COST $16,864,826)..........                       17,439,709
                                                   ------------
COMMERCIAL PAPER -- 2.0%
    General Electric Capital
      Corp.
      5.91%
        (COST $3,500,000)..... 01/04/96    3,500      3,500,000
                                                   ------------

                                       SHARES        VALUE
                                     ----------   ------------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 2.4%
    Temporary Investment Cash
      Fund.........................   2,157,381   $  2,157,381
    Temporary Investment Fund......   2,157,381      2,157,381
                                                  ------------
      (COST $4,314,762)............                  4,314,762
                                                  ------------
TOTAL INVESTMENTS
  (COST $157,243,447**) -- 98.9%...                174,741,681
OTHER ASSETS LESS
  LIABILITIES -- 1.1%..............                  1,974,186
                                                  ------------
NET ASSETS -- 100.0%...............               $176,715,867
                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation.........................    $18,956,413
    Gross depreciation.........................     (1,458,179)
                                                    ----------
    Net appreciation...........................    $17,498,234
                                                   ===========

--------------------------------------------------------------------------------

 * Non-income producing securities.
** Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
COMMON STOCK -- 82.5%
AUTOMOTIVE PARTS-EQUIPMENT -- 0.3%
    Top Source Technologies,
      Inc.*.........................    46,000    $   322,000
                                                  -----------
BROADCASTING -- 1.2%
    Comcast U.K. Cable Partners*....    45,000        562,500
    SFX Broadcasting Cl-A*..........    18,700        565,675
                                                  -----------
                                                    1,128,175
                                                  -----------
BUILDING & BUILDING SUPPLIES -- 1.6%
    Harsco Corp.....................    25,000      1,453,125
                                                  -----------
BUSINESS SERVICES -- 0.5%
    Norrell Corp....................    17,000        499,375
                                                  -----------
COMMERCIAL SERVICES -- 2.1%
    Medaphis Corp.*.................    32,000      1,184,000
    Meta Group, Inc.................    22,875        700,547
                                                  -----------
                                                    1,884,547
                                                  -----------
COMMUNICATION EQUIPMENT -- 0.6%
    Anadigics, Inc.*................    26,000        552,500
                                                  -----------
COMPUTER SERVICES &
  SOFTWARE -- 17.6%
    Adobe Systems, Inc..............    13,000        806,000
    Astea International, Inc.*......    29,800        681,675
    Avant Corp......................    39,450        759,413
    Broadway & Seymour, Inc.*.......    18,175        295,344
    Computron Software, Inc.*.......    41,300        743,400
    Dendrite International, Inc.*...    62,075      1,117,350
    Dialogic Corp...................    12,000        462,000
    Eagle Point Software Corp.*.....    32,200        692,300
    Geoworks........................    49,100        932,900
    GT Interactive Software.........    43,750        612,500
    HCIA, Inc.*.....................    27,500      1,285,625
    Informix Corp.*.................    19,500        585,000
    Madge NV........................    25,000      1,118,750
    Manugistics Group, Inc..........    10,425        153,769
    Network General Corp.*..........    23,000        767,625
    Parametric Technology Corp.*....    14,000        931,000
    Platinum Technology.............    25,500        468,563
    PRI Automation, Inc.*...........    22,750        799,094
    Scopus Technology, Inc..........    18,125        457,656
    7th Level, Inc..................    18,000        252,000
    Symantec Corp...................    23,000        534,750
    Sync Research, Inc..............     8,650        391,413
    Triple P NV.....................    46,700        467,000
    Wonderware Corp.................    34,700        594,238
                                                  -----------
                                                   15,909,365
                                                  -----------
COMPUTERS -- 6.3%
    Alantec Corp.*..................    28,000      1,631,000
    Computervision Corp.............    55,000        845,625
    Gandalf Technologies, Inc.*.....    31,000        527,000
    Mylex Corp......................    40,250        769,781
    Printronix, Inc.*...............    21,850        305,900

                                       SHARES        VALUE
                                       -------    -----------
    Radisys Corp....................    46,900    $   551,075
    Stormedia, Inc.*................    27,800      1,014,700
                                                  -----------
                                                    5,645,081
                                                  -----------
CONSUMER GOODS & SERVICES -- 0.9%
    Quicksilver, Inc.*..............    25,000        854,688
                                                  -----------
ELECTRICAL EQUIPMENT -- 2.2%
    Microchip Technology, Inc.*.....    23,050        841,325
    Sanmina Holdings*...............    22,325      1,158,109
                                                  -----------
                                                    1,999,434
                                                  -----------
ELECTRICAL MACHINERY -- 0.5%
    Tegal Corp......................    40,525        415,381
                                                  -----------
ELECTRONICS -- 7.4%
    Altera Corp.*...................     7,000        348,250
    DSP Group, Inc.*................    54,700        629,050
    LAM Research Corp.*.............    10,000        457,500
    LSI Logic Corp.*................    15,000        491,250
    Maxim Integrated Products,
      Inc.*.........................    33,000      1,270,500
    Orbit Semiconductor, Inc.*......    43,175        420,956
    Speedfam International, Inc.....    65,250        734,063
    Tencor Instruments..............    19,075        464,953
    Teradyne, Inc.*.................    25,000        625,000
    Tylan General, Inc..............    69,000        845,250
    Vitesse Semiconductor, Inc......    31,000        395,250
                                                  -----------
                                                    6,682,022
                                                  -----------
ENTERTAINMENT -- 1.1%
    Anchor Gaming*..................    16,275        370,256
    Movie Gallery, Inc.*............    11,900        362,950
    WMS Industries, Inc.*...........    16,000        262,000
                                                  -----------
                                                      995,206
                                                  -----------
ENVIRONMENTAL CONTROL -- 0.8%
    United Waste Systems............    20,000        745,000
                                                  -----------
FINANCIAL SERVICES -- 2.1%
    Banco Latinoamericano de
      Exportaciones SA..............    24,000      1,116,000
    Credit Acceptance Corp..........    20,075        416,556
    Mercury Finance Co..............    30,000        397,500
                                                  -----------
                                                    1,930,056
                                                  -----------
FOOD PRODUCTS -- 0.3%
    General Nutrition
      Companies, Inc.*..............    10,000        230,000
                                                  -----------
FUNERAL SERVICES -- 0.6%
    Loewen Group, Inc...............    22,125        560,039
                                                  -----------
HEALTHCARE -- 0.8%
    Healthsource, Inc.*.............    20,000        720,000
                                                  -----------
HOME FURNISHINGS &
  HOUSEWARES -- 0.1%
    Catalina Lighting, Inc.*........    18,025         87,872
                                                  -----------
HOTELS & GAMING -- 1.5%
    Trump Hotels & Casino Resort*...    61,700      1,326,550
                                                  -----------

AMERICAN SKANDIA TRUST
FOUNDERS CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
INSURANCE -- 0.7%
    HCC Insurance Holdings, Inc.*...    18,000    $   666,000
                                                  -----------
INSURANCE-LIFE -- 1.0%
    Reliastar Financial Corp........    20,000        887,500
                                                  -----------
LEISURE TIME -- 0.2%
    Golf Enterprises, Inc...........    30,000        217,500
                                                  -----------
MANUFACTURING -- 4.1%
    Asyst Technologies, Inc.*.......    45,900      1,617,975
    Authentic Fitness Corp..........    40,000        830,000
    Plantronics, Inc.*..............    14,000        505,750
    Wolverine World Wide, Inc.......    22,500        708,750
                                                  -----------
                                                    3,662,475
                                                  -----------
MEDICAL & MEDICAL SERVICES -- 4.6%
    Gulf South Medical Supply*......    30,000        907,500
    Horizon Healthcare Corp.*.......    29,725        750,556
    Multicare Companies, Inc.*......    36,000        864,000
    Orthodontic Centers of America,
      Inc.*.........................    16,000        772,000
    Sola International, Inc.........    33,000        833,250
                                                  -----------
                                                    4,127,306
                                                  -----------
OIL & GAS -- 1.3%
    Seitel, Inc.*...................    32,300      1,142,613
                                                  -----------
OIL & GAS-EQUIPMENT &
  SERVICES -- 1.0%
    Falcon Drilling Co., Inc.*......    60,000        900,000
                                                  -----------
PHARMACEUTICALS -- 1.9%
    Pharmaceutical Resources,
      Inc.*.........................    35,900        269,250
    Watson Pharmaceuticals, Inc.*...    30,000      1,470,000
                                                  -----------
                                                    1,739,250
                                                  -----------
PUBLISHING -- 0.2%
    Desktop Data, Inc.*.............     9,500        232,750
                                                  -----------
RESTAURANTS -- 0.6%
    Doubletree Corp.*...............    21,400        561,750
                                                  -----------
RETAIL -- 7.2%
    Creative Computers Corp.*.......    64,350      1,174,388
    Henry Schein, Inc...............    31,200        920,400
    Insight Enterprises, Inc........    43,000        537,500
    Maxim Group.....................    26,475        357,413
    Officemax, Inc.*................    21,840        488,670
    Proffitt's, Inc.*...............    26,975        708,094
    The Sports Authority, Inc.*.....    19,200        391,200
    Tiffany & Co. (New).............     9,000        454,500
    Trend-Lines, Inc. Cl-A*.........    55,000        550,000
    U.S. Office Products Co.*.......    41,500        944,125
                                                  -----------
                                                    6,526,290
                                                  -----------
TELECOMMUNICATIONS -- 3.9%
    Arch Communications
      Group, Inc....................    20,000        480,000
    Frontier Corp...................    32,000        960,000

                                       SHARES        VALUE
                                       -------    -----------
    Intermedia Communications of
      Florida, Inc.*................    32,000    $   560,000
    LCI International, Inc.*........    48,250        989,125
    Worldcom, Inc.*.................    15,000        528,750
                                                  -----------
                                                    3,517,875
                                                  -----------
TELECOMMUNICATIONS-EQUIPMENT -- 1.9%
    Inter-Tel, Inc. Cl-A............    55,125        847,547
    Periphonics Corp................    30,000        832,500
                                                  -----------
                                                    1,680,047
                                                  -----------
TEXTILES -- 3.1%
    Nautica Enterprises, Inc.*......    30,000      1,312,500
    Supreme International Corp......    42,000        672,000
    Warnaco Group, Inc. Cl-A........    31,000        775,000
                                                  -----------
                                                    2,759,500
                                                  -----------
TRANSPORTATION -- 2.0%
    Mark VII, Inc.*.................    30,000        474,375
    Western Pacific Airlines,
      Inc...........................    23,150        387,763
    Wisconsin Central Transport
      Corp.*........................    14,775        971,456
                                                  -----------
                                                    1,833,594
                                                  -----------
TRUCKING -- 0.3%
    Celadon Group, Inc.*............    28,000        252,000
                                                  -----------
TOTAL COMMON STOCK
  (COST $62,330,368)................               74,646,866
                                                  -----------
AMERICAN DEPOSITORY RECEIPTS -- 0.7%
DRUGS
    Teva Pharmaceutical
      Industries LTD.
        (COST $304,524).............    13,000        602,875
                                                  -----------
FOREIGN STOCKS -- 4.7%
BROADCASTING -- 0.9%
    Flextech PLC -- (UK)*...........   107,000        784,248
                                                  -----------
GLASS-PRODUCTS -- 0.9%
    Hoya Corp. -- (JPN).............    25,000        858,982
                                                  -----------
MANUFACTURING -- 0.7%
    Hunter Douglas -- (NETH)........    13,356        619,235
                                                  -----------
RESTAURANTS -- 0.7%
    J.D. Wetherspoon -- (UK)........    60,000        598,155
                                                  -----------
RETAIL-MERCHANDISING -- 0.8%
    Next PLC Ord. -- (UK)...........   100,000        708,097
                                                  -----------
TRANSPORTATION-EQUIPMENT -- 0.7%
    IHC Caland -- (NETH)............    20,000        673,023
                                                  -----------
TOTAL FOREIGN STOCKS
  (COST $3,501,612).................                4,241,740
                                                  -----------

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AMERICAN SKANDIA TRUST
FOUNDERS CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                           PAR
                              MATURITY    (000)        VALUE
                              --------    ------    -----------
COMMERCIAL PAPER -- 10.5%
    Allergan, Inc.
      5.82%................   01/02/96    $  440    $   439,929
    American General
      Finance Corp.
      5.63%................   01/02/96       955        954,851
    Ciesco, LP
      5.75%................   01/04/96     1,365      1,364,346
    Ford Motor Credit Co.
      5.77%................   01/11/96       985        983,421
    General Electric
      Capital Corp.
      5.80%................   01/03/96       935        934,699
    Pacific Bell
      5.80%................   01/08/96     1,000        998,867
    PHH Corp.
      5.85%................   01/10/96     1,540      1,537,748

                                           PAR
                              MATURITY    (000)        VALUE
                              --------    ------    -----------
    Raytheon Co.
      5.65%................   01/05/96    $1,115    $ 1,114,300
    Texaco, Inc.
      5.80%................   01/09/96     1,200      1,198,453
                                                    -----------
TOTAL COMMERCIAL PAPER
  (COST $9,526,614)........                           9,526,614
                                                    -----------
TOTAL INVESTMENTS
  (COST $75,663,118 **) -- 98.4%......               89,018,095
OTHER ASSETS LESS
  LIABILITIES -- 1.6%.................                1,441,611
                                                    -----------
NET ASSETS -- 100.0%..................              $90,459,706
                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation..........................    $17,000,989
    Gross depreciation..........................     (3,646,012)
                                                    -----------
    Net appreciation............................    $13,354,977
                                                    ===========
COUNTRY ABBREVIATIONS
----------------------------------------------------------
JPN - Japan
NETH - Netherlands
UK - United Kingdom

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Also cost for Federal income tax purposes.

See Notes to Financial Statements.

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T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
FOREIGN STOCKS -- 84.9%
ARGENTINA -- 0.1%
    Compania Naviera Perez Compac
      S.A.C.F.I.M.F.A...............    35,014    $    185,574
    Sociedad Comercial del Plata*...    14,380          38,107
    Telecom Argentina Stet-Fran Tel
      SA Cl-B.......................    10,450          49,324
                                                   -----------
                                                       273,005
                                                   -----------
AUSTRALIA -- 1.7%
    Amcor LTD. .....................    21,000         148,426
    Australian Gas Light Co. .......   104,321         391,951
    Broken Hill Proprietary Co.
      LTD. .........................    32,747         462,907
    Burns Philip & Co. LTD. ........    78,783         176,428
    Coca-Cola Amatil LTD. ..........    22,251         177,631
    Fletcher Challenge Forest
      Division LTD. ................     1,702           2,406
    Lend Lease Corp. ...............    19,486         282,700
    News Corp. .....................    45,228         241,602
    Publishing & Broadcasting.......    49,300         172,024
    Sydney Harbour Casino
      Holdings*.....................    88,000         111,301
    Tab Corp. ......................    71,000         200,729
    TNT LTD., Convertible
      PFD. Cl-A.....................   150,000         213,154
    Westpac Banking Corp. ..........    71,000         314,828
    WMC LTD. .......................    34,377         220,979
    Woodside Petroleum LTD. ........    52,000         266,171
                                                   -----------
                                                     3,383,237
                                                   -----------
AUSTRIA -- 0.2%
    Creditanstalt-Bankverein
      PFD. .........................     1,600          82,222
    Energie Versorgung Nieder.......       520          71,448
    Flughafen Wien AG...............     1,581         105,086
    Oesterreichsche Elektrizitats...     1,800         108,214
                                                   -----------
                                                       366,970
                                                   -----------
BELGIUM -- 1.0%
    Generale de Banque SA...........     1,330         470,647
    Kredietbank NV..................     3,370         920,859
    Societe Generale de Belgique....       220          18,184
    U.C.B. NPV......................       474         630,310
                                                   -----------
                                                     2,040,000
                                                   -----------
BRAZIL -- 0.3%
    Brazil Fund, Inc.***............    29,290         618,751
                                                   -----------
CANADA -- 0.3%
    Alcan Aluminum LTD. ............    13,510         418,724
    Macmillan Bloedel LTD. .........     8,290         102,471
    Royal Bank of Canada............     5,140         119,069
                                                   -----------
                                                       640,264
                                                   -----------
CHILE -- 0.5%
    Five Arrows Chile Investment
      Trust***......................   118,730         351,440
    Genesis Chile Fund***...........     9,350         378,675
    The Chile Fund***...............     9,294         241,644
                                                   -----------
                                                       971,759
                                                   -----------

                                      SHARES         VALUE
                                     ---------    ------------
DENMARK -- 0.2%
    Den Danske Bank AB..............     3,630    $    250,354
    Teledanmark Cl-B................     1,180          64,383
    Unidanmark......................     3,310         163,912
                                                   -----------
                                                       478,649
                                                   -----------
FINLAND -- 0.1%
    Nokia Series PFD. Cl-A..........     7,004         275,446
                                                   -----------
FRANCE -- 7.0%
    Accor...........................     4,480         579,953
    Assurances Generales de
      France........................     6,123         205,038
    Carrefour Supermarch SA.........     2,035       1,234,504
    Castorama Duois Investisse......     1,996         326,859
    Charguers SA....................     2,344         466,646
    Cie des Gaz Petrole.............     2,392         189,992
    Cie des Gaz Petrole
      (Warrants)*...................       217           1,850
    Credit Local Ord. ..............     1,928         154,319
    Ecco Ste Ord. ..................     3,904         590,682
    Generale des Eaux...............    17,980       1,794,879
    GTM Entrepose SA................     2,500         175,345
    Guilbert SA.....................     1,480         173,762
    Hermes International............       152          28,553
    L'Oreal.........................       870         232,888
    LaFarge-Coppee SA...............     6,641         427,817
    Lapeyre.........................     5,525         275,263
    Legrand.........................     2,600         401,348
    Louis Vuitton Moet Hennessy.....     4,430         922,634
    Pinault Printemps Redoute.......     3,763         750,679
    Poliet-Ex Lambert Freres........     4,950         402,064
    Rexel...........................     1,175         198,412
    Sanofi SA.......................     2,527         161,965
    Societe Generale................     1,470         181,593
    Societe Nationale Elf
      Aquitaine.....................     7,780         573,154
    Sodexho SA......................     1,150         338,132
    St. Gobain*.....................     8,260         914,124
    Television Francais.............    10,240       1,097,703
    Total Cl-B......................     8,910         601,277
    Valeo...........................     7,504         347,505
                                                   -----------
                                                    13,748,940
                                                   -----------
GERMANY -- 4.1%
    Allianz Holdings Reg'd. ........       581       1,140,773
    Altana AG.......................       362         210,759
    Ava Allgemeine Handels
      Der Verbrau...................       130          43,962

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T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
GERMANY (CONT'D)
    Bayer AG........................     2,878    $    764,149
    Bilfinger & Berger Bau AG.......       630         239,402
    Buderus AG......................       407         158,918
    Deutsche Bank AG................    10,210         484,801
    Fielmann AG PFD. ...............     1,348          69,740
    Gehe AG*........................     1,664         852,768
    Gehe AG (New)*..................       406         202,547
    Hoechst AG......................       742         201,771
    Hornbach Baumarkt AG............     1,300          55,927
    Hornbach Holding AG PFD. .......     3,350         284,500
    Krones AG PFD. .................       456         184,409
    Mannesmann AG...................     1,748         556,381
    Praktiker Bau Und Heimwerker
      Market*.......................     3,779         108,559
    Rhoen-Klinicum AG...............     5,760         572,305
    Schering AG.....................     6,473         430,119
    Siemens AG......................       326         179,116
    Veba AG.........................    18,060         773,173
    Veba AG (Warrants)*.............     1,220         194,373
    Volkswagen AG...................     1,095         367,240
    Volkswagen International Finance
      (Warrants)*...................       370          31,216
                                                   -----------
                                                     8,106,908
                                                   -----------
HONG KONG -- 4.0%
    Dao Heng Bank Group.............   117,000         420,646
    First Pacific Co. ..............   638,845         710,525
    Guangdong Investment LTD. ......   589,000         354,204
    Guangzhou Investment Co.
      LTD. ......................... 1,828,000         349,884
    Guoco Group LTD. ...............   150,000         723,579
    Hong Kong Land Holdings.........   595,831       1,102,287
    Hutchison Whampoa LTD. .........   260,000       1,583,726
    Maanshan Iron and Steel.........   710,000          99,167
    Shanghai Petrochemical Co.
      LTD. ......................... 1,060,000         305,015
    Swire Pacific LTD. Cl-A.........    92,000         713,879
    Wharf Holdings..................   383,000       1,275,445
    Yizheng Chemical Fibre Co. .....   822,000         184,972
                                                   -----------
                                                     7,823,329
                                                   -----------
ITALY -- 1.8%
    Assicurazioni Generali..........    30,756         744,456
    Banca Fideuram SPA..............   126,770         146,442
    Danieli & Co. ..................    14,954          40,480
    Danieli & Co. (Warrants)*.......       875             457
    Ente Nazionale
      Idrocarburi (ENI)*............    49,000         171,199
    Instituto Mobiliare Italiano....    13,000          81,838
    Instituto National
      Assicurazioni.................    57,480          76,170
    Italgas Ord. ...................    61,936         188,323
    Mondadori (Arnoldo)
      Editore SPA...................    13,399         116,066
    Ras Ord. .......................     2,410          27,377
    Rinascente......................    22,800         137,934

                                      SHARES         VALUE
                                     ---------    ------------
    Sasib di Risp...................    47,260    $    115,435
    Sasib SPA.......................    13,598          59,922
    SME (Meridionale di
      Finanziara)...................    36,752          75,077
    Stet di Risp....................    73,220         149,344
    Stet Ord. ......................   156,480         442,301
    Stet (Warrants)*................     1,000          14,920
    Telecom Italia Mobile*..........   199,773         351,505
    Telecom Italia SPA..............   268,453         417,425
    Telecom Italia SPA di Risp......   100,718         123,131
    Union Cem March Emil SPA*.......     8,642          46,515
                                                   -----------
                                                     3,526,317
                                                   -----------
JAPAN -- 21.8%
    Advantest Co. LTD. .............     4,000         205,188
    Alps Electric Co. LTD. .........    31,000         357,046
    Amada Co. ......................    65,000         641,696
    Canon, Inc. ....................    72,000       1,303,136
    Citizen Watch Co. ..............    34,000         259,969
    Dai Ichi Seiyaku................    59,000         839,431
    Dai Nippon Screen
      Manufacturing.................    57,000         499,826
    Daifuku Co. LTD. ...............    14,000         197,832
    Daiwa House Industry Co. .......    69,000       1,135,308
    DDI Corp. ......................        45         348,432
    East Japan Railway Co. .........       185         898,858
    Fanuc Co. ......................    16,000         692,218
    Hitachi LTD. ...................   100,000       1,006,581
    Hitachi Zosen Corp. ............    96,000         497,096
    Honda Motor Co. LTD. ...........    23,000         474,158
    Inax............................    32,000         303,523
    Ishihara Sangyo Kaisha LTD.*....    36,000         116,725
    Ito-Yokado Co. LTD. ............    21,000       1,292,683
    Kokuyo Co. LTD. ................    28,000         650,407
    Komatsu LTD. ...................    77,000         633,469
    Komori Corp. ...................    22,000         553,620
    Kumagai Gumi Co. ...............    60,000         240,999
    Kuraray Co. LTD. ...............    59,000         645,277
    Kyocera.........................    22,000       1,633,178
    Makita Electric Corp. ..........    43,000         686,702
    Matsushita Electric Industrial
      Co. ..........................    65,000       1,056,911
    Mauri Co. ......................    49,000       1,019,648
    Mitsubishi Corp. ...............    42,000         516,260
    Mitsubishi Heavy Industry.......   183,000       1,457,695
    Mitsubishi Paper Mills LTD. ....    44,000         264,460
    Mitsui Fudosan..................    95,000       1,167,731
    Mitsui Petrochemical
      Industries....................    29,000         237,176
    Murata Manufacturing Co. .......    18,000         662,021
    National House Industrial
      Co. ..........................    18,000         329,268
    NEC Corp. ......................   104,000       1,268,293
    Nippon Hodo.....................    17,000         287,940
    Nippon Steel Corp. .............   350,000       1,199,187
    Nippon Telegraph & Telephone
      Corp. ........................        84         678,862

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T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
JAPAN (CONT'D)
    Nippondenso Co. LTD. ...........    71,000    $  1,326,268
    Nomura Securities Co. LTD. .....    67,000       1,459,059
    Pioneer Electronic Corp. .......    33,000         603,659
    Sangetsu Co. ...................    11,000         276,810
    Sankyo Pharmaceuticals..........    41,000         920,635
    Sega Enterprises................     6,700         369,628
    Sekisui Chemical Co. LTD. ......    74,000       1,088,657
    Sekisui House...................    53,000         677,120
    Seven Eleven Japan Co. LTD. ....     7,000         493,225
    Sharp Corp. ....................    70,000       1,117,886
    Shin-Etsu Chemical Co. .........    23,000         476,384
    Sony Corp. .....................    18,400       1,102,362
    Sumitomo Corp. .................   108,000       1,097,561
    Sumitomo Electric Industries....   102,000       1,224,158
    Sumitomo Forestry Co. LTD. .....    38,000         581,107
    TDK Corp. ......................    17,000         867,112
    Teijin LTD. ....................   105,000         536,585
    Tokio Marine & Fire
      Insurance Co. ................    31,000         405,052
    Tokyo Electron LTD. ............    12,000         464,576
    Tokyo Steel Manufacturing.......    30,000         551,684
    Toppan Printing Co. LTD. .......    22,000         289,586
    Yurtec Corp. ...................    21,750         381,025
                                                   -----------
                                                    42,568,949
                                                   -----------
KOREA -- 1.3%
    Choung Bank Co. ................    20,000         255,588
    Hanil Bank......................    11,000         126,533
    Hanil Securities Co. ...........    10,060         120,036
    Kookmin Bank*...................    10,739         209,356
    Korea Electric Power Corp. .....    12,600         554,256
    Pohang Iron & Steel Co. ........     6,030         436,631
    Samsung Co. LTD. (New)*.........        60          10,906
    Samsung Electronics Co.*........     1,940         355,155
    Samsung Electronics Co.
      (New)*........................       205          37,263
    Seoul Bank......................    16,000         139,808
    Yukong..........................     5,471         190,370
    Yukong LTD. (1st New)*..........       284           9,845
                                                   -----------
                                                     2,445,747
                                                   -----------
MALAYSIA -- 2.8%
    Affin Holdings Berhad...........   463,000         893,400
    Affin Holdings (Warrants)*......    72,600          47,744
    Berjaya Sports Toto.............   158,000         367,095
    Commerce Asset Holdings Berhad
      (Warrants)*...................    74,000         190,872
    MBF Capital Berhad..............   251,000         254,025
    Multi-Purpose Holdings BHD......   383,000         561,062
    Renong Berhad...................   329,000         487,139

                                      SHARES         VALUE
                                     ---------    ------------
    Technology Resources
      Industry*.....................   408,000    $  1,205,009
    United Engineers................   231,000       1,473,655
                                                   -----------
                                                     5,480,001
                                                   -----------
MEXICO -- 0.6%
    Cemex SA Cl-B...................    39,999         143,633
    Fomento Ecenomico Mexicano SA...    58,849         136,041
    Gruma SA de CV BCP*.............    22,333          63,809
    Grupo Embotellador de Mexico
      Cl-B NPV*.....................    10,080           4,385
    Grupo Embotellador de Mexico SA
      de CV Cl-B/D/L*...............   148,677         249,082
    Grupo Financiero Banamex Cl-B...    90,270         150,528
    Grupo Financiero Banamex Cl-L...       736           1,082
    Grupo Financiero
      Bancomer Cl-L*................     1,725             444
    Grupo Industrial Maseca SA de CV
      Cl-B..........................   156,955          95,804
    Grupo Modelo Cl-C...............    12,116          56,489
    Grupo Sidek SA de CV*...........    36,774          15,760
    Kimberly-Clark de Mexico SA.....    12,254         185,242
                                                   -----------
                                                     1,102,299
                                                   -----------
NETHERLANDS -- 8.9%
    ABN AMRO Holdings NV............    11,880         541,178
    Ahold NV........................     9,340         381,236
    AKZO Nobel NV...................     1,902         219,986
    CSM NV..........................    19,284         841,204
    Elsevier NV.....................   246,049       3,281,267
    Fortis Amev NV..................     7,927         531,035
    Hagemeyer NV....................     4,242         221,524
    ING Groep NV....................    18,540       1,238,542
    Koninklijke Nederland...........    13,138         477,314
    Nutricia Verenigde Bedrijven....     3,480         281,488
    Polygram NV.....................    19,217       1,020,308
    Royal Dutch Petroleum Co. ......    20,836       2,911,093
    Unilever PLC....................     7,150       1,004,752
    Wolters Kluwer..................    47,754       4,517,391
                                                   -----------
                                                    17,468,318
                                                   -----------
NEW ZEALAND -- 0.6%
    Air New Zealand LTD. ...........    57,000         193,638
    Carter Holt Harvey LTD. ........    78,000         168,159
    Fernz Corp. ....................    43,100         113,755
    Fletcher Challenge LTD. ........    49,000         113,001
    Fletcher Challenge
      Forest Division...............   121,952         173,683
    Telecom Corp. of New Zealand
      LTD. .........................    78,000         336,319
                                                   -----------
                                                     1,098,555
                                                   -----------

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T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
NORWAY -- 1.4%
    Bergesen Cl-A Ord. .............     5,170    $    102,942
    Kvaerner AS.....................     6,050         214,159
    Norsk Hydro AS..................    30,390       1,277,456
    Orkla Cl-A......................    19,470         969,192
    Saga Petroleum..................     8,260         103,119
                                                   -----------
                                                     2,666,868
                                                   -----------
PERU -- 0.0%
    Telefonica de Peru..............    26,690          56,563
                                                   -----------
PORTUGAL -- 0.3%
    Jeronimo Martins................    11,070         614,589
                                                   -----------
SINGAPORE -- 2.5%
    DBS Land........................   101,000         341,380
    Development Bank Singapore
      (Foreign).....................    30,000         373,356
    Far East-Levingston Shipbuilding
      LTD. .........................    30,000         141,069
    Jurong Shipyard.................    33,000         254,349
    Keppel Corp. ...................    20,000         178,193
    Neptune Orient Lines............    76,000          85,448
    Overseas Union Bank
      LTD. (Foreign)................    81,000         558,443
    Overseas Union Enterprises......    50,000         252,793
    Sembawang Shipyard..............    47,000         260,890
    Singapore International
      Airlines......................    28,000         261,349
    Singapore Land..................   106,000         685,829
    Singapore Press Holdings
      (Foreign).....................    21,000         371,235
    Total Access Communications*....    12,000          78,000
    United Industrial Corp. ........   174,000         171,022
    United Overseas Bank LTD. ......    74,400         715,486
    United Overseas Bank LTD.
      (Warrants)*...................    27,092         109,196
                                                   -----------
                                                     4,838,038
                                                   -----------
SPAIN -- 2.2%
    Banco de Santander SA...........    11,626         585,870
    Banco Popular Espanol...........     1,600         296,169
    Centros Comerciales Pryca
      Ord. .........................    20,089         423,058
    Empresa Nacional de
      Electridad....................    18,678       1,061,794
    Fomentos de Construcciones
      y Contra......................     2,730         210,087
    Gas Natural SDG.................     3,088         482,939
    Iberdrola SA....................    46,483         426,944
    Repsol SA.......................    17,044         560,612
    Sevillana de Electricidad.......    28,475         221,957
                                                   -----------
                                                     4,269,430
                                                   -----------
SWEDEN -- 2.0%
    AGA AB Cl-B.....................     2,500          31,432
    ASEA AB Cl-A....................     3,790         367,906
    Astra AB Cl-B...................    40,300       1,595,139

                                      SHARES         VALUE
                                     ---------    ------------
    Atlas Copco AB Cl-B.............    21,740    $    327,188
    Electrolux Co. .................    13,060         535,608
    Esselte.........................     5,800          86,854
    Hennes & Mauritz AB Cl-B........     4,870         271,187
    Sandvik AB Cl-A.................     3,610          63,295
    Sandvik AB Cl-B.................    22,210         389,415
    Scribona Cl-B...................     5,500          58,770
    Stora Kopparbergs Cl-B..........    16,600         198,615
                                                   -----------
                                                     3,925,409
                                                   -----------
SWITZERLAND -- 3.9%
    BBC Brown Boveri AG-Bearer......     1,079       1,253,672
    Ciba Geigy AG...................       570         501,647
    CS Holdings.....................     3,860         395,773
    Nestle SA.......................     1,478       1,635,245
    Roche Holding AG-Genussshein....       215       1,701,097
    Sandoz AG.......................       997         912,886
    Swiss Bank Corp. ...............     1,560         637,094
    Union Bank of Switzerland.......       530         574,439
                                                   -----------
                                                     7,611,853
                                                   -----------
THAILAND -- 0.9%
    Advanced Information Services
      (Foreign).....................    10,400         182,485
    Advanced Information Services
      (Local).......................     8,000         141,644
    Bangkok Bank PLC................    32,500         394,800
    Bank of Ayudhya LTD. ...........    31,600         176,880
    Land and House Public Co. ......     4,400          72,314
    Siam Cement Co. LTD. ...........     3,000         166,256
    Siam Commercial Bank............    22,900         301,818
    Thai Farmer Bank (Foreign)......    24,200         244,017
                                                   -----------
                                                     1,680,214
                                                   -----------
UNITED KINGDOM -- 14.4%
    Abbey National PLC..............   138,000       1,362,899
    Argos PLC.......................    85,160         788,151
    Argyll Group PLC................   121,660         642,324
    Asda Group PLC..................   377,450         647,663
    British Airports Authorities
      PLC...........................    20,440         153,940
    British Gas PLC.................    86,210         340,031
    British Petroleum Co. PLC.......    53,840         450,631
    Cable & Wireless PLC............   138,000         985,745
    Cadbury Schweppes PLC...........   117,456         970,319
    Caradon PLC.....................   181,700         551,606
    Coats Viyella PLC...............    74,270         201,827
    Compass Group PLC...............    56,000         425,665
    East Midlands Electricity PLC...    54,385         563,291
    Electrocomponents PLC...........    35,000         195,658
    GKN PLC.........................    13,000         157,256
    Glaxo Wellcome PLC..............    85,000       1,207,724
    Grand Metropolitan Ord. PLC.....   155,300       1,118,966
    Guinness Ord. ..................   124,640         917,410

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T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                     ---------    ------------
UNITED KINGDOM (CONT'D)
    Heywood Williams Group Ord. ....    32,010    $    122,278
    Hillsdown Holdings PLC..........    55,160         144,757
    Kingfisher PLC..................   127,950       1,076,880
    Ladbroke Group PLC..............   103,000         234,316
    Laing (John) PLC Cl-A NV........    70,000         301,096
    London Electricity Ord. PLC.....    64,770         577,316
    National Grid PLC*..............    94,011         291,239
    National Westminster Ord. PLC...   228,670       2,304,525
    Rank Organisation PLC Reg'd. ...   113,120         818,565
    Reed International PLC..........   137,370       2,094,744
    Rolls-Royce PLC.................    60,140         176,503
    RTZ Corp. Ord. PLC Reg'd. ......    60,600         880,798
    Sears Holdings PLC..............    44,490          71,849
    Shell Transport & Trading Co.
      Ord. PLC......................   116,000       1,534,706
    Smith David Holdings PLC........    97,900         431,746
    Smithkline Beecham (Units)......   220,220       2,400,609
    Spring Ram Corp. PLC............    12,000           5,031
    T & N Corp. PLC.................   133,680         336,286
    Tesco PLC.......................   102,000         470,418
    Tomkins Ord. PLC................   283,220       1,240,225
    United News and Media PLC.......   105,470         908,975
                                                  ------------
                                                    28,103,968
                                                  ------------
TOTAL FOREIGN STOCKS
  (COST $153,238,339)...............               166,184,376
                                                  ------------
AMERICAN DEPOSITORY RECEIPTS -- 2.8%
    A.F.P. Provida SA...............     1,152          31,824
    Banco de Galicia
      Buenos Aires SA...............     6,207         128,019
    Buenos Aires Embotelladora......     1,535          31,659
    Cemex SA*.......................    50,068         338,741
    Cervecerias Unidas (CCU)........     3,628          84,351
    Cesp-Cia Energetica
      de Sao Paolo*.................     5,020          43,835
    Chilectra Metropolitana SA......     3,196         154,450
    Chilgener SA....................     4,371         109,275
    Cifra SA de CV NPV*.............   432,174         454,215
    Companhia Energetica de Minas
      Geras.........................     6,068         134,230
    Compania de Telefonos
      de Chile SA...................     2,020         167,408
    Electrobras-Centrais Eletr
      Bras..........................    16,358         221,324
    Empresa National
      de Electridad SA..............    14,096         320,684

                                      SHARES         VALUE
                                     ---------    ------------
    Enersis SA......................     5,314    $    151,449
    Enron Global Power & Pipeline...     1,356          33,731
    Huaneng Power
      International, Inc.*..........    35,000         503,125
    Panamerica Beverages, Inc. .....     7,120         227,840
    Repsol SA.......................       110           3,616
    Sociedad Comercial del Plata*...     1,640          43,468
    Telebras........................    23,784       1,126,767
    Telecome Argentina Cl-B.........       941          44,815
    Telecomunicacoes Brasileiras
      SA............................       217          10,449
    Telefonica de Argentina.........    14,780         402,755
    Telekomunikasi Indonesia*.......    16,000         404,000
    Uniao Siderurgicas de Minas
      Gerais SA.....................    23,370         189,951
                                                  ------------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $6,564,517).................                 5,361,981
                                                  ------------
AMERICAN DEPOSITORY SECURITIES -- 0.6%
    Banco Frances del Rio de la
      Plata.........................     2,643          71,031
    Sociedad Anoni..................    13,600         294,100
    Telefonos de Mexico SA..........    22,584         719,865
    Transportadora de Gas del Sur...     2,632          33,887
    Usinas Siderurgicas de Minas
      Gerais SA.....................    11,100          90,221
                                                  ------------
TOTAL AMERICAN DEPOSITORY SECURITIES
  (COST $1,196,437).................                 1,209,104
                                                  ------------
GLOBAL DEPOSITORY RECEIPTS -- 0.4%
    Grupo Televisia.................    12,639         284,378
    Samsung Electronics def
      del (New)*....................        92           8,878
    Samsung Electronics def del*....        62           5,983
    Samsung Electronics N/V*........     6,000         360,000
    Samsung Electronics Rfd.*.......       593          35,580
    Samsung Electronics
      Rfd. (New)*...................        11           1,062
                                                  ------------
TOTAL GLOBAL DEPOSITORY RECEIPTS
  (COST $837,943)...................                   695,881
                                                  ------------
GLOBAL DEPOSITORY SECURITIES -- 0.0%
    Grupo Financiero Bancomer C1-B
      (COST $62,422)................     2,330          13,980
                                                  ------------

AMERICAN SKANDIA TRUST
T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                      PRINCIPAL
                                       IN LOCAL
                                     CURRENCY****
                          MATURITY      (000)         VALUE
                          ---------  ------------  ------------
FOREIGN BONDS -- 0.0%
BELGIUM -- 0.0%
    Kredietbank NV
      5.75%.............. 11/30/03         900     $     32,749
                                                   ------------
ITALY -- 0.0%
    Danieli & Co.
      7.25%.............. 01/01/00       5,250            2,935
                                                   ------------
TOTAL FOREIGN BONDS
  (COST $29,798)...................                      35,684
                                                   ------------
TOTAL INVESTMENTS
  (COST $161,929,456**) -- 88.7%...                 173,501,006
OTHER ASSETS LESS
  LIABILITIES -- 11.3%.............                  22,166,287
                                                   ------------
NET ASSETS -- 100.0%...............                $195,667,293
                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation...........................   $19,515,366
    Gross depreciation...........................    (8,309,983)
                                                     ----------
    Net appreciation.............................   $11,205,383
                                                    ===========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

   * Non-income producing securities.
  ** Cost for Federal income tax purposes was $162,295,623.
 *** Closed-end funds.
**** Currency of countries indicated.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST
AST SCUDDER INTERNATIONAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                       CURRENCY**
                            MATURITY     (000)         VALUE
                            ---------  ----------   -----------
FOREIGN BONDS -- 87.6%
ARGENTINA -- 0.6%
    Republic of Argentina
      FRB Cl-L
      6.81%...............   03/31/05         375   $   265,547
                                                   ------------
AUSTRALIA -- 7.4%
    Australian Government
      10.00%..............   10/15/07       1,100       920,936
    New South Wales
      Treasury Corp.
      6.50%...............   05/01/06       2,100     1,354,391
    Queensland Treasury
      Corp.
      8.00%...............   08/14/01       1,485     1,106,408
                                                   ------------
                                                      3,381,735
                                                   ------------
BRAZIL -- 0.6%
    Brazil DCB
      7.31%...............   04/15/12         500       286,250
                                                   ------------
CANADA -- 2.2%
    Canadian Government
      8.50%...............   03/01/00         580       456,042
      8.75%...............   12/01/05         525       429,752
    Province of Ontario
      9.00%...............   09/15/04         140       113,886
                                                   ------------
                                                        999,680
                                                   ------------
DENMARK -- 4.3%
    Denmark Government
      9.00%...............   11/15/00       4,400       879,081
      8.00%...............   05/15/03       4,675       892,352
      7.00%...............   12/15/04       1,000       178,795
                                                   ------------
                                                      1,950,228
                                                   ------------
EUROPEAN CURRENCY UNIT -- 2.0%
    Council of Europe
      9.00%...............   11/14/01         625       890,100
                                                   ------------
FRANCE -- 6.9%
    Credit Local de France
      8.88%...............   06/10/02       2,200       505,921
    France O.A.T.
      5.50%...............   04/25/04       3,200       610,924
      7.25%...............   04/25/06       3,400       723,868
    Republic of Portugal
      7.70%...............   06/07/05       2,500       537,583
    Societe Nationale
      de Chemins XW
      7.75%...............   03/01/02       3,600       784,686
                                                   ------------
                                                      3,162,982
                                                   ------------
GERMANY -- 14.8%
    Bundesobligation
      7.00%...............   01/13/00       1,400     1,058,249
    Deutsche Finance BV
      6.00%...............   11/11/03         450       318,156
    General Electric
      Capital Corp.
      7.25%...............   02/03/00       1,580     1,165,556

                                       PRINCIPAL
                                        IN LOCAL
                                       CURRENCY**
                            MATURITY     (000)         VALUE
                            ---------  ----------   -----------
    German Government
      6.50%...............   07/15/03       1,200   $   870,674
    Inter-America
      Development Bank
      7.00%...............   06/08/05       1,100       806,132
    Republic of Austria
      8.00%...............   06/17/02       2,000     1,553,479
    Republic of Finland
      5.50%...............   02/09/01       1,400       983,963
                                                   ------------
                                                      6,756,209
                                                   ------------
ITALY -- 9.7%
    Eurofima
      11.13%..............   02/02/00   1,950,000     1,264,400
    European Bank
      Reconstruction &
      Development
      9.75%...............   07/28/00     800,000       496,695
    European Investment
      Bank
      10.15%..............   07/06/98   1,700,000     1,075,543
    Italian Government
      10.50%..............   04/15/98     150,000        95,071
      8.50%...............   01/01/99     865,000       524,391
      8.50%...............   01/01/04   1,720,000       963,785
                                                   ------------
                                                      4,419,885
                                                   ------------
JAPAN -- 12.5%
    Asian Development Bank
      3.13%...............   06/29/05      85,000       822,687
    Export-Import Bank of
      Japan
      4.38%...............   10/01/03     136,000     1,446,283
    Japan Development Bank
      6.50%...............   09/20/01     120,000     1,417,683
    Republic of Austria
      6.25%...............   10/16/03      65,000       777,741
    World Bank Notes
      5.25%...............   03/20/02     110,000     1,236,994
                                                   ------------
                                                      5,701,388
                                                   ------------
NETHERLANDS -- 3.3%
    Netherland Government
      7.75%...............   01/15/00         700       480,931
      6.50%...............   04/15/03       1,600     1,045,429
                                                   ------------
                                                      1,526,360
                                                   ------------

NEW ZEALAND -- 4.7%
    Electric Corp. of
      New Zealand
      10.00%..............   10/15/01         900       649,832
    New Zealand Government
      8.00%...............   11/15/06       2,155     1,490,454
                                                   ------------
                                                      2,140,286
                                                   ------------

AMERICAN SKANDIA TRUST
AST SCUDDER INTERNATIONAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                       CURRENCY**
                            MATURITY     (000)         VALUE
                            ---------  ----------   -----------
POLAND -- 1.9%
    Republic of Poland
      Discount FRN
      7.13%...............   10/27/24         150   $   113,250
    Republic of Poland PDI
      Variable Rate
      3.75%...............   10/27/14       1,150       744,625
                                                   ------------
                                                        857,875
                                                   ------------
SOUTH AFRICA -- 1.0%
    Republic of South
      Africa
      12.00%..............   02/28/05       1,790       435,582
                                                   ------------
SWEDEN -- 7.0%
    Kingdom of Sweden
      Bonds
      6.00%...............   02/09/05       4,400       559,726
    Swedish Government
      11.00%..............   01/21/99       4,000       647,242
      10.25%..............   05/05/00       1,700       274,400
      10.25%..............   05/05/03      10,500     1,732,512
                                                   ------------
                                                      3,213,880
                                                   ------------
UNITED KINGDOM -- 8.7%
    Abbey National
      Treasury
      6.00%...............   08/10/99         995     1,495,830
    Barclays Bank PLC
      6.50%...............   02/16/04         925     1,323,265
    European Investment
      Bank
      9.50%...............   12/09/09         150       265,300
    Government of United
      Kingdom
      9.50%...............   01/15/99         345       579,594
    International Bank
      Reconstructive &
      Development
      9.25%...............   07/20/07         100       171,486
    United Kingdom
      Treasury
      6.75%...............   11/26/04          90       133,816
                                                   ------------
                                                      3,969,291
                                                   ------------
TOTAL FOREIGN BONDS
  (COST $39,064,161)......                           39,957,278
                                                   ------------

                                          PAR
                                         (000)
                                       ----------
SOVEREIGN ISSUES -- 0.8%
Mexican States Cl-A
6.77%
(COST $358,228)...........   12/31/19    $    500       360,938
                                                   ------------

                                         SHARES
                                       ----------
FOREIGN STOCKS -- 0.0%
MEXICO
    Mexican Value Recovery
      Cl-A (Rights)*
        (COST $0).........                769,000             0
                                                   ------------

                                                       VALUE
                                                    -----------
                                         >
OPTIONS -- 0.0%
    Written Call Option on British
      Pounds, Strike Price GBP 1.54,
      Expire 01/04/96................               $   (14,418)
    Written Call Option on German
      Deutschemark, Strike Price DEM
      1.33, Expire 01/26/96..........                         0
    Written Call Option on Italian
      Lira, Strike Price ITL 1590.75,
      Expire 01/18/96................                    (1,087)
    Written Call Option on Swedish
      Krona, Strike Price SEK 6.64,
      Expire 01/09/96................                    (5,716)
    Written Call Option on Swedish
      Krona, Strike Price SEK 6.68,
      Expire 01/08/96................                      (452)
    Put Option on Australian Dollar,
      Strike Price AUD .72, Expire
      02/01/96.......................                     1,147
    Put Option on German
      Deutschemark, Strike Price DEM
      1.45, Expire 01/26/96..........                    11,163
    Put Option on French Francs,
      Strike Price FRF 5.00, Expire
      02/01/96.......................                     2,048
    Put Option on French Francs,
      Strike Price FRF 5.05, Expire
      03/01/96.......................                     4,480
    Put Option on French Francs,
      Strike Price FRF 5.22, Expire
      01/12/96.......................                       100
    Put Option on Japanese Yen,
      Strike Price JPY 103.80, Expire
      01/29/96.......................                    12,503
    Written Put Option on Japanese
      Yen, Strike Price JPY 107.00,
      Expire 01/29/96................                    (2,482)
    Put Option on New Zealand Dollar,
      Strike Price NZD .64, Expire
      02/01/96.......................                       769
                                                   ------------
TOTAL OPTIONS (COST $36,393).........                     8,055
                                                   ------------
TOTAL INVESTMENTS
  (COST $39,458,782*) -- 88.4%.......                40,326,271
OTHER ASSETS LESS
  LIABILITIES -- 11.6%...............                 5,275,704
                                                   ------------
NET ASSETS -- 100.0%.................               $45,601,975
                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation...........................    $1,164,210
    Gross depreciation...........................      (297,905)
                                                      ---------
    Net appreciation.............................     $ 866,305
                                                      =========

AMERICAN SKANDIA TRUST
AST SCUDDER INTERNATIONAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1995:

                                 PRINCIPAL
                                  AMOUNT                         UNREALIZED
                                  COVERED       EXPIRATION     APPRECIATION/
TYPE                            BY CONTRACT       MONTH        (DEPRECIATION)
----------------------------------------------------------
(Dollar Based)
Buy              AUD             1,541,039       01/96            $ 10,255
Sell             AUD             3,853,826       01/96              10,943
Buy              DEM               428,986       01/96                (391)
Buy              DEM               608,326       02/96                 143
Sell             DEM               428,986       01/96               5,877
Sell             DEM               608,326       02/96               1,678
Buy              ECU               247,601       02/96              (6,122)
Sell             ECU               247,601       02/96               4,215
Buy              FRF             5,340,866       01/96                (731)
Sell             FRF             5,340,866       01/96               4,807
Buy              JPN            142,153,246      02/96             (17,778)
Sell             JPN            87,630,868       02/96              12,252
Buy               UK               216,353       01/96                 103
Sell              UK               216,353       01/96               2,073
Buy              ZAR             1,647,162       01/96               4,552

                                                                 UNREALIZED
                                                EXPIRATION     APPRECIATION/
BUY                     SELL                      MONTH        (DEPRECIATION)
----------------------------------------------------------
DEM        1,555,476    ECU        856,152       01/96            $ (9,710)
DEM        1,621,588    UK         736,453       01/96             (11,879)
ECU          856,152    DEM      1,567,372       01/96               1,405
ECU          383,500    JPN     49,072,660       01/96              14,721
JPN      112,313,159    ECU        855,467       01/96              (5,020)
JPN       76,375,863    FRF      3,732,571       01/96             (21,697)
JPN      119,012,704    UK         749,674       01/96              (9,727)
UK           744,752    DEM      1,656,844       01/96                 156
                                                               -----------
                                                                  $ (9,875)
                                                               ===========

                         COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------

AUD - Australia/Australian     JPN - Japan/Japanese Yen
      Dollar                   UK - United Kingdom/British
DEM - Germany/German               Pound
      Deutschemark             ZAR - South Africa/South
ECU - European Currency Unit         African Rand
FRF - France/French Franc

--------------------------------------------------------------------------------

 * Cost for Federal income tax purposes was $39,459,966.
** Currency of countries indicated.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

BERGER CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      --------    -----------
COMMON STOCK -- 82.3%
AEROSPACE -- 1.5%
    Boeing Co. ....................      9,000    $   705,375
                                                  -----------
AUTOMOBILES -- 1.5%
    Chrysler Corp. ................     12,000        664,500
                                                  -----------
AUTOMOTIVE PARTS-EQUIPMENT -- 0.6%
    Lear Seating Corp.*............     10,000        290,000
                                                  -----------
BIOPHARMACEUTICALS -- 2.9%
    Amgen, Inc.*...................     14,000        831,250
    Curative Technology, Inc.*.....     35,000        498,750
                                                  -----------
                                                    1,330,000
                                                  -----------
BUSINESS SERVICES -- 0.8%
    Paging Network, Inc.*..........     15,000        365,625
                                                  -----------
COMMUNICATIONS -- 2.8%
    GTECH Holdings Group*..........     12,000        312,000
    Micro Warehouse, Inc.*.........     11,000        475,750
    Western Atlas, Inc.*...........     10,000        505,000
                                                  -----------
                                                    1,292,750
                                                  -----------
COMPUTER SERVICES &
  SOFTWARE -- 4.2%
    American Online, Inc. .........     10,000        375,000
    Bay Networks, Inc. ............     13,500        555,187
    First Data Corp. ..............      5,550        371,156
    Oracle Systems Corp.*..........     10,000        423,750
    Parametric Technology Corp.*...      3,000        199,500
                                                  -----------
                                                    1,924,593
                                                  -----------
COMPUTERS -- 2.4%
    Cisco Systems, Inc.*...........      7,500        559,688
    EMC Corp.*.....................     35,000        538,125
                                                  -----------
                                                    1,097,813
                                                  -----------
DRUGS -- 2.9%
    Merck & Co., Inc. .............     10,000        657,500
    Watson Pharmaceuticals,
      Inc.*........................     14,000        686,000
                                                  -----------
                                                    1,343,500
                                                  -----------
ELECTRICAL EQUIPMENT -- 0.7%
    Sanmina Holdings*..............      6,500        337,188
                                                  -----------
ELECTRONIC COMPONENTS -- 4.0%
    Elsag Bailey Process NV*.......     20,000        537,500
    Intel Corp. ...................      9,000        510,750
    Solectron Corp.*...............     18,000        794,250
                                                  -----------
                                                    1,842,500
                                                  -----------
ELECTRONICS -- 2.9%
    Dovatron International,
      Inc.*........................      8,000        270,000
    Input Output, Inc.*............     10,000        577,500
    Motorola, Inc. ................      3,000        171,000
    SCI Systems, Inc.*.............      9,000        279,000
                                                  -----------
                                                    1,297,500
                                                  -----------

                                       SHARES        VALUE
                                      --------    -----------
ENVIRONMENTAL INSTRUMENTS -- 1.4%
    Thermo Electron Corp.*.........     12,000    $   624,000
                                                  -----------
FINANCIAL -- 0.5%
    First USA, Inc. ...............      5,000        221,875
                                                  -----------
FINANCIAL SERVICES -- 1.8%
    H&R Block, Inc. ...............     13,000        526,500
    Waterhouse Investment
      Services, Inc. ..............     12,500        309,375
                                                  -----------
                                                      835,875
                                                  -----------
HEALTHCARE -- 7.7%
    Health Management Association,
      Inc. C1-A....................     22,500        587,812
    Healthsouth Rehabilitation
      Corp.*.......................     20,000        582,500
    Horizon Healthcare Corp.*......     25,000        631,250
    Oxford Health Plans, Inc. .....      7,500        554,063
    Total Renal Care Holdings*.....     18,000        531,000
    United Healthcare Corp.........     10,000        655,000
                                                  -----------
                                                    3,541,625
                                                  -----------
HOSPITAL-INFORMATION SYSTEM -- 1.3%
    HBO & Co. .....................      8,000        613,000
                                                  -----------
INSURANCE -- 3.6%
    Conseco, Inc. .................     10,000        626,250
    Tidewater, Inc. ...............     18,000        567,000
    USF&G Corp. ...................     28,000        472,500
                                                  -----------
                                                    1,665,750
                                                  -----------
MACHINERY-MINING -- 1.0%
    Case Corp. ....................     10,000        457,500
                                                  -----------
MANUFACTURING -- 2.4%
    Black & Decker Corp. ..........     15,000        528,750
    Eastman Kodak Co. .............      8,500        569,500
                                                  -----------
                                                    1,098,250
                                                  -----------
MEDIA -- 0.8%
    New World Communications, Inc.
      Cl-A*........................     22,000        385,000
                                                  -----------
MEDICAL & MEDICAL SERVICES -- 6.4%
    Apria Healthcare Group,
      Inc. ........................     20,000        565,000
    Columbia Healthcare Corp. .....     12,000        609,000
    Conmed Corp. ..................     21,000        525,000
    IDEXX Laboratories, Inc. ......     15,000        705,000
    Lincare Holdings, Inc.*........     22,000        550,000
                                                  -----------
                                                    2,954,000
                                                  -----------
MEDICAL PRODUCTS -- 4.0%
    Boston Scientific Corp.*.......      9,000        441,000
    Guidant........................     17,000        718,250
    Lunar Corp. ...................     24,000        660,000
                                                  -----------
                                                    1,819,250
                                                  -----------

AMERICAN SKANDIA TRUST

BERGER CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      --------    -----------
OFFICE EQUIPMENT -- 2.2%
    Officemax, Inc.*...............     14,000    $   313,250
    Staples, Inc.*.................     13,000        316,875
    Viking Office Products,
      Inc.*........................      8,000        372,000
                                                  -----------
                                                    1,002,125
                                                  -----------
OIL & GAS-EQUIPMENT & SERVICES -- 7.9%
    Baker Hughes, Inc. ............     25,000        609,375
    BJ Services Co.*...............     25,000        725,000
    Dresser Industries, Inc. ......     20,000        487,500
    Halliburton Co. ...............     12,000        607,500
    Schlumberger LTD. .............      8,000        554,000
    Sonat Offshore Drilling,
      Inc. ........................     15,000        671,250
                                                  -----------
                                                    3,654,625
                                                  -----------
PHARMACEUTICALS -- 3.1%
    Biochem Pharmaceutical,
      Inc.*........................     20,000        802,500
    Pfizer, Inc. ..................     10,000        630,000
                                                  -----------
                                                    1,432,500
                                                  -----------
PUBLISHING -- 0.7%
    Time Warner, Inc. .............      8,000        303,000
                                                  -----------
RECREATIONAL -- 0.5%
    Mirage Resorts, Inc.*..........      7,000        241,500
                                                  -----------
RETAIL -- 2.9%
    Federated Department Stores,
      Inc.*........................     15,000        412,500
    General Nutrition Companies,
      Inc.*........................     20,000        460,000
    Nine West Group, Inc. .........     12,000        450,000
                                                  -----------
                                                    1,322,500
                                                  -----------
RETAIL MAIL ORDER -- 1.5%
    CUC International, Inc. .......     20,000        682,500
                                                  -----------
TELECOMMUNICATIONS -- 3.3%
    ECI Telecom LTD. ..............     25,000        570,312
    Intelcom Group, Inc.*..........     20,000        247,500
    Worldcom, Inc.*................     20,000        705,000
                                                  -----------
                                                    1,522,812
                                                  -----------
TEXTILES -- 1.2%
    Tommy Hilfiger Corp.*..........     13,000        550,875
                                                  -----------
TRANSPORTATION -- 0.9%
    Western Pacific Airlines,
      Inc.*........................     25,000        418,750
                                                  -----------
TOTAL COMMON STOCK
  (COST $33,195,213)...............                37,838,656
                                                  -----------

                                       SHARES        VALUE
                                      --------    -----------
AMERICAN DEPOSITORY RECEIPTS -- 5.8%
ELECTRONICS -- 1.3%
    Nokia Corp. C1-A ..............     16,000    $   622,000
                                                  -----------
MANUFACTURING -- 1.3%
    Luxottica Group SPA............     10,000        585,000
                                                  -----------
OIL & GAS -- 0.6%
    Petroleum Geo Services*........     12,000        300,000
                                                  -----------
PHARMACEUTICALS -- 0.8%
    Elan Corp. PLC*................      7,500        364,687
                                                  -----------
PUBLISHING -- 0.6%
    News Corp. LTD. ...............     12,500        267,188
                                                  -----------
RETAIL -- 1.2%
    Fila Holding SPA...............     12,000        546,000
                                                  -----------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $2,432,529)................                 2,684,875
                                                  -----------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 4.2%
    Temporary Investment Cash
      Fund.........................    963,888        963,888
    Temporary Investment Fund......    963,887        963,887
                                                  -----------
      (COST $1,927,775)............                 1,927,775
                                                  -----------

                                         PAR
                          MATURITY      (000)
                          --------   -----------
U.S. TREASURY BILLS -- 8.2%
    5.28%
      (COST
        $3,779,491).....  01/11/96   $     3,785     3,779,491
                                                   -----------
TOTAL INVESTMENTS
  (COST
  $41,335,008**) -- 100.5%........                  46,230,797
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.5)%..........                    (252,037)
                                                   -----------
NET ASSETS -- 100.0%..............                 $45,978,760
                                                    ==========

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation..........................    $5,560,455
    Gross depreciation..........................      (664,666)
                                                     ---------
    Net appreciation............................    $4,895,789
                                                     =========

--------------------------------------------------------------------------------
 * Non-income producing securities.
** Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
FOREIGN STOCKS -- 85.3%
AUSTRALIA -- 1.1%
    Futuris Corp. LTD. ..............  170,000    $   166,952
    Skilled Engineering Pty LTD. ....   55,000        139,945
                                                      -------
                                                      306,897
                                                      -------
AUSTRIA -- 1.5%
    Bau Holding AG...................    2,200        118,730
    Bau Holding AG -- Vorzug.........    8,350        313,953
                                                      -------
                                                      432,683
                                                      -------
BELGIUM -- 1.6%
    D'ieteren Trading NV.............    5,550        468,152
                                                      -------
DENMARK -- 1.7%
    Danske Traelast..................    7,390        499,028
                                                      -------
FINLAND -- 2.9%
    Lassila & Tikanoja Oy............    6,800        254,922
    Nokian Renkaat Oy................   56,250        569,227
                                                      -------
                                                      824,149
                                                      -------
FRANCE -- 5.8%
    Christian Dalloz*................      120         24,992
    Montupet.........................    4,433        488,784
    Sylea............................    7,255        524,404
    Technip SA.......................    8,900        612,414
                                                      -------
                                                    1,650,594
                                                      -------
GERMANY -- 5.8%
    APCOA Parking AG*................    7,090        465,185
    Hornbach Baumarkt AG.............   13,000        559,266
    Jean Pascale AG..................    8,080        247,887
    Jean Pascale AG (Rights)*........    2,020         59,155
    Kiekert AG*......................    5,200        309,999
                                                      -------
                                                    1,641,492
                                                      -------
HONG KONG -- 2.3%
    Jardine International Motor
      Holdings.......................  144,000        163,882
    Manhattan Card Co. LTD. .........  399,500        170,497
    New Asia Realty & Trust Co.
      Cl-A...........................   84,000        160,778
    Yue Yuen Industrial Holding......  582,000        154,299
                                                      -------
                                                      649,456
                                                      -------
INDONESIA -- 1.2%
    PT Darya Varia Lab*..............   38,000         69,163
    PT Mulia Industrindo.............   67,000        187,128
    Sorini Corp. ....................   16,000         80,805
                                                      -------
                                                      337,096
                                                      -------
ITALY -- 0.7%
    Stayer SPA*......................  123,200        201,649
                                                      -------
JAPAN -- 21.9%
    Aiya Co. LTD. ...................   16,000        201,316
    Asahi Diamond Industry Co.,
      LTD. ..........................   16,000        224,545
    Asatsu, Inc. ....................    4,100        172,222
    Danto Corp. .....................   16,000        198,219

                                       SHARES        VALUE
                                       -------    -----------
    Danto Rfd. Corp. ................    1,800    $    22,300
    Enplas Corp. ....................    5,000         93,399
    Fujitsu Business Systems.........    7,000        184,282
    Glory LTD. ......................    6,000        220,674
    Higashi Nihon House..............   15,000        246,806
    Hitachi Medical Corp. ...........   14,000        200,542
    Hokushin.........................   17,000        202,381
    Horiba Instruments...............   15,000        194,541
    Ichiyoshi Securities.............   32,000        216,802
    Iino Kaiun*......................   31,000        176,423
    Kentucky Fried Chicken...........   14,000        230,352
    Mitsui Home Co. LTD. ............   14,000        223,577
    Nakayama Steel Works Ord. .......   50,000        274,874
    Namura Shipbuilding..............   39,000        215,157
    Nichicon.........................   13,000        191,250
    Nippon Seiki.....................   14,000        168,022
    Nittetsu Mining..................   20,000        199,381
    Rengo Co. LTD. ..................   39,000        260,453
    Sagami Chain Co. LTD. ...........   12,000        198,606
    Sanyo Special Steel Co. .........   66,000        286,179
    Sodick*..........................   21,000        197,154
    Sumitomo Sitix Corp. ............    6,000        109,175
    Tokai Senko K.K.*................    8,000         31,823
    Toyo Ink Manufacturing...........   50,000        246,806
    Tsubakimoto Precision Products...   15,000        207,607
    Tsudakoma........................   35,000        220,190
    Tsutsumi Jewelry Co. LTD. .......    4,000        200,155
    Xebio Co. LTD. ..................    6,000        211,963
                                                      -------
                                                    6,227,176
                                                      -------
MALAYSIA -- 0.6%
    Asas Dunia Berhad................   15,000         42,530
    Chemical Co. of Malaysia
      Berhad.........................   25,000         49,716
    Sistem Televisyen Malaysia.......   26,000         93,684
                                                      -------
                                                      185,930
                                                      -------
NETHERLANDS -- 1.7%
    Otra NV..........................   28,080        498,710
                                                      -------
NORWAY -- 3.5%
    Ekornes AS*......................   42,000        457,965
    Fokus Bank AS*...................  100,000        540,455
                                                      -------
                                                      998,420
                                                      -------
SINGAPORE -- 1.6%
    Bukit Sembawang Estates LTD. ....    7,500        164,404
    Comfort Group LTD. ..............  168,000        142,554
    Courts LTD. .....................   95,000        145,100
                                                      -------
                                                      452,058
                                                      -------
SWEDEN -- 9.5%
    BT Industries AB.................   45,000        494,394
    Cardo AB*........................   16,400        304,824

AMERICAN SKANDIA TRUST
SELIGMAN HENDERSON INTERNATIONAL SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       -------    -----------
SWEDEN (CONT'D)
    Finnveden AB-B*..................   29,000    $   296,787
    Forsheda Cl-B....................   24,185        382,185
    Iro AB...........................   44,600        503,424
    Kalmar Industries................   27,775        459,816
    Rottneros AB.....................  246,200        259,372
                                                      -------
                                                    2,700,802
                                                      -------
SWITZERLAND -- 3.3%
    Foto Laboratory SA...............    1,210        482,615
    Lem Holding......................      203         71,639
    Sig Schweiz Industries...........      366        371,300
                                                      -------
                                                      925,554
                                                      -------
THAILAND -- 0.6%
    Loxley Co. LTD. .................    9,000        167,924
                                                      -------
UNITED KINGDOM -- 18.0%
    Ashtead Group PLC................  108,000        290,133
    Capital Radio PLC................   45,000        372,449
    David Brown Group PLC............  102,657        314,038
    Domnick Hunter Group PLC.........   60,000        303,736
    Frost Group PLC..................   73,833        223,570
    Hamleys PLC......................   55,000        298,068
    Hodder Headline PLC..............   48,730        190,689
    IBC Group PLC....................   60,000        266,468
    ISA International PLC............  150,000        356,378
    Pet City Holdings PLC*...........   48,000        284,729
    Pizzaexpress PLC.................   96,100        323,825
    Polypipe PLC.....................  113,300        307,890
    Ruberoid PLC.....................  104,000        230,939
    Stoves PLC*......................   65,000        262,431
    Tilbury Douglas PLC..............   32,000        221,125

                                       SHARES        VALUE
                                       -------    -----------
    Trifast PLC......................   50,000    $   292,711
    Wace Group PLC...................   95,000        361,424
    Wellington Holdings PLC..........   55,000        211,808
                                                      -------
                                                    5,112,411
                                                      -------
TOTAL INVESTMENTS
  (COST $24,295,226**) -- 85.3%......              24,280,181
OTHER ASSETS LESS
  LIABILITIES -- 14.7%...............               4,175,022
                                                      -------
NET ASSETS -- 100.0%.................             $28,455,203
                                                      =======

NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation...............             $ 1,278,860
    Gross depreciation...............              (1,293,905)
                                                   ----------
    Net depreciation.................              $  (15,045)
                                                   ==========

Foreign currency exchange contracts outstanding at December 31, 1995:

                  PRINCIPAL
                   AMOUNT                         UNREALIZED
                   COVERED       EXPIRATION     APPRECIATION/
TYPE             BY CONTRACT       MONTH        (DEPRECIATION)
----------------------------------------------------------
Buy      FIM        410,018       01/96            $     88
Buy      HK         104,173       01/96                  (3)
Buy      THB      1,032,192       01/96                 (65)
Buy      UK          70,770       01/96                (214)
Sell     JPN     191,776,500      02/96              31,307
                                                   --------
                                                   $ 31,113
                                                   ========

                         COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
FIM - Finland/Finnish Markka
HK - Hong Kong/Hong Kong Dollar
JPN - Japan/Japanese Yen
THB - Thailand/Thai Baht
UK - United Kingdom/British Pound

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        -------    ----------
COMMON STOCK -- 63.9%
CHEMICALS -- 3.8%
    Dupont (E.I.) de Nemours & Co. ....   3,200    $  223,600
    Petrolite Corp. ...................   4,400       125,400
                                                   ----------
                                                      349,000
                                                   ----------
FOREST PRODUCTS -- 4.3%
    Georgia Pacific Corp. .............   2,900       199,012
    International Paper Co. ...........   5,300       200,737
                                                   ----------
                                                      399,749
                                                   ----------
MANUFACTURING -- 0.5%
    Oakley, Inc.*......................   1,300        44,200
                                                   ----------
METALS & MINING -- 13.3%
    Applied Extrusion Technologies,
      Inc. ............................   7,100        88,750
    Barrick Gold Corp..................   4,700       123,963
    Cambior, Inc. .....................  12,000       130,500
    Freeport McMoran Copper Co.,
      Inc. ............................   2,900        81,200
    Greenstone Resources LTD.*.........  20,200        57,444
    Newmont Mining Corp. ..............   4,600       208,150
    Pegasus Gold, Inc.*................   8,700       120,713
    Santa Fe Pacific Gold Corp. .......  13,600       164,900
    TVX Gold, Inc.*....................  36,100       257,213
                                                   ----------
                                                    1,232,833
                                                   ----------
OIL & GAS -- 26.4%
    Amerada Hess Corp. ................   3,400       180,200
    Atlantic Richfield Co. ............   3,700       409,775
    Cross Timbers Oil Co. .............   3,500        61,687
    HS Resources, Inc.*................   8,000       103,000
    Mobil Corp. .......................   2,900       324,800
    Noble Affiliates, Inc. ............   7,300       218,087
    Oryx Energy Co.*...................   6,400        85,600
    Sun, Inc. .........................   4,000       109,500
    Tejas Power Corp.*.................   9,000        82,125
    Ultramar Corp. ....................   4,000       103,000
    Union Texas Petroleum Holdings,
      Inc. ............................  15,100       292,563
    United Meridian Corp.*.............   9,600       166,800
    USX Marathon Group.................  13,300       259,350
    Wainoco Oil Corp.*.................  15,400        50,050
                                                   ----------
                                                    2,446,537
                                                   ----------
OIL & GAS-EQUIPMENT & SERVICES -- 8.8%
    Camco International, Inc. .........   4,500       126,000
    Cooper Cameron Corp.*..............   3,900       138,450
    Halliburton Co. ...................   2,500       126,562
    Nowsco Well Service................   7,300        93,987
    Oceaneering International, Inc.*...  10,300       132,613
    Schlumberger LTD. .................   2,800       193,900
    Weatherford Enterra, Inc. .........     253         7,305
                                                   ----------
                                                      818,817
                                                   ----------

                                        SHARES       VALUE
                                        -------    ----------
PACKAGING & PAPER PRODUCTS -- 2.3%
    Jefferson Smurfit Corp.*...........  22,700    $  215,650
                                                   ----------
PAPER & FOREST PRODUCTS -- 1.3%
    Kimberly-Clark Corp. ..............   1,400       115,850
    Schweitzer Manduit
      International, Inc.*.............     140         3,238
                                                   ----------
                                                      119,088
                                                   ----------
RAILROADS -- 1.7%
    Canadian National Railways*........  10,500       157,500
                                                   ----------
STEEL -- 1.5%
    Nucor Corp. .......................   2,400       137,100
                                                   ----------
TOTAL COMMON STOCK
  (COST $5,630,748)....................             5,920,474
                                                   ----------
AMERICAN DEPOSITORY RECEIPTS -- 11.3%
OIL & GAS -- 9.8%
    Repsol SA..........................  11,300       371,488
    Royal Dutch Petroleum Co. .........   3,800       536,275
                                                   ----------
                                                      907,763
                                                   ----------
OIL & GAS-EQUIPMENT & SERVICES -- 1.5%
    Coflexip...........................   7,400       139,675
                                                   ----------
TOTAL AMERICAN DEPOSITORY RECEIPTS
  (COST $957,901)......................             1,047,438
                                                   ----------
FOREIGN STOCKS -- 5.7%
METALS & MINING
    Anglo American Plantinum
      Corp. -- (ZAR)...................  14,500        82,533
    Bougainville Copper
      LTD. -- (AUD)*...................  50,000        22,320
    Dayton Mining Corp. -- (CAN)*......  17,900        74,572
    Golden Shamrock Mines
      LTD. -- (AUD)*................... 117,600        72,620
    Golden Shamrock Mines
      LTD. -- (CAN)*...................  15,700         9,775
    Greenstone Resources
      LTD. -- (CAN)*...................   8,000        23,029
    Loki Gold Corp.
      (Warrants) -- (CAN)*.............  61,000        94,503
    Lonrho PLC -- (UK).................  17,600        48,101
    Potgietersrust Platinums
      LTD. -- (ZAR)....................  16,900       101,989
                                                   ----------
TOTAL FOREIGN STOCKS
  (COST $525,578)......................               529,442
                                                   ----------

AMERICAN SKANDIA TRUST
T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        -------    ----------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 1.4%
    Temporary Investment Cash Fund.....  65,353    $   65,353
    Temporary Investment Fund..........  65,352        65,352
                                                   ----------
    (COST $130,705)....................               130,705
                                                   ----------

                                            PAR
                                MATURITY   (000)
                                --------   ------
COMMERCIAL PAPER -- 15.9%
    Dun & Bradstreet Corp.
      5.80%...................  01/02/96   $  227      226,963
    Federal Home Loan
      Mortgage Corp.
      5.50%...................  01/05/96    1,250    1,249,236
                                                    ----------
TOTAL COMMERCIAL PAPER
  (COST $1,476,199)...........                       1,476,199
                                                    ----------
TOTAL INVESTMENTS
  (COST $8,721,131**) -- 98.3%..........             9,104,258
OTHER ASSETS LESS LIABILITIES -- 1.7%...               157,335
                                                    ----------
NET ASSETS -- 100.0%....................            $9,261,593
                                                    ==========

NOTES TO SCHEDULE OF
  INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation...........................   $  526,841
    Gross depreciation...........................     (145,958)
                                                      --------
    Net appreciation.............................   $  380,883
                                                      ========

                         COUNTRY/CURRENCY ABBREVIATIONS
----------------------------------------------------------
AUD - Australia/Australian Dollar
CAN - Canada/Canadian Dollar
UK - United Kingdom/British Pound
ZAR - South Africa/South African Rand

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.
** Cost for Federal income tax purposes was $8,723,375.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

PIMCO LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                          PAR
                             MATURITY    (000)        VALUE
                             --------   -------    ------------
CORPORATE BONDS -- 1.6%
ELECTRIC POWER
  CMS Energy Corp.
    9.50%................... 10/01/97   $ 1,000    $  1,051,250
  Texas Utilities Co.
    6.38%................... 05/01/99     1,500       1,499,856
                                                    -----------
TOTAL CORPORATE BONDS
  (COST $2,499,976)..................                 2,551,106
                                                    -----------
COLLATERALIZED MORTGAGE SECURITIES -- 1.0%
  Merrill Lynch Mortgage
    Investors C1-B
    7.67% (COST
      $1,513,304)........... 06/15/21     1,491       1,543,139
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.0%
FEDERAL HOME LOAN BANK -- 0.4%
  5.70%..................... 01/02/96       700         699,889
                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 3.2%
  8.00%..................... 01/16/26     5,000       5,182,031
                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.3%
  5.37%..................... 03/12/96     1,000         989,064
  6.38%..................... 01/01/25       924         936,685
  5.88%..................... 05/01/25     2,028       2,069,013
  6.36%..................... 01/24/26    12,500      12,640,600
                                                    -----------
                                                     16,635,362
                                                    -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 7.1%
  7.25%..................... 07/20/17       404         413,865
  7.25%..................... 08/20/17       494         505,617
  7.25%..................... 09/20/17       418         429,091
  7.00%..................... 01/15/24        56          56,771
  7.00%..................... 02/15/24        62          62,589
  7.00%..................... 04/15/24       440         445,611
  7.38%..................... 05/20/24     4,402       4,495,266
  7.00%..................... 06/15/24        63          63,552
  7.25%..................... 07/20/24       540         553,013
  7.00%..................... 07/15/25       458         464,347
  7.00%..................... 08/15/25     1,930       1,954,280
  7.00%..................... 01/22/26     2,000       2,022,500
                                                    -----------
                                                     11,466,502
                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $33,729,071).................                33,983,784
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 12.4%
U.S. TREASURY BILLS -- 0.0%
  5.27%#.................... 02/08/96   $    10    $      9,942
  5.30%#.................... 02/08/96        60          59,653
  5.00%#.................... 02/15/96        15          14,901
  5.35%#.................... 02/15/96        10           9,934
                                                    -----------
                                                         94,430
                                                    -----------

                                          PAR
                             MATURITY    (000)        VALUE
                             --------   -------    ------------
U.S. TREASURY NOTES -- 12.4%
  4.38%..................... 08/15/96     5,000       4,974,300
  6.50%..................... 09/30/96    15,000      15,131,250
                                                    -----------
                                                     20,105,550
                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $20,168,250).................                20,199,980
                                                    -----------
COMMERCIAL PAPER -- 10.8%
  Abbott Laboratories
    5.62%................... 01/09/96     2,000       1,997,502
  BellSouth Telecomm, Inc.
    5.75%................... 01/09/96     1,000         998,722
  Canadian Wheat Board
    5.58%................... 03/01/96     1,000         990,305
    5.49%................... 03/05/96     1,300       1,286,644
  Commonwealth Bank of
    Australia
    5.54%................... 03/13/96     2,500       2,471,250
  Hewlett-Packard Co.
    5.53%................... 03/12/96     2,000       1,977,307
  General Electric Capital
    Corp.
    5.84%................... 01/26/96       300         298,783
    5.65%................... 01/31/96       900         895,762
  KFW International Finance
    Corp.
    5.53%................... 03/06/96       800         791,659
  National Rural Utility
    5.55%................... 03/06/96       800         791,659
    5.63%................... 03/08/96       500         494,633
    5.55%................... 03/18/96     2,000       1,975,600
  Pitney Bowes Credit, Inc.
    5.66%................... 01/26/96       100          99,607
  Shell Oil Co.
    5.65%................... 01/26/96     2,500       2,490,191
                                                    -----------
TOTAL COMMERCIAL PAPER
  (COST $17,564,082).................                17,559,624
                                                    -----------

AMERICAN SKANDIA TRUST

PIMCO LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        -------    ------------
SHORT TERM INVESTMENTS --
  MONEY MARKET FUNDS -- 0.4%
    Temporary Investment Cash Fund...   289,707    $    289,707
    Temporary Investment Fund........   289,706         289,706
                                                    -----------
      (COST $579,413)................                   579,413
                                                    -----------
TOTAL INVESTMENTS
  (COST $76,054,096*) -- 47.2%.......                76,417,046
OTHER ASSETS LESS
  LIABILITIES -- 52.8%...............                85,523,348
                                                    -----------
NET ASSETS -- 100.0%.................              $161,940,394
                                                    ===========
NOTES TO SCHEDULE OF INVESTMENTS:
The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross appreciation.........................        $368,223
    Gross depreciation.........................          (5,273)
                                                        -------
    Net appreciation...........................        $362,950
                                                       ========

# Securities with an aggregate market value of $94,430, which have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1995:

                                                      UNREALIZED
               TYPE                    CONTRACTS     APPRECIATION
   ----------------------------------------------------------
U.S. Treasury 5 Year Note (03/96)          90          $ 92,813
U.S. Treasury 10 Year Note (03/96)         20            32,500
                                                     ------------
                                                       $125,313
                                                     ============

--------------------------------------------------------------------------------
* Also cost for Federal income tax purposes.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

--------------------------------------------------------------------------------

                       SELIGMAN                                                               AST                         AST
                       HENDERSON      LORD ABBETT                    AST       FEDERATED    PHOENIX                     PHOENIX
                     INTERNATIONAL    GROWTH AND      JANCAP        MONEY       UTILITY     BALANCED    FEDERATED       CAPITAL
                        EQUITY          INCOME        GROWTH       MARKET       INCOME       ASSET      HIGH YIELD      GROWTH
                       PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO(1)
                     -------------    -----------    ---------    ---------    ---------    --------    ----------    -----------
ASSETS
   Investments in
     securities at
     value (A)
     (Note 1).....     $ 250,018       $ 223,536     $444,152     $343,207     $106,505     $187,234     $ 81,780       $    --
   Cash in bank,
     including
     foreign
     currency
     holdings.....        17,183              --           --            2            4           1            --        19,240
   Receivable for
     securities
     sold.........            93              --          246           --           --          --            --            --
   Receivable for
     dividends and
     interest.....           769             505          224        2,776          374       1,136         1,775            11
   Receivable for
     fund shares
     sold.........         2,671          66,117        2,282           --          735      69,718         1,478            --
   Deferred
     organization
     costs (Note
     1)...........            17              --           --           --           --          --            --            --
   Other assets...            16              --           --           --           --          --            --            --
   Unrealized
     appreciation
     on foreign
     currency
     exchange
     contracts and
     futures (Note
     1)...........           546              --          280           --           --          --            --            --
                        --------        --------     --------     --------      -------     --------      -------       -------
       TOTAL
         ASSETS...       271,313         290,158      447,184      345,985      107,618     258,089        85,033        19,251
                        --------        --------     --------     --------      -------     --------      -------       -------
LIABILITIES
   Cash
     overdraft....            --              --           --           --           --          --            --            --
   Payable for
     securities
     purchased....         2,975           1,228       15,450           --          143       2,729         1,275            --
   Payable for
     fund shares
     redeemed.....            --              --           --           --           --          --            --        19,228
   Unrealized
     depreciation
     on foreign
     currency
     exchange
     contracts and
     futures (Note
     1)...........            --              --           --           --           --          --            --            --
   Advisory fee
     payable (Note
     2)...........           197             136          327           98           59         107            49             9
   Shareholder
     servicing fee
     payable (Note
     2)...........            22              18           36           30            9          15             7             2
   Accrued
     expenses.....            63              27           50           58            8          32            10            12
   Dividends
     payable (Note
     1)...........            --              --           --        1,574           --          --            --            --
                        --------        --------     --------     --------      -------     --------      -------       -------
       TOTAL
    LIABILITIES...         3,257           1,409       15,863        1,760          219       2,883         1,341        19,251
                        --------        --------     --------     --------      -------     --------      -------       -------
NET ASSETS........     $ 268,056       $ 288,749     $431,321     $344,225     $107,399     $255,206     $ 83,692       $    --
                        ========        ========     ========     ========      =======     ========      =======       =======
COMPONENTS OF NET
 ASSETS
Common stock
 (unlimited number
 of shares
 authorized, $.001
 par value per
 share)...........     $      15       $      19     $     28     $    344     $      9     $    20      $      8       $    --
Additional paid-in
 capital..........       239,727         254,072      334,097      343,732       95,017     224,886        77,593            --
Undistributed net
 investment income
 (loss)...........         2,901           3,534        1,412           --        4,023       5,212         4,026            --
Accumulated net
 realized gain
 (loss) on
 investments and
 foreign currency
 transactions.....         6,014           7,113       23,307          149       (2,772 )     8,809           (24)           --
Accumulated net
 unrealized
 appreciation on
 investments,
 foreign currency
 transactions, and
 forward currency
 contracts........        19,399          24,011       72,477           --       11,122      16,279         2,089            --
                        --------        --------     --------     --------      -------     --------      -------       -------
NET ASSETS........     $ 268,056       $ 288,749     $431,321     $344,225     $107,399     $255,206     $ 83,692       $    --
                        ========        ========     ========     ========      =======     ========      =======       =======
Shares of common
 stock
 outstanding......        14,726          19,278       28,014      344,076        8,997      20,363         7,511            --
Net asset value,
 offering and
 redemption price
 per share (Note
 1)...............     $   18.20       $   14.98     $  15.40     $   1.00     $  11.94     $ 12.53      $  11.14       $    --
                        ========        ========     ========     ========      =======     ========      =======       =======
(A) Investments at
 cost.............     $ 231,160       $ 199,525     $371,968     $343,207     $ 95,383     $170,955     $ 79,691       $    --
                        ========        ========     ========     ========      =======     ========      =======       =======

--------------------------------------------------------------------------------
(1) See Note 6.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

     T. ROWE         PIMCO
      PRICE          TOTAL       INVESCO        FOUNDERS       T. ROWE PRICE        EAGLE        AST SCUDDER      BERGER
      ASSET         RETURN        EQUITY        CAPITAL        INTERNATIONAL       GROWTH        INTERNATIONAL    CAPITAL
    ALLOCATION       BOND         INCOME      APPRECIATION        EQUITY           EQUITY           BOND          GROWTH
    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO         PORTFOLIO       PORTFOLIO(1)     PORTFOLIO      PORTFOLIO
    ----------     ---------     --------     ------------     -------------     -----------     -----------     ---------
     $ 61,615      $193,203      $174,742       $ 89,018         $ 173,501         $    --         $40,326        $46,231
           --           452            1              85            21,226           5,263           4,140             --
           --            --           --              --                46              --              --             --
          453         2,784        1,062              18               548               6           1,483             23
          367        42,734        1,066           2,780               617              --             167            137
           --            --           --              --                --              --              --             --
           --            --           --              --                --              --              --             --
           --           182           --              --                --              --              --             --
      -------      --------      -------         -------          --------          ------         -------        -------
       62,435       239,355      176,871          91,901           195,938           5,269          46,116         46,391
      -------      --------      -------         -------          --------          ------         -------        -------
          344            --           --              --                --              --              --             --
        2,621        13,864           --           1,351                12              --             449            371
           --            --           --              --                --           5,255              --             --
           --            26           --              --                --              --              10             --
           38            95          109              64               158               2              36             27
            5            15           14               7                16              --               4              4
           28            20           32              19                85              12              15             10
           --            --           --              --                --              --              --             --
      -------      --------      -------         -------          --------          ------         -------        -------
        3,036        14,020          155           1,441               271           5,269             514            412
      -------      --------      -------         -------          --------          ------         -------        -------
     $ 59,399      $225,335      $176,716       $ 90,460         $ 195,667         $    --         $45,602        $45,979
      =======      ========      =======         =======          ========          ======         =======        =======
     $      5      $     20      $    14        $      6         $      18         $    --         $     4        $     4
       52,646       209,801      150,532          75,443           183,647              --          43,117         41,133
        1,269         5,951        3,658            (141)            1,601              --           1,865            150
          331         6,094        5,013           1,797            (1,173)             --            (241)          (204)
        5,148         3,469       17,499          13,355            11,574              --             857          4,896
      -------      --------      -------         -------          --------          ------         -------        -------
     $ 59,399      $225,335      $176,716       $ 90,460         $ 195,667         $    --         $45,602        $45,979
      =======      ========      =======         =======          ========          ======         =======        =======
        4,944        19,865       14,133           6,350            18,365              --           4,301          3,707
     $  12.01      $  11.34      $ 12.50        $  14.25         $   10.65         $    --         $ 10.60        $ 12.40
      =======      ========      =======         =======          ========          ======         =======        =======
     $ 56,469      $190,446      $157,243       $ 75,663         $ 161,929         $    --         $39,459        $41,335
      =======      ========      =======         =======          ========          ======         =======        =======

        SELIGMAN         T. ROWE        PIMCO
        HENDERSON         PRICE        LIMITED
      INTERNATIONAL      NATURAL      MATURITY
        SMALL CAP       RESOURCES       BOND
        PORTFOLIO       PORTFOLIO     PORTFOLIO
      -------------     ---------     ---------
         $24,280         $ 9,104      $ 76,417
           3,983              --            --
              --              --         1,034
              46               4           454
             625             716       104,848
              --              --            --
              --              --            --
              31              --            24
         -------          ------      --------
          28,965           9,824       182,777
         -------          ------      --------
              --              --            --
             469             548        20,793
              --              --            --
              --              --            --
              22               4            28
               2               1             4
              17               9            12
              --              --            --
         -------          ------      --------
             510             562        20,837
         -------          ------      --------
         $28,455         $ 9,262      $161,940
         =======          ======      ========
         $     3         $     1      $     15
          28,356           8,817       160,498
              72              30           765
               8              31           174
              16             383           488
         -------          ------      --------
         $28,455         $ 9,262      $161,940
         =======          ======      ========
           2,756             834        15,465
         $ 10.33         $ 11.11      $  10.47
         =======          ======      ========
         $24,295         $ 8,721      $ 76,054
         =======          ======      ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------

                         SELIGMAN                                                               AST                        AST
                         HENDERSON      LORD ABBETT                    AST       FEDERATED    PHOENIX                    PHOENIX
                       INTERNATIONAL    GROWTH AND      JANCAP        MONEY       UTILITY     BALANCED    FEDERATED      CAPITAL
                          EQUITY          INCOME        GROWTH       MARKET       INCOME       ASSET      HIGH YIELD     GROWTH
                         PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO
                       -------------    -----------    ---------    ---------    ---------    --------    ----------    ---------
INVESTMENT INCOME
 (NOTE 1)
   Interest.........      $   847         $   729       $ 2,275      $19,996      $   476     $ 5,318       $4,538       $   146
   Dividends........        4,186           4,197         3,110           --        4,366       1,380           --           182
                         --------        --------       -------       ------      -------     -------       ------        ------
       Total
         Investment
         Income.....        5,033           4,926         5,385       19,996        4,842       6,698        4,538           328
                         --------        --------       -------       ------      -------     -------       ------        ------
EXPENSES
   Investment
     advisory fees
     (Note 2).......        2,454           1,060         2,977        1,674          601       1,108          347           144
   Shareholder
     servicing fees
     (Note 2).......          245             141           331          335           88         159           46            19
   Administration
     and accounting
     fees...........          227             141           278          280           87         159           75            75
   Custodian fees...          153              30            70           95           25          40           17            24
   Professional
     fees...........           38              20            47           47           13          23            6             2
   Registration
     fees...........          (30)            (15)          (33)         (57)          (6)        (18 )         (7)           (5)
   Trustees' fees
     and expenses
     (Note 2).......           10               5            12           12            4           6            1             1
   Insurance fees...            7               3             8           11            2           4            1             1
   Amortization of
     organization
     costs (Note
     1).............            1              --             2            2           --           1           --            --
   Miscellaneous
     expenses.......           18               7             7            7            5           6           26             3
                         --------        --------       -------       ------      -------     -------       ------        ------
       Total
         Expenses...        3,123           1,392         3,699        2,406          819       1,488          512           264
       Less:
         Advisory
         fee waivers
         and expense
      reimbursements
         (Note 2)...         (255)             --            --         (402)          --          --           --           (43)
                         --------        --------       -------       ------      -------     -------       ------        ------
       Net
         Expenses...        2,868           1,392         3,699        2,004          819       1,488          512           221
                         --------        --------       -------       ------      -------     -------       ------        ------
Net Investment
 Income (Loss)......        2,165           3,534         1,686       17,992        4,023       5,210        4,026           107
REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS (NOTE
 1)
   Net realized gain
     (loss) on
     investments and
     foreign
     currency
     transactions...        8,916           7,136        38,435          156          358       9,100          124         5,417
   Net unrealized
     appreciation
     (depreciation)
     on investments,
     foreign
     currency
     transactions,
     and forward
     currency
     contracts......       13,385          23,471        58,329           --       16,069      18,547        3,479          (136)
                         --------        --------       -------       ------      -------     -------       ------        ------
   Net Increase in
     Net Assets
     resulting from
     Operations.....      $24,466         $34,141       $98,450      $18,148      $20,450     $32,857       $7,629       $ 5,388
                         ========        ========       =======       ======      =======     =======       ======        ======

--------------------------------------------------------------------------------
(1) Commenced operations on May 2, 1995.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                      PIMCO
      T. ROWE         TOTAL       INVESCO       FOUNDERS       T. ROWE PRICE       EAGLE       AST SCUDDER      BERGER
    PRICE ASSET      RETURN       EQUITY        CAPITAL        INTERNATIONAL      GROWTH       INTERNATIONAL    CAPITAL
    ALLOCATION        BOND        INCOME      APPRECIATION        EQUITY          EQUITY          BOND          GROWTH
     PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
    -----------     ---------     -------     ------------     -------------     ---------     -----------     ---------
      $ 1,368        $ 6,857      $2,789        $    419          $   632         $    28        $ 2,127        $   329
          400             --       1,943              88            2,694              84             --             72
       ------        -------      -------        -------          -------           -----         ------         ------
        1,768          6,857       4,732             507            3,326             112          2,127            401
       ------        -------      -------        -------          -------           -----         ------         ------
          314            652         821             487            1,412              46            276            161
           37            100         109              54              141               6             28             21
           75            105         110              76              141              72             83             53
           35             24          25              35              140              12             30             10
            5             13          14               7               18               1              3              3
           (8)           (16)        (23 )            (9)             (38)             (1)            (5)            (1)
            1              3           3               2                5              --              1              1
            1              3           3               1                5              --              1             --
           --             --           1              --               --              --             --             --
           18              7          11               5               48               5              5              3
       ------        -------      -------        -------          -------           -----         ------         ------
          478            891       1,074             658            1,872             141            422            251
          (16)            --          --              --               --             (69)            --             --
       ------        -------      -------        -------          -------           -----         ------         ------
          462            891       1,074             658            1,872              72            422            251
       ------        -------      -------        -------          -------           -----         ------         ------
        1,306          5,966       3,658            (151)           1,454              40          1,705            150
          483          6,557       5,268           2,836             (908)          1,216             13           (195)
        5,440          4,574      19,246          10,589           15,141              21          1,290          4,860
       ------        -------      -------        -------          -------           -----         ------         ------
      $ 7,229        $17,097      $28,172       $ 13,274          $15,687         $ 1,277        $ 3,008        $ 4,815
       ======        =======      =======        =======          =======           =====         ======         ======

        SELIGMAN         T. ROWE          PIMCO
        HENDERSON         PRICE          LIMITED
      INTERNATIONAL      NATURAL        MATURITY
        SMALL CAP       RESOURCES         BOND
      PORTFOLIO (1)     PORTFOLIO(1)   PORTFOLIO(1)
      -------------     ----------     -----------
          $ 110            $ 30          $   906
             73              31               --
           ----             ---            -----
            183              61              906
           ----             ---            -----
             76              21              101
              8               2               16
             14              13               16
             10               3                3
              1              --                3
             --              --               --
             --              --               --
             --              --               --
             --              --               --
              2               3                2
           ----             ---            -----
            111              42              141
             --             (11)              --
           ----             ---            -----
            111              31              141
           ----             ---            -----
             72              30              765
              8              31              174
             16             383              488
           ----             ---            -----
          $  96            $444          $ 1,427
           ====             ===            =====

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------

                                            SELIGMAN HENDERSON
                                           INTERNATIONAL EQUITY          LORD ABBETT GROWTH AND
                                                PORTFOLIO                   INCOME PORTFOLIO           JANCAP GROWTH PORTFOLIO
                                       ----------------------------   ----------------------------   ----------------------------
                                           1995            1994           1995            1994           1995            1994
                                       -------------   ------------   -------------   ------------   -------------   ------------
FROM OPERATIONS
    Net investment income (loss).....    $   2,165      $    1,164      $   3,534       $  1,700       $   1,686       $  1,245
    Net realized gain (loss) on
      investments and foreign
      currency transactions..........        8,916          10,789          7,136          1,699          38,435        (15,037)
    Net unrealized appreciation
      (depreciation) on investments,
      foreign currency transactions,
      and forward currency
      contracts......................       13,385         (11,302)        23,471         (1,797)         58,329          4,596
                                          --------       ---------       --------        -------        --------       --------
      Net Increase (Decrease) in Net
        Assets from Operations.......       24,466             651         34,141          1,602          98,450         (9,196)
                                          --------       ---------       --------        -------        --------       --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends to shareholders from
      net investment income..........           --            (309)        (1,700)          (559)         (1,363)          (447)
    Distributions to shareholders
      from capital gains.............      (12,667)         (1,751)        (1,699)          (922)             --             --
                                          --------       ---------       --------        -------        --------       --------
        Total Dividends and
          Distributions to
          Shareholders...............      (12,667)         (2,060)        (3,399)        (1,481)         (1,363)          (447)
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold........      105,273         199,458        170,735         43,721         135,311        117,459
    Net asset value of shares issued
      in reinvestment of dividends
      and distributions..............       12,667           2,060          3,399          1,481           1,363            447
    Cost of shares redeemed..........      (99,733)       (112,705)        (8,177)        (1,658)        (48,085)       (20,470)
                                          --------       ---------       --------        -------        --------       --------
      Increase (Decrease) in Net
        Assets from Capital Share
        Transactions.................       18,207          88,813        165,957         43,544          88,589         97,436
                                          --------       ---------       --------        -------        --------       --------
        Total Increase (Decrease) in
          Net Assets.................       30,006          87,404        196,699         43,665         185,676         87,793
                                          --------       ---------       --------        -------        --------       --------
NET ASSETS
    Beginning of Period..............      238,050         150,646         92,050         48,385         245,645        157,852
                                          --------       ---------       --------        -------        --------       --------
    End of Period....................    $ 268,056      $  238,050      $ 288,749       $ 92,050       $ 431,321       $245,645
                                          ========       =========       ========        =======        ========       ========
SHARES ISSUED AND REDEEMED
    Shares sold......................        6,250          11,116         11,930          3,682           9,644         10,265
    Shares issued in reinvestment of
      dividends and distributions....          823             117            276            118             119             37
    Shares redeemed..................       (5,865)         (6,401)          (600)          (139)         (3,650)        (1,801)
                                          --------       ---------       --------        -------        --------       --------
      Net Increase (Decrease) in
        Shares Outstanding...........        1,208           4,832         11,606          3,661           6,113          8,501
                                          ========       =========       ========        =======        ========       ========

--------------------------------------------------------------------------------
(1) Commenced operations on January 4, 1994.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                               FEDERATED
                                          FEDERATED UTILITY INCOME          AST PHOENIX BALANCED ASSET        HIGH YIELD
      AST MONEY MARKET PORTFOLIO                 PORTFOLIO                          PORTFOLIO                  PORTFOLIO
    ------------------------------     ------------------------------     ------------------------------     -------------
        1995              1994             1995              1994             1995              1994             1995
    -------------     ------------     -------------     ------------     -------------     ------------     -------------
      $  17,992        $    9,697        $   4,023         $  3,376         $   5,210         $  3,869         $   4,026
            156                (7)             358           (3,130)            9,100             (291)              124
             --                --           16,069           (4,810)           18,547           (3,287)            3,479
      ---------         ---------         --------         --------          --------         --------          --------
         18,148             9,690           20,450           (4,564)           32,857              291             7,629
      ---------         ---------         --------         --------          --------         --------          --------
        (17,992)           (9,697)          (3,376)            (884)           (3,867)            (724)           (1,210)
             --               (19)              --             (109)               --             (180)               --
      ---------         ---------         --------         --------          --------         --------          --------
        (17,992)           (9,716)          (3,376)            (993)           (3,867)            (904)           (1,210)
        674,956           510,604           43,009           33,886            92,940           63,156            75,531
         17,896             8,496            3,376              993             3,867              904             1,210
       (637,371)         (344,560)         (27,265)         (15,760)          (16,215)          (9,414)          (20,776)
      ---------         ---------         --------         --------          --------         --------          --------
         55,481           174,540           19,120           19,119            80,592           54,646            55,965
      ---------         ---------         --------         --------          --------         --------          --------
         55,637           174,514           36,194           13,562           109,582           54,033            62,384
      ---------         ---------         --------         --------          --------         --------          --------
        288,588           114,074           71,205           57,643           145,624           91,591            21,308
      ---------         ---------         --------         --------          --------         --------          --------
      $ 344,225        $  288,588        $ 107,399         $ 71,205         $ 255,206         $145,624         $  83,692
      =========         =========         ========         ========          ========         ========          ========
        674,956           510,604            4,009            3,338             7,580            6,038             7,197
         17,896             8,496              344               96               367               86               124
       (637,371)         (344,560)          (2,569)          (1,562)           (1,473)            (904)           (2,008)
      ---------         ---------         --------         --------          --------         --------          --------
         55,481           174,540            1,784            1,872             6,474            5,220             5,313
      =========         =========         ========         ========          ========         ========          ========


        1994(1)
      ------------
        $  1,210
            (147)
          (1,390)
        --------
            (327)
        --------
              --
              --
        --------
              --
          32,507
              --
         (10,872)
        --------
          21,635
        --------
          21,308
        --------
              --
        --------
        $ 21,308
        ========
           3,302
              --
          (1,104)
        --------
           2,198
        ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------

                                        AST PHOENIX CAPITAL GROWTH        T. ROWE PRICE ASSET          PIMCO TOTAL RETURN BOND
                                                PORTFOLIO*                ALLOCATION PORTFOLIO                PORTFOLIO
                                       ----------------------------   ----------------------------   ----------------------------
                                           1995          1994(1)          1995          1994(1)          1995          1994(1)
                                       -------------   ------------   -------------   ------------   -------------   ------------
FROM OPERATIONS
    Net investment income (loss).....    $     107       $    116        $ 1,306        $    489       $   5,966       $  1,256
    Net realized gain (loss) on
      investments
      and foreign currency
      transactions...................        5,417           (705)           483            (152)          6,557           (463)
    Net unrealized appreciation
      (depreciation) on investments,
      foreign currency transactions,
      and forward currency
      contracts......................         (136)           136          5,440            (292)          4,574         (1,104)
                                          --------        -------        -------         -------         -------        -------
      Net Increase (Decrease) in Net
        Assets from Operations.......        5,388           (453)         7,229              45          17,097           (311)
                                          --------        -------        -------         -------         -------        -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
    Dividends to shareholders from
      net investment income..........         (116)            --           (525)             --          (1,271)            --
    Distributions to shareholders
      from
      capital gains..................           --             --             --              --              --             --
                                          --------        -------        -------         -------         -------        -------
        Total Dividends and
          Distributions to
          Shareholders...............         (116)            --           (525)             --          (1,271)            --
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold........        6,536         16,685         31,289          24,603         199,583         49,723
    Net asset value of shares issued
      in reinvestment of dividends
      and distributions..............          116             --            525              --           1,271             --
    Cost of shares redeemed..........      (26,769)        (1,387)        (2,582)         (1,185)        (37,838)        (2,919)
                                          --------        -------        -------         -------         -------        -------
      Increase (Decrease) in Net
        Assets from
        Capital Share Transactions...      (20,117)        15,298         29,232          23,418         163,016         46,804
                                          --------        -------        -------         -------         -------        -------
        Total Increase (Decrease) in
          Net Assets.................      (14,845)        14,845         35,936          23,463         178,842         46,493
                                          --------        -------        -------         -------         -------        -------
NET ASSETS
    Beginning of Period..............       14,845             --         23,463              --          46,493             --
                                          --------        -------        -------         -------         -------        -------
    End of Period....................    $      --       $ 14,845        $59,399        $ 23,463       $ 225,335       $ 46,493
                                          ========        =======        =======         =======         =======        =======
SHARES ISSUED AND REDEEMED
    Shares sold......................          633          1,735          2,775           2,481          18,460          5,067
    Shares issued in reinvestment of
      dividends and distributions....           12             --             52              --             128             --
    Shares redeemed..................       (2,234)          (146)          (244)           (120)         (3,491)          (299)
                                          --------        -------        -------         -------         -------        -------
      Net Increase (Decrease) in
        Shares Outstanding...........       (1,589)         1,589          2,583           2,361          15,097          4,768
                                          ========        =======        =======         =======         =======        =======

--------------------------------------------------------------------------------

*  See Note 6.
(1) Commenced operations on January 4, 1994.
(2) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                             EAGLE GROWTH
        INVESCO EQUITY INCOME          FOUNDERS CAPITAL APPRECIATION       T. ROWE PRICE INTERNATIONAL          EQUITY
              PORTFOLIO                          PORTFOLIO                       EQUITY PORTFOLIO             PORTFOLIO*
    ------------------------------     ------------------------------     ------------------------------     -------------
        1995            1994(1)            1995            1994(1)            1995            1994(1)            1995
    -------------     ------------     -------------     ------------     -------------     ------------     -------------
      $   3,658         $  1,056         $    (151)        $    290         $   1,454         $    268         $      40
          5,268             (255)            2,836           (1,039)             (908)             (16)            1,216
         19,246           (1,748)           10,589            2,767            15,141           (3,567)               21
       --------          -------          --------          -------          --------         --------          --------
         28,172             (947)           13,274            2,018            15,687           (3,315)            1,277
       --------          -------          --------          -------          --------         --------          --------
         (1,056)              --              (280)              --              (121)              --               (10)
             --               --                --               --              (249)              --                --
       --------          -------          --------          -------          --------         --------          --------
         (1,056)              --              (280)              --              (370)              --               (10)
         93,257           66,925            62,848           29,373           101,284          122,535             5,636
          1,056               --               280               --               370               --                10
         (9,914)            (777)          (14,221)          (2,832)          (30,055)         (10,469)          (10,392)
       --------          -------          --------          -------          --------         --------          --------
         84,399           66,148            48,907           26,541            71,599          112,066            (4,746)
       --------          -------          --------          -------          --------         --------          --------
        111,515           65,201            61,901           28,559            86,916          108,751            (3,479)
       --------          -------          --------          -------          --------         --------          --------
         65,201               --            28,559               --           108,751               --             3,479
       --------          -------          --------          -------          --------         --------          --------
      $ 176,716         $ 65,201         $  90,460         $ 28,559         $ 195,667         $108,751         $      --
       ========          =======          ========          =======          ========         ========          ========
          8,188            6,769             4,764            2,908            10,012           12,383               516
            105               --                26               --                41               --                 1
           (850)             (79)           (1,074)            (274)           (2,997)          (1,074)             (867)
       --------          -------          --------          -------          --------         --------          --------
          7,443            6,690             3,716            2,634             7,056           11,309              (350)
       ========          =======          ========          =======          ========         ========          ========


                         AST SCUDDER INTERNATIONAL
                               BOND PORTFOLIO
                       ------------------------------
        1994(2)            1995            1994(2)
      ------------     -------------     ------------
         $   10           $ 1,705          $    421
            (42)               13              (254)
            (21)            1,290              (432)
         ------           -------           -------
            (53)            3,008              (265)
         ------           -------           -------
             --              (263)               --
             --                --                --
         ------           -------           -------
             --              (263)               --
          3,841            30,340            16,273
             --               263                --
           (309)           (2,964)             (790)
         ------           -------           -------
          3,532            27,639            15,483
         ------           -------           -------
          3,479            30,384            15,218
         ------           -------           -------
             --            15,218                --
         ------           -------           -------
         $3,479           $45,602          $ 15,218
         ======           =======           =======
            381             2,996             1,654
             --                27                --
            (31)             (295)              (81)
         ------           -------           -------
            350             2,728             1,573
         ======           =======           =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                                      SELIGMAN
                                                                                      HENDERSON     T. ROWE PRICE
                                                                                    INTERNATIONAL      NATURAL      PIMCO LIMITED
                                                        BERGER CAPITAL GROWTH         SMALL CAP       RESOURCES     MATURITY BOND
                                                              PORTFOLIO               PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ----------------------------   -------------   -------------   -------------
                                                         1995          1994(3)         1995(4)         1995(4)         1995(4)
                                                     -------------   ------------   -------------   -------------   -------------
FROM OPERATIONS
    Net investment income (loss)...................     $   150         $    3         $    72         $    30        $     765
    Net realized gain (loss) on investments and
      foreign
      currency transactions........................        (195)            (9)              8              31              174
    Net unrealized appreciation (depreciation) on
      investments, foreign currency transactions,
      and forward currency contracts...............       4,860             36              16             383              488
                                                        -------         ------         -------          ------         --------
      Net Increase (Decrease) in Net Assets
        from Operations............................       4,815             30              96             444            1,427
                                                        -------         ------         -------          ------         --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.......................................          (3)            --              --              --               --
    Distributions to shareholders from capital
      gains........................................          --             --              --              --               --
                                                        -------         ------         -------          ------         --------
        Total Dividends and Distributions to
          Shareholders.............................          (3)            --              --              --               --
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold......................      42,283          3,077          29,685           9,686          166,622
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions................................           3             --              --              --               --
    Cost of shares redeemed........................      (4,149)           (77)         (1,326)           (868)          (6,109)
                                                        -------         ------         -------          ------         --------
      Increase (Decrease) in Net Assets from
        Capital Share Transactions.................      38,137          3,000          28,359           8,818          160,513
                                                        -------         ------         -------          ------         --------
        Total Increase (Decrease) in Net Assets....      42,949          3,030          28,455           9,262          161,940
                                                        -------         ------         -------          ------         --------
NET ASSETS
    Beginning of Period............................       3,030             --              --              --               --
                                                        -------         ------         -------          ------         --------
    End of Period..................................     $45,979         $3,030         $28,455         $ 9,262        $ 161,940
                                                        =======         ======         =======          ======         ========
SHARES ISSUED AND REDEEMED
    Shares sold....................................       3,773            312           2,884             918           16,062
    Shares issued in reinvestment of dividends and
      distributions................................          --             --              --              --               --
    Shares redeemed................................        (370)            (8)           (128)            (84)            (597)
                                                        -------         ------         -------          ------         --------
      Net Increase (Decrease) in Shares
        Outstanding................................       3,403            304           2,756             834           15,465
                                                        =======         ======         =======          ======         ========

--------------------------------------------------------------------------------
(3) Commenced operations on October 20, 1994.
(4) Commenced operations on May 2, 1995.

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                               SELIGMAN HENDERSON INTERNATIONAL EQUITY PORTFOLIO
                                                             ------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------
                                                               1995        1994        1993       1992       1991
                                                             --------    --------    --------    -------    -------
Net Asset Value at Beginning of Period...................... $  17.61    $  17.34    $  12.74    $ 13.90    $ 12.99
                                                             --------    --------    --------    -------    -------
Increase (Decrease) from Investment Operations
    Net Investment Income (Loss)............................     0.14        0.10        0.14      (0.17)      0.01
    Net Realized & Unrealized Gains (Losses) on Investments
      and Foreign Currency Transactions.....................     1.44        0.36        4.46      (0.99)      0.90
                                                             --------    --------    --------    -------    -------
         Total Increase (Decrease) From Investment
           Operations.......................................     1.58        0.46        4.60      (1.16)      0.91
                                                             --------    --------    --------    -------    -------
Less Dividends and Distributions
    Dividends from Net Investment Income....................       --       (0.03)         --         --         --
    Distributions from Net Realized Capital Gains...........    (0.99)      (0.16)         --         --         --
                                                             --------    --------    --------    -------    -------
         Total Dividends and Distributions..................    (0.99)      (0.19)         --         --         --
                                                             --------    --------    --------    -------    -------
Net Asset Value at End of Period............................ $  18.20    $  17.61    $  17.34    $ 12.74    $ 13.90
                                                             --------    --------    --------    -------    -------
Total Return................................................    10.00%       2.64%      36.11%     (8.35%)     7.01%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's).................. $268,056    $238,050    $150,646    $24,998    $15,892
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement...     1.17%       1.22%       1.52%      2.50%      2.50%
      Before Advisory Fee Waiver and Expense
         Reimbursement......................................     1.27%       1.32%       1.52%      2.50%      2.82%
Ratios of Net Investment Income (Loss)
  to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement...     0.88%       0.55%       0.28%     (1.62%)     0.12%
      Before Advisory Fee Waiver and Expense
         Reimbursement......................................     0.78%       0.46%       0.28%     (1.62%)    (0.20%)
Portfolio Turnover Rate.....................................    58.62%      48.69%      31.69%     54.56%     58.74%

--------------------------------------------------------------------------------

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                                         LORD ABBETT GROWTH AND INCOME PORTFOLIO
                                                                        -----------------------------------------
                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          1995       1994       1993      1992(2)
                                                                        --------    -------    -------    -------
Net Asset Value at Beginning of Period................................. $  12.00    $ 12.06    $ 10.70    $ 10.00
                                                                        --------    -------    -------    -------
Increase (Decrease) from Investment Operations
    Net Investment Income (Loss).......................................     0.16       0.20       0.11       0.07
    Net Realized & Unrealized Gains (Losses) on Investments and Foreign
      Currency Transactions............................................     3.22       0.06       1.35       0.63
                                                                        --------    -------    -------    -------
         Total Increase (Decrease) From Investment Operations..........     3.38       0.26       1.46       0.70
                                                                        --------    -------    -------    -------
Less Dividends and Distributions
    Dividends from Net Investment Income...............................    (0.20)     (0.12)     (0.04)        --
    Distributions from Net Realized Capital Gains......................    (0.20)     (0.20)     (0.06)        --
                                                                        --------    -------    -------    -------
         Total Dividends and Distributions.............................    (0.40)     (0.32)     (0.10)        --
                                                                        --------    -------    -------    -------
Net Asset Value at End of Period....................................... $  14.98    $ 12.00    $ 12.06    $ 10.70
                                                                        --------    -------    -------    -------
Total Return...........................................................    28.91%      2.22%     13.69%      7.00%
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)............................. $288,749    $92,050    $48,385    $10,159
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement..............     0.99%      1.06%      1.22%      0.99%(1)
      Before Advisory Fee Waiver and Expense Reimbursement.............     0.99%      1.06%      1.33%      1.75%(1)
Ratios of Net Investment Income (Loss)
  to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement..............     2.50%      2.45%      2.05%      2.49%(1)
      Before Advisory Fee Waiver and Expense Reimbursement.............     2.50%      2.45%      1.94%      1.73%(1)
Portfolio Turnover Rate................................................    50.28%     60.47%     56.70%     34.29%

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on May 1, 1992.
(3) Commenced operations on November 6, 1992.
(4) Commenced operations on November 10, 1992.
(5) Commenced operations on May 4, 1993.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                            FEDERATED UTILITY
                                                                                                             INCOME PORTFOLIO
               JANCAP GROWTH PORTFOLIO                           AST MONEY MARKET PORTFOLIO                --------------------
    ----------------------------------------------     -----------------------------------------------
                                                                                                            FOR THE YEAR ENDED
           FOR THE YEAR ENDED DECEMBER 31,                     FOR THE YEAR ENDED DECEMBER 31,                 DECEMBER 31,
    ----------------------------------------------     -----------------------------------------------     --------------------
      1995         1994         1993       1992(3)       1995         1994         1993       1992(4)        1995        1994
    --------     --------     --------     -------     --------     --------     --------     --------     --------     -------
    $  11.22     $  11.78     $  10.53     $ 10.00     $   1.00     $   1.00     $   1.00     $   1.00     $   9.87     $ 10.79
    --------     --------     --------     -------     --------     --------      -------      -------
        0.06         0.06         0.03       (0.01)      0.0494       0.0369       0.0252       0.0032         0.40        0.46
        4.18        (0.59)        1.22        0.54           --           --           --           --         2.09       (1.20)
    --------     --------     --------     -------     --------     --------      -------      -------
        4.24        (0.53)        1.25        0.53       0.0494       0.0369       0.0252       0.0032         2.49       (0.74)
    --------     --------     --------     -------     --------     --------      -------      -------
       (0.06)       (0.03)          --          --      (0.0494)     (0.0367)     (0.0252)     (0.0032)       (0.42)      (0.16)
          --           --           --          --           --      (0.0002)          --           --           --       (0.02)
    --------     --------     --------     -------     --------     --------      -------      -------
       (0.06)       (0.03)          --          --      (0.0494)     (0.0369)     (0.0252)     (0.0032)       (0.42)      (0.18)
    --------     --------     --------     -------     --------     --------      -------      -------
    $  15.40     $  11.22     $  11.78     $ 10.53     $   1.00     $   1.00     $   1.00     $   1.00     $  11.94     $  9.87
    --------     --------     --------     -------     --------     --------      -------      -------
       37.98%       (4.51%)      11.87%       5.30%         N/A          N/A          N/A          N/A        26.13%      (6.95%)
    $431,321     $245,645     $157,852     $15,218     $344,225     $288,588     $114,074     $  4,294     $107,399     $71,205
        1.12%        1.18%        1.22%       1.33%(1)     0.60%        0.64%        0.65%        0.65%(1)     0.93%       0.99%
        1.12%        1.18%        1.22%       2.21%(1)     0.72%        0.76%        0.84%        1.15%(1)     0.93%       0.99%
        0.51%        0.62%        0.35%      (0.90%)(1)     5.38%       3.90%        2.53%        2.43%(1)     4.58%       5.11%
        0.51%        0.62%        0.35%      (1.78%)(1)     5.26%       3.78%        2.34%        1.93%(1)     4.58%       5.11%
      113.32%       93.92%       92.16%       1.52%         N/A          N/A          N/A          N/A        70.94%      54.26%


      1993(5)
      -------
      $ 10.00

         0.17
         0.62

         0.79

           --
           --

           --

      $ 10.79

         7.90%
      $57,643
         1.18%(1)
         1.18%(1)
         5.09%(1)
         5.09%(1)
         5.30%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                                                                  FEDERATED HIGH
                                                                       AST PHOENIX               YIELD PORTFOLIO
                                                                BALANCED ASSET PORTFOLIO        ------------------
                                                             -------------------------------
                                                                                                FOR THE YEAR ENDED
                                                             FOR THE YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                             -------------------------------    ------------------
                                                               1995        1994      1993(5)     1995      1994(6)
                                                             --------    --------    -------    -------    -------
Net Asset Value at Beginning of Period...................... $  10.49    $  10.57    $ 10.00    $  9.69    $ 10.00
                                                              -------     -------    -------    -------
Increase (Decrease) from Investment Operations
    Net Investment Income (Loss)............................     0.26        0.27       0.08       0.38       0.55
    Net Realized & Unrealized Gains (Losses) on Investments
      and Foreign Currency Transactions.....................     2.06       (0.26)      0.49       1.46      (0.86)
                                                              -------     -------    -------    -------
         Total Increase (Decrease) From Investment
           Operations.......................................     2.32        0.01       0.57       1.84      (0.31)
                                                              -------     -------    -------    -------
Less Dividends and Distributions
    Dividends from Net Investment Income....................    (0.28)      (0.07)        --      (0.39)        --
    Distributions from Net Realized Capital Gains...........       --       (0.02)        --         --         --
                                                              -------     -------    -------    -------
         Total Dividends and Distributions..................    (0.28)      (0.09)        --      (0.39)        --
                                                              -------     -------    -------    -------
Net Asset Value of Final Redemptions on December 29, 1995...
Net Asset Value at End of Period............................ $  12.53    $  10.49    $ 10.57    $ 11.14    $  9.69
                                                              -------     -------    -------    -------
Total Return................................................    22.60%       0.09%      5.70%     19.57%     (3.10%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's).................. $255,206    $145,624    $91,591    $83,692    $21,308
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and Expense Reimbursement...     0.94%       0.99%      1.13%(1)    1.11%     1.15%(1)
      Before Advisory Fee Waiver and Expense
         Reimbursement......................................     0.94%       0.99%      1.13%(1)    1.11%     1.34%(1)
Ratios of Net Investment Income (Loss) to Average Net
  Assets:
      After Advisory Fee Waiver and Expense Reimbursement...     3.28%       3.08%      2.53%(1)    8.72%     9.06%(1)
      Before Advisory Fee Waiver and Expense
         Reimbursement......................................     3.28%       3.08%      2.53%(1)    8.72%     8.87%(1)
Portfolio Turnover Rate.....................................   160.94%      86.50%     46.35%     29.64%     40.55%

--------------------------------------------------------------------------------
(1) Annualized.
(5) Commenced operations on May 4, 1993.
(6) Commenced operations on January 4, 1994.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                            T. ROWE PRICE ASSET
    AST PHOENIX CAPITAL         ALLOCATION           PIMCO TOTAL RETURN         INVESCO EQUITY
     GROWTH PORTFOLIO            PORTFOLIO             BOND PORTFOLIO          INCOME PORTFOLIO
    -------------------     -------------------     --------------------     --------------------
    FOR THE YEAR ENDED      FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED
       DECEMBER 31,            DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
    -------------------     -------------------     --------------------     --------------------
     1995       1994(6)      1995       1994(6)       1995       1994(6)       1995       1994(6)
    -------     -------     -------     -------     --------     -------     --------     -------
    $  9.34     $ 10.00     $  9.94     $ 10.00     $   9.75     $ 10.00     $   9.75     $ 10.00
    -------     -------     -------     -------     --------     -------     --------     -------
       0.06        0.07        0.26        0.21         0.25        0.26         0.25        0.16
       2.92       (0.73)       2.02       (0.27)        1.55       (0.51)        2.65       (0.41)
    -------     -------     -------     -------     --------     -------     --------     -------
       2.98       (0.66)       2.28       (0.06)        1.80       (0.25)        2.90       (0.25)
    -------     -------     -------     -------     --------     -------     --------     -------
      (0.07)         --       (0.21)         --        (0.21)         --        (0.15)         --
         --          --          --          --           --          --           --          --
    -------     -------     -------     -------     --------     -------     --------     -------
      (0.07)         --       (0.21)         --        (0.21)         --        (0.15)         --
    -------     -------     -------     -------     --------     -------     --------     -------
    $ 12.25
         --     $  9.34     $ 12.01     $  9.94     $  11.34     $  9.75     $  12.50     $  9.75
    -------     -------     -------     -------     --------     -------     --------     -------
      32.10%      (6.60%)     23.36%      (0.60%)      18.78%      (2.50%)      30.07%      (2.50%)
    $    --     $14,845     $59,399     $23,463     $225,335     $46,493     $176,716     $65,201
       1.15%       1.15%(1)    1.25%       1.25%(1)     0.89%       1.02%(1)     0.98%       1.14%(1)
       1.37%       1.59%(1)    1.29%       1.47%(1)     0.89%       1.02%(1)     0.98%       1.14%(1)
       0.55%       1.47%(1)    3.53%       3.64%(1)     5.95%       5.57%(1)     3.34%       3.41%(1)
       0.33%       1.03%(1)    3.49%       3.42%(1)     5.95%       5.57%(1)     3.34%       3.41%(1)
     290.38%     216.86%      17.62%      31.62%      124.41%     139.25%       89.48%      62.87%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                                        FOUNDERS CAPITAL        T. ROWE PRICE
                                                                          APPRECIATION          INTERNATIONAL
                                                                           PORTFOLIO           EQUITY PORTFOLIO
                                                                       ------------------    --------------------
                                                                       FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                                                          DECEMBER 31,           DECEMBER 31,
                                                                       ------------------    --------------------
                                                                        1995      1994(6)      1995      1994(6)
                                                                       -------    -------    --------    --------
Net Asset Value at Beginning of Period................................ $ 10.84    $ 10.00    $   9.62    $  10.00
                                                                       -------    -------    --------    --------
Increase (Decrease) from Investment Operations
    Net Investment Income (Loss)......................................   (0.04)      0.11        0.07        0.02
    Net Realized & Unrealized Gains (Losses) on Investments and
      Foreign Currency Transactions...................................    3.54       0.73        0.99       (0.40)
                                                                       -------    -------    --------    --------
         Total Increase (Decrease) From Investment Operations.........    3.50       0.84        1.06       (0.38)
                                                                       -------    -------    --------    --------
Less Dividends and Distributions
    Dividends from Net Investment Income..............................   (0.09)        --       (0.01)         --
    Distributions from Net Realized Capital Gains.....................      --         --       (0.02)         --
                                                                       -------    -------    --------    --------
         Total Dividends and Distributions............................   (0.09)        --       (0.03)         --
                                                                       -------    -------    --------    --------
Net Asset Value of Final Redemptions on December 29, 1995.............
Net Asset Value at End of Period...................................... $ 14.25    $ 10.84    $  10.65    $   9.62
                                                                       -------    -------    --------    --------
Total Return..........................................................   32.56%      8.40%      11.09%      (3.80%)
Ratios/Supplemental Data
    Net Assets at End of Period (in 000's)............................ $90,460    $28,559    $195,667    $108,751
Ratios of Expenses to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement........................................    1.22%      1.30%(1)     1.33%      1.75%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement........................................    1.22%      1.55%(1)     1.33%      1.77%(1)
Ratios of Net Investment Income (Loss) to Average Net Assets:
      After Advisory Fee Waiver and
         Expense Reimbursement........................................   (0.28%)     2.59%(1)     1.03%      0.45%(1)
      Before Advisory Fee Waiver and
         Expense Reimbursement........................................   (0.28%)     2.34%(1)     1.03%      0.43%(1)
Portfolio Turnover Rate...............................................   68.32%    197.93%      17.11%      15.70%

--------------------------------------------------------------------------------
(1) Annualized.
(6) Commenced operations on January 4, 1994.
(7) Commenced operations on May 3, 1994.
(8) Commenced operations on October 20, 1994.
(9) Commenced operations on May 2, 1995.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                            SELIGMAN         T. ROWE           PIMCO
                                                                           HENDERSON          PRICE           LIMITED
                               AST SCUDDER                                INTERNATIONAL      NATURAL          MATURITY
       EAGLE GROWTH           INTERNATIONAL          BERGER CAPITAL        SMALL CAP        RESOURCES           BOND
     EQUITY PORTFOLIO        BOND PORTFOLIO         GROWTH PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
    ------------------     -------------------     ------------------     ------------     ------------     ------------
                                                                            FOR THE          FOR THE          FOR THE
    FOR THE YEAR ENDED     FOR THE YEAR ENDED      FOR THE YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
       DECEMBER 31,           DECEMBER 31,            DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
    ------------------     -------------------     ------------------     ------------     ------------     ------------
     1995       1994(7)     1995       1994(7)      1995       1994(8)      1995(9)          1995(9)          1995(9)
    -------     ------     -------     -------     -------     ------     ------------     ------------     ------------
    $  9.95     $10.00     $  9.68     $ 10.00     $  9.97     $10.00       $  10.00          $10.00          $  10.00
    -------     ------     -------     -------     -------     ------        -------          ------          --------
       0.09       0.03        0.31        0.27        0.04       0.01           0.03            0.04              0.05
       2.30      (0.08)       0.75       (0.59)       2.40      (0.04)          0.30            1.07              0.42
    -------     ------     -------     -------     -------     ------        -------          ------          --------
       2.39      (0.05)       1.06       (0.32)       2.44      (0.03)          0.33            1.11              0.47
    -------     ------     -------     -------     -------     ------        -------          ------          --------
      (0.02)        --       (0.14)         --       (0.01)        --             --              --                --
         --         --          --          --          --         --             --              --                --
    -------     ------     -------     -------     -------     ------        -------          ------          --------
      (0.02)        --       (0.14)         --       (0.01)        --             --              --                --
    -------     ------     -------     -------     -------     ------        -------          ------          --------
    $ 12.32
         --     $ 9.95     $ 10.60     $  9.68     $ 12.40     $ 9.97       $  10.33          $11.11          $  10.47
    -------     ------     -------     -------     -------     ------        -------          ------          --------
      24.11%     (0.50%)     11.10%      (3.20%)     24.42%     (0.30%)         3.30%          11.10%             4.70%
    $    --     $3,479     $45,602     $15,218     $45,979     $3,030       $ 28,455          $9,262          $161,940
       1.25%      1.25%(1)    1.53%       1.68%(1)    1.17%      1.25%(1)       1.46%(1)        1.35%(1)          0.89%(1)
       2.44%      2.63%(1)    1.53%       1.68%(1)    1.17%      1.70%(1)       1.46%(1)        1.80%(1)          0.89%(1)
       0.69%      0.80%(1)    6.17%       7.03%(1)    0.70%      1.41%(1)       0.94%(1)        1.28%(1)          4.87%(1)
      (0.50%)    (0.56%)(1)    6.17%      7.03%(1)    0.70%      0.97%(1)       0.94%(1)        0.83%(1)          4.87%(1)
     107.63%     11.39%     325.00%     163.27%      84.21%      5.36%          3.52%           2.32%           204.85%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

American Skandia Trust (the "Trust"), was organized under the laws of the Commonwealth of Massachusetts on October 31, 1988, as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust operates as a series company, issuing nineteen classes of shares of beneficial interest during 1995: Seligman Henderson International Equity Portfolio ("Henderson"), Lord Abbett Growth and Income Portfolio ("Lord Abbett"), JanCap Growth Portfolio ("JanCap"), AST Money Market Portfolio ("Money Market"), Federated Utility Income Portfolio ("Federated"), AST Phoenix Balanced Asset Portfolio ("Balanced"), Federated High Yield Portfolio ("High Yield"), AST Phoenix Capital Growth Portfolio ("Growth"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("PIMCO"), INVESCO Equity Income Portfolio ("INVESCO"), Founders Capital Appreciation Portfolio ("Founders"), T. Rowe Price International Equity Portfolio ("T. Rowe"), Eagle Growth Equity Portfolio ("Eagle"), AST Scudder International Bond Portfolio ("Scudder"), Berger Capital Growth Portfolio ("Berger"), Seligman Henderson International Small Cap Portfolio ("Small Cap"), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), and PIMCO Limited Maturity Bond Portfolio ("Limited Maturity") (collectively "the Portfolios").

The following is a summary of the Trust's significant accounting policies:

Security Valuation

All Portfolios, other than Money Market: Securities are valued at the close of regular trading on each business day the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities on which there were no transactions, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

Short-term obligations with less than sixty days remaining to maturity are valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and thereafter are valued on an amortized cost basis based on the value on such date.

Money Market: Securities are valued at amortized cost. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Foreign Currency Translation and Foreign Currency Exchange Contracts

The Trust's investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates determined prior to the close of the NYSE. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments and foreign currency transactions.

A foreign currency exchange contract (FCEC) is a commitment to purchase or sell a specified amount of foreign currency at the settlement date at a specified rate. FCECs are used to hedge against foreign exchange rate risk arising from a Portfolio's investment or anticipated investment in securities denominated in foreign currencies. Risks may arise upon entering into FCECs from the

--------------------------------------------------------------------------------

potential inability of counterparties to meet the terms of their contracts. Also, when utilizing FCECs a Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. FCECs are marked-to-market daily at the applicable exchange rates and any gains or losses are recorded as unrealized until the contract settlement date.

Futures and Options

Certain Portfolios, as permitted by the Trust's prospectus, may enter into futures contracts and purchase and write both put and call options. Futures contracts provide for the future sale by one party and purchase by another of a specified amount of a financial instrument at an agreed upon price and date. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security or currency at a specified price on a certain date. For both futures and options, risks arise from possible illiquidity and from movements in security values, interest rates or currency values.

Futures and purchased options are valued based on their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Fluctuations in the value of futures and options are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Investment Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are recognized on the FIFO cost basis. Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Gains or losses on premiums from expired options are recognized on the date of expiration.

Dividends and Distributions to Shareholders

All Portfolios other than Money Market: Dividends and distributions arising from net investment income and net short-term and long-term capital gains, if any, are declared and paid annually.

Money Market: Dividends from net investment income are declared daily and paid monthly, and capital gains, if any, are declared and paid annually.

Organizations Costs

The Trust bears all costs in connection with its organization, including the initial fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from May 1, 1992.

Tax Matters

It is the Trust's policy to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to distribute all of its taxable income, as well as any net realized gains to its shareholders. Therefore, no federal income tax provision has been made. Foreign taxes have been provided for dividend and interest income earned on foreign investments in accordance with the applicable country's tax rates and, to the extent unrecoverable, are recorded as a reduction of investment income.

2.  INVESTMENT MANAGEMENT AGREEMENTS,
    INVESTMENT SUB-ADVISORY
    AGREEMENTS AND TRANSACTIONS
    WITH AFFILIATES

The Portfolios have entered into Investment Management Agreements with American Skandia Investment Services, Inc., formerly American Skandia Life Investment Management, Inc., ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following entities as sub-advisors for their respective Portfolios: Seligman Henderson Co., a joint venture between J&W Seligman

--------------------------------------------------------------------------------

& Co. Incorporated and Henderson International, Inc. for Henderson and Small Cap, Lord Abbett & Co. for Lord Abbett, Janus Capital Corporation for JanCap, J.
P. Morgan Investment Management, Inc. for Money Market, Federated Investment Counseling for Federated and High Yield, Phoenix Investment Counsel, Inc. for Balanced and Growth, T. Rowe Price Associates, Inc. for Asset Allocation and Natural Resources, Pacific Investment Management Co. for PIMCO and Limited Maturity, INVESCO Trust Co. for INVESCO, Founders Asset Management Inc. for Founders, Rowe Price-Fleming International, a United Kingdom corporation, for T. Rowe, Eagle Asset Management for Eagle, Scudder, Stevens, and Clark for Scudder, and Berger Associates, Inc. for Berger. The Investment Manager receives a fee computed daily and paid monthly based on an annual rate of 1.00%, .75%, .90%,
 .50%, .75%, .75%, .75%, .75%, .85%, .65%, .75%, .90%, 1.00%, .80%, 1.00%, .75%,
1.00%, .90%, and .65% of the average daily net assets of the Henderson, Lord Abbett, JanCap, Money Market, Federated, Balanced, High Yield, Growth, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, Eagle, Scudder, Berger, Small Cap, Natural Resources, and Limited Maturity Portfolios, respectively. The fees for Federated are at the rate of .60% for average daily net assets in excess of $50,000,000 and for Balanced are at the rate of .65% for average daily net assets in excess of $75,000,000. The Investment Manager is currently voluntarily waiving .15% of its fee for Henderson on average daily net assets in excess of $75,000,000, and .05% of its fee for Money Market.

The Investment Manager pays each sub-advisor a fee computed daily and payable monthly based on an annual rate of 1.00%, .50%, .60%, .25%, .50%, .50%, .50%,
 .50%, .50%, .30%, .50%, .65%, .75%, .50%, .60%, .55%, .60%, .60%, and .30% of
the average daily net assets of the Henderson, Lord Abbett, JanCap, Money Market, Federated, Balanced, High Yield, Growth, Asset Allocation, PIMCO, INVESCO, Founders, T. Rowe, Eagle, Scudder, Berger, Small Cap, Natural Resources, and Limited Maturity Portfolios, respectively. The sub-advisors for Henderson and Money Market are currently voluntarily waiving portions of the fees payable to them by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the sub-advisors of all Portfolios, other than Eagle and Scudder, are reduced for Portfolio net assets in excess of specified levels.

The Investment Manager has agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses (after fee waivers and expense reimbursements) of the Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. The Investment Management Agreement with each Portfolio also provides that the Investment Manager will reimburse the Portfolio to prevent its expenses from exceeding a specific percentage limit. During the year ended December 31, 1995, the Investment Manager reimbursed Money Market, Growth, Asset Allocation, Eagle and Natural Resources for expenses pursuant to those provisions.

The Trust has entered into an agreement for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.1% of each Portfolio's average daily net assets.

Certain officers and/or Trustees of the Trust are also officers and/or directors of the Investment Manager. During the year ended December 31, 1995, the Trust made no direct payments to its officers or interested Trustees.

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

--------------------------------------------------------------------------------

3.  PURCHASES AND SALES OF SECURITIES

The cost of security purchases and proceeds from the sales of securities, excluding short-term obligations, during the year ended December 31, 1995 were ($ in thousands): $139,949 and $135,018 for Henderson, $161,248 and $67,797 for
Lord Abbett, $481,042 and $338,056 for JanCap, $79,463 and $60,002 for
Federated, $231,131 and $201,726 for Balanced, $65,672 and $12,996 for High Yield, $44,632 and $61,254 for Growth, $37,318 and $5,889 for Asset Allocation, $229,857 and $87,401 for PIMCO, $175,237 and $93,917 for INVESCO, $77,534 and
$32,394 for Founders, $90,390 and $22,238 for T. Rowe, $4,887 and $9,040 for
Eagle, $106,962 and $80,393 for Scudder, $54,444 and $15,457 for Berger, $24,497
and $359 for Small Cap, $7,314 and $271 for Natural Resources, and $100,645 and $44,050 for Limited Maturity.

4.  FINANCIAL INSTRUMENTS

Certain Portfolios, as permitted by the Trust's prospectus, may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as changes in interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

5.  CAPITAL LOSS CARRYOVERS

At December 31, 1995, for Federal income tax purposes, capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of utilization or expiration in 2002 were ($ in thousands): $2,704 for Federated, $26 for High Yield and $9 for Berger. Capital loss carryovers that expire in 2003 were ($ in thousands): $418 for T. Rowe, $195 for Berger and $14 for Small Cap.

6.  FUND SUBSTITUTION

On December 29, 1995, pursuant to an exemptive order granted by the Securities and Exchange Commission, ASLAC effected a substitution involving various Portfolios and other unaffiliated mutual funds offered as investment options in its annuity contracts. As a result of that substitution, on December 29, 1995, the separate accounts of ASLAC redeemed all of the then-outstanding shares of Growth and Eagle, and effected purchases of the shares of various Portfolios of the Trust, as follows ($ in thousands unaudited):

                               VALUE OF FUND SHARES:
          PORTFOLIO            PURCHASED   REDEEMED
-----------------------------  ----------  ---------
Henderson....................    $  2,154
Lord Abbett..................      66,471
JanCap.......................         623
Balanced.....................      69,746
PIMCO........................      44,198
Limited Maturity.............     101,712
Growth.......................                $19,220
Eagle........................                  5,255

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

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
American Skandia Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Henderson International Equity Portfolio (formerly Henderson International Equity Portfolio) of American Skandia Trust (the "Trust") as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. We also have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Phoenix Balanced Asset Portfolio, Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, AST Scudder International Bond Portfolio, Berger Capital Growth Portfolio, Seligman Henderson International Small Cap Portfolio,
T. Rowe Price Natural Resources Portfolio, and PIMCO Limited Maturity Bond Portfolio of the Trust as of December 31, 1995, the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. We also have audited the accompanying statements of assets and liabilities of AST Phoenix Capital Growth Portfolio and Eagle Growth Equity Portfolio of the Trust as of December 31, 1995, the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodians and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of Seligman Henderson International Equity Portfolio, Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Phoenix Balanced Asset Portfolio, Federated High Yield Portfolio, AST Phoenix Capital Growth Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, Eagle Growth Equity Portfolio, AST Scudder International Bond Portfolio, Berger Capital Growth Portfolio, Seligman Henderson International Small Cap Portfolio,
T. Rowe Price Natural Resources Portfolio, and PIMCO Limited Maturity Bond Portfolio of American Skandia Trust as of December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 1996

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